                                               Exhibit 10(a)
                                               -------------
                                                ( 1 of 152)




                                      REVOLVING CREDIT AGREEMENT


        REVOLVING CREDIT AGREEMENT dated as of July 8, 1994, among MCI COMMUNICATIONS CORPORATION, a Delaware corporation (the "Company"), the several financial institutions parties to this Agreement (collectively, the "Banks"; individually, a "Bank"), BANK OF
AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("Bank of America") as Competitive Bid Agent and Operating Agent, and BA SECURITIES,
INC. as Syndication Agent.

        WHEREAS, the Company requested BA Securities, Inc. to act as Syndication Agent (as hereinafter defined) to assemble a syndicate of lending institutions to make available to the Company a revolving credit facility, comprising a pro rata facility and a competitive bid facility; and

        WHEREAS, the Banks have agreed to make available to the Company such a revolving credit facility, upon the terms and conditions set forth in this Agreement; and

        WHEREAS, in connection with the competitive bid facility referred to in Section 2.02 below the Banks wish to appoint Bank of America as their competitive bid agent (in such capacity, Bank of America shall be hereinafter referred to as the "Competitive Bid Agent"), and in connection with other aspects of this Agreement the Banks wish to appoint Bank of America as their operating agent (in such capacity, Bank of America shall be hereinafter referred to as the "Operating Agent").

        NOW, THEREFORE, the parties hereto hereby agree as follows:


                                               ARTICLE I

                                              DEFINITIONS

        1.01 Defined Terms. As used in this Agreement, the following terms have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                 "Absolute Bid" means a proposal for the making of one or more Competitive Bid Advances at a fixed rate (other than Competitive Bid Eurodollar Advances) under Section 2.02.
                 "Advances" means Pro Rata Advances and Competitive Bid
Advances.



                                         Exhibit 10(a)
                                         -------------
                                          ( 2 of 152)


                 "Affiliate" means, with respect to any Person, any other Person (other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person. A Person shall be deemed to control another Person if such controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise. Any director, executive officer or beneficial owner of ten percent (l0%) or more of the shares of capital stock having power to vote for the election of directors of a Person (or comparable interests in the case of a Person other than a corporation) shall, for the purposes of this Agreement, be deemed an Affiliate of such Person. Notwithstanding the foregoing, under no circumstances shall either Agent or any Bank be deemed to be an Affiliate of the Company or any Subsidiary of the Company.

                 "Agents" means the Competitive Bid Agent and the Operating Agent.

                 "Agreement" means this Revolving Credit Agreement, as amended, supplemented or modified from time to time.

                 "Applicable Margin" means with respect to Eurodollar Rate Advances, the percentage per annum set forth on the Pricing
Grid for the applicable Pricing Level for such Advance.

                 "Assignee" has the meaning ascribed to such term in
Section 9.07(a).

                 "Assignment Effective Date" has the meaning ascribed to such term in Section 9.07(a).

                 "Assignment Notice and Acceptance" means an assignment notice and acceptance entered into by a Bank and an Assignee, and accepted by the Operating Agent, in substantially the form of Exhibit G hereto.

                 "Availability Period" means the period from the Effective Date to the Termination Date.

                 "BA Securities" means BA Securities, Inc., a Delaware corporation and a wholly-owned subsidiary of BankAmerica
Corporation. BA Securities is a registered broker-dealer and permitted to underwrite and deal in certain Ineligible Securities as defined in Section 6.06(c)).






                                         Exhibit 10(a)
                                         -------------
                                          ( 3 of 152)




                 "Bank of America" means Bank of America National Trust and Savings Association.

                 "Borrowing" means a Competitive Bid Borrowing or a Pro Rata Borrowing.

                 "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in New York City or San Francisco are authorized or required by law to close.

                 "Capitalized Lease Obligation" means, with respect to any Person, a lease obligation of such Person which would be required under GAAP to be capitalized on the books of such Person.

                 "COBRA" has the meaning ascribed to such term in
Section 3.08.

                 "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

                 "Commitment" means, with respect to any Bank, its obligation to make Pro Rata Advances to the Company pursuant to
Section 2.01 in an aggregate amount not to exceed at any one time outstanding the amount set forth opposite such Bank's name on the signature pages hereto, under the "Commitment" heading, as such amount may be reduced from time to time as provided herein (collectively, with respect to all the Banks, the "Commitments").

                 "Commitment Percentage" means, with respect to any Bank, the percentage of the aggregate Commitments constituted by such Bank's Commitment.

                 "Competitive Bid Advance" means an extension of credit by a Bank to the Company under Section 2.02.

                 "Competitive Bid Advance Confirmation" has the meaning ascribed to such term in Section 2.02(d).

                 "Competitive Bid Advance Offer" has the meaning ascribed to such term in Section 2.02(c).

                 "Competitive Bid Agent" means Bank of America in its capacity as competitive bid agent for the Banks hereunder in connection with the competitive bid facility established under
Section 2.02, as contemplated by the second WHEREAS clause, and any successor agent.




                                         Exhibit 10(a)
                                         -------------
                                          ( 4 of 152)




                 "Competitive Bid Borrowing" means a borrowing hereunder consisting of one or more Competitive Bid Advances made to the Company on the same day by one or more Banks pursuant to Section
2.02.

                 "Competitive Bid Borrowing Request" has the meaning ascribed to such term in Section 2.02(b).

                 "Competitive Bid Eurodollar Advance" means a Competitive Bid Advance that shall bear interest based on a Competitive Bid
Eurodollar Rate.

                 "Competitive Bid Eurodollar Rate" means, with respect to any Competitive Bid Eurodollar Advance, a rate of interest determined pursuant to Section 2.02(g).

                 "Competitive Bid Note" means a promissory note of the Company substantially in the form of Exhibit B hereto.

                 "Contingent Obligation" means, with respect to any Person, any direct or indirect liability of that Person with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor, or (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation, or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor or (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or
(d) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the Company in good faith.

                 "Contractual Obligations" means, with respect to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument to which such Person is a party or by which it or any of its property is bound.

                                         Exhibit 10(a)
                                         -------------
                                          ( 5 of 152)



                 "Default" means any of the events specified in Article VII, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, event or act has been satisfied.

                 "DOL" means the United States Department of Labor.

                 "Dollars" and "$" mean dollars in lawful currency of the United States.

                 "Domestic Lending Office" means, with respect to each Bank, the office of such Bank in the United States designated as such in Schedule I hereto or such other office of such Bank as such Bank in the United States may from time to time specify to the Company and the Operating Agent.

                 "Effective Date" means July 8, 1994.

                 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time and any regulation promulgated thereunder.

                 "ERISA Affiliate" means, with respect to the Company or any Subsidiary, all trades or businesses (whether or not incorporated) under common control with the Company or such Subsidiary and which, together with the Company or any Subsidiary, are treated as a single employer under Section 414(b), 414(c) or 414(m) of the Code.

                 "ERISA Event" means, with respect to the Company or any ERISA Affiliate (a) a Reportable Event (other than a Reportable
Event not subject to the provision for 30-day notice to the PBGC under the regulations issued under ERISA); or (b) the withdrawal of the Company or any ERISA Affiliate from a Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA; or (c) the filing of a notice of intent to terminate a Plan, if such Plan is underfunded, or the treatment of a Plan amendment as a termination under Section 4041 of ERISA; or
(d) the institution of proceedings to terminate a Plan by the PBGC;
or (e) the imposition of a lien under Section 412 of the Code or
Section 302 of ERISA; or (f) any other event or condition which might reasonably be expected to constitute grounds under Section
4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or to result in the imposition of any liability under Title IV of ERISA other than PBGC premiums due but not delinquent under Section 4007 of ERISA.

                 "Eurocurrency Liabilities" has the meaning ascribed to such term in Regulation D of the Federal Reserve Board.


                                         Exhibit 10(a)
                                         -------------
                                          ( 6 of 152)




                 "Eurodollar Business Day" means a day that is a Business Day and is also a day on which banks are open for business in London and dealings are carried on in the London interbank
Eurodollar market.

                 "Eurodollar Lending Office" means, with respect to each Bank, the office of such Bank designated as such in Schedule I hereto or such other office of such Bank, as such Bank may from time to time specify to the Company and the Operating Agent.

                 "Eurodollar Rate" means, with respect to each Interest Period for Eurodollar Rate Advances comprising the same Pro Rata Borrowing a rate per annum equal to the average (rounded upwards, if necessary, to the nearest whole multiple of one-sixteenth of one percent (1/16 of 1%)) of the rates of interest per annum notified to the Operating Agent by each Reference Bank as the rate at which Dollar deposits for such Interest Period and in an amount comparable to the amount of the Eurodollar Rate Advance of such Reference Bank during such Interest Period would be offered by its Eurodollar Lending Office to major banks in the London interbank Eurodollar market at or about 11:00 a.m. (London time) on the second Eurodollar Business Day before the commencement of such Interest Period.

                 "Eurodollar Rate Advance" means a Pro Rata Advance that shall bear interest based on the Eurodollar Rate.

                 "Eurodollar Reserve Percentage" means, with respect to the Interest Period for any Eurodollar Rate Advance of any Bank, the reserve percentage applicable during such Interest Period (or if more than one such percentage shall be so applicable, the daily average of such percentages for the days in such Interest Period for which any such percentage shall be so applicable) under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for such Bank with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Interest Period in an amount comparable to the amount of such Eurodollar Rate Advance.

                 "Event of Default" means any of the events specified in
Article VII, provided, however, that any requirement for the giving of notice, the lapse of time, or both, or any other condition, event or act has been satisfied.

                 "Existing Agreement" means the $1,250,000,000 Revolving Credit Agreement, dated as of June 8, 1992, as amended from time to time prior to the date hereof, among the Company, Bank of America and the several financial institutions parties thereto.

                                         Exhibit 10(a)
                                         -------------
                                          ( 7 of 152)


                 "Federal Funds Rate" means, for any period, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board (including any such successor, "H.15(519)") for such day opposite the caption "Federal Funds (Effective)". If on any relevant day such rate is not yet published in H.15(519), the rate for such day will be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S.
Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, the "Composite 3:30 p.m. Quotations") for such day under the caption "Federal Funds Effective Rate". If on any relevant day the appropriate rate for such previous day is not yet published in either H.15(519) or the Composite 3:30 p.m. Quotations, the rate for such day will be the arithmetic mean of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m.
(New York time) on that day by each of three (3) leading brokers of Federal funds transactions in New York City, selected by the Operating Agent.

                 "Federal Reserve Board" means the Board of Governors of the Federal Reserve System or any successor thereof.

                 "Fitch" means Fitch Investors Service, Inc.

                 "Form 1001" has the meaning ascribed to such term in
Section 2.15(f)(i).

                 "Form 4224" has the meaning ascribed to such term in
Section 2.15(f)(i).

                 "GAAP" means generally accepted accounting principles in the United States in effect from time to time.

                 "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any central bank thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.


                 "Hazardous Materials" means those substances which are regulated by or form the basis of liability under any Hazardous
Materials Laws.

                 "Hazardous Materials Claims" has the meaning ascribed to such term in Section 5.10(d).



                                         Exhibit 10(a)
                                         -------------
                                          ( 8 of 152)


                 "Hazardous Materials Laws" means the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C.
Section 960l et seq.), the Hazardous Material Transportation Act (49 U.S.C. Section 180l et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 690l et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Clean Air Act (42 U.S.C. Section 1251 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), and the Occupational Safety and Health Act (29 U.S.C. Section 651 et seq.), as such laws have been amended or supplemented and any analogous future federal, or present or future state or local, statutes and the regulations promulgated thereunder.

                 "Indebtedness" means, with respect to any Person,
(a) all obligations of such Person for borrowed money (including, without limitation, reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured); (b) all obligations evidenced by notes, bonds, debentures or similar instruments; (c) all obligations to pay for the deferred purchase price of property or services except trade accounts payable and accrued liabilities arising in the ordinary course of business; (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller under such agreement in the event of default are limited to repossession or sale of such property); (e) all obligations under leases which have been or should be, in accordance with GAAP, recorded as capital leases; and (f) all indebtedness secured by any Lien on any property or asset owned or held by such Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is non-recourse to the credit of such Person.

                 "Indemnified Liabilities" has the meaning ascribed to such term in Section 9.05.

                 "Indemnified Person" has the meaning ascribed to such term in Section 9.05.

                 "Indenture" means the Subordinated Indenture dated as of October 15, 1989 between the Company and Bankers Trust Company, as Trustee, as the same may be amended or supplemented from time to time.


                 "Interest Payment Date" means, with respect to any Pro Rata Advance, the last day of each Interest Period applicable to such Advance or, in the case of a Reference Rate Advance, each February 15, May 15, August 15 and November 15 falling after the date of such Reference Rate Advance.



                                         Exhibit 10(a)
                                         -------------
                                          ( 9 of 152)


                 "Interest Period" means:

                 (a) with respect to any Eurodollar Rate Advance, the period commencing on the date of such Advance and ending on the date one (1), two (2), three (3), six (6) or, if available to all the Banks, nine (9) or twelve (12) months thereafter, as selected by the Company in its notice of borrowing as provided in Section
2.04; and

                 (b) with respect to any Competitive Bid Advance, the period specified for such Advance in the related Competitive Bid
Borrowing Request under Section 2.02(a);

provided that:

                         (i)  if any Interest Period pertaining to a
        Eurodollar Rate Advance or Competitive Bid Eurodollar Advance would otherwise end on a day which is not a Eurodollar Business Day, that Interest Period shall be extended to the next succeeding Eurodollar Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Eurodollar Business Day;

                     (ii) any Interest Period pertaining to a Eurodollar Rate Advance or Competitive Bid Eurodollar Advance shall, subject to proviso (i) above, end on the day in the calendar month at the end of such Interest Period that shall numerically correspond to the first day of such Interest
        Period; provided, that if there shall be no such numerically corresponding day in such last calendar month, such Interest
        Period shall end on the last Eurodollar Business Day of such calendar month;

                    (iii) if any Interest Period pertaining to a Competitive Bid Advance other than a Competitive Bid
        Eurodollar Advance would otherwise end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day; and

                     (iv) any Interest Period that would otherwise extend beyond the Termination Date shall end on the Termination Date.


                 "Lending Office" means, with respect to any Bank, a Domestic Lending Office or Eurodollar Lending Office of such Bank.

                 "LIBOR Bid" means a proposal for the making of one or more Competitive Bid Eurodollar Advances under Section 2.02.


                                         Exhibit 10(a)
                                         -------------
                                          ( 10 of 152)


                 "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, charge or segregated deposit arrangement, encumbrance, lien (statutory or other) or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including, without limitation, those created by, arising under or evidenced by any conditional sale or other title retention agreement or the filing of any financing statement naming the owner of the asset to which such Lien shall relate as debtor (other than in connection with a transaction in which such asset shall have been leased by the named debtor), under the Uniform Commercial Code or comparable law of any jurisdiction).

                 "Loan Documents" means this Agreement and any Notes.

                 "Majority Banks" means at any time Banks having at least 67% of the then aggregate amount of the Commitments; provided, that if the Commitments shall have been terminated in full, but Advances shall remain outstanding, "Majority Banks" shall mean Banks holding at least 67% of the then aggregate unpaid amount of such outstanding Advances.

                 "Margin Stock" means "margin stock" as such term is defined in Regulation U of the Federal Reserve Board.

                 "MCI Telecom" means MCI Telecommunications Corporation, a Delaware corporation.

                 "MCI Telecom Liabilities" means, at any time, the aggregate principal amount (without duplication) of all Indebtedness and Contingent Obligations of MCI Telecom; provided, however, that the following shall be excluded from Contingent
Obligations for purposes of this definition:

                 (a) endorsements for collection or deposit in the ordinary course of business;

                 (b)     interest rate swap or cap agreements;

                 (c) obligations in respect of performance bonds and letters of credit not supporting the payment of Indebtedness;

                 (d) Contingent Obligations with respect to Indebtedness of the Company or any Subsidiary;

                 (e) Contingent Obligations with respect to lease obligations;

                 (f) recourse obligations with respect to the sales of customer receivables;



                                         Exhibit 10(a)
                                         -------------
                                          ( 11 of 152)


                 (g) Contingent Obligations related to obligations of third parties (other than the Company and its Subsidiaries) not in respect of Indebtedness and incurred in the ordinary course of business; and

                 (h) other Contingent Obligations of MCI Telecom in an amount, as to each such Contingent Obligation, less than $5,000,000.

                 "Moody's" means Moody's Investors Service, Inc.

                 "Multiemployer Plan" means, as to the Company or any ERISA Affiliate, at any time, a "multiemployer plan" within the meaning of Section 4001(a)(3) of ERISA and to which the Company or any ERISA Affiliate is making, or is obligated to make contributions or has made, or been obligated to make, contributions.

                 "Notes" means any Pro Rata Notes and Competitive Bid
Notes.

                 "Operating Agent" means Bank of America in its capacity as operating agent for the Banks hereunder, and any successor operating agent.

                 "Other Taxes" has the meaning ascribed to such term in
Section 2.15(b).

                 "Participant" has the meaning ascribed to such term in
Section 9.07(b).

                 "Payment Office" means the office of the Operating Agent specified in or pursuant to Section 9.02.

                 "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

                 "Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture or Governmental Authority.

                 "Plan" means, with respect to the Company or any ERISA Affiliate, at any time, an employee pension benefit plan as defined in Section 3(2) of ERISA (including a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and is maintained for employees of the Company or any ERISA Affiliate.

                 "Pricing Grid" means the pricing grid set forth on
Schedule II.


                                         Exhibit 10(a)
                                         -------------
                                          ( 12 of 152)

                 "Pricing Level" means the level on the Pricing Grid for the highest rating at any time for the long term senior unsecured debt of the Company as publicly announced by any of the Rating
Agencies; provided, that (a) if none of the Rating Agencies maintains any rating of the long-term senior unsecured debt of the Company, then Pricing Level VII as set forth on the Pricing Grid shall be required, and (b) if any one or more of the Rating
Agencies shall fail to maintain a rating of the long term senior unsecured debt of the Company but at least one Rating Agency continues to maintain a rating of such debt, then the Pricing Level shall be determined based on the rating or ratings of the remaining Rating Agency or Agencies.

                 "Pro Rata Advance" means an extension of credit by a Bank to the Company under Section 2.01, which may be a Reference
Rate Advance or Eurodollar Rate Advance.

                 "Pro Rata Borrowing" means a borrowing hereunder consisting of Pro Rata Advances made to the Company on the same day by the Banks pursuant to Article II.

                 "Pro Rata Borrowing Request" has the meaning ascribed to such term in Section 2.04.

                 "Pro Rata Note" means a promissory note of the Company substantially in the form of Exhibit A hereto.

                 "Rating Agencies" shall mean, collectively, Moody's, Standard & Poor's and Fitch.

                 "Reference Banks" means Bank of America, The Bank of Nova Scotia, Citibank, N.A., Mellon Bank, N.A. and Nationsbank of
Virginia, N.A.

                 "Reference Rate" means the higher of:

                 (a) the rate of interest publicly announced from time to time by Bank of America in San Francisco, California, as its reference rate; and

                 (b) one-half of one percent (1/2 of 1%) per annum above the Federal Funds Rate.

                 The rate referred to in (a) above is a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such announced rate. Any change in such rate shall take effect at the opening of business on the day specified in the public announcement of such change.

                 "Reference Rate Advance" means a Pro Rata Advance that bears interest based on the Reference Rate.

                                         Exhibit 10(a)
                                         -------------
                                          ( 13 of 152)


                 "Refunding Borrowing" means a Borrowing hereunder which, after application of the proceeds thereof, results in no net increase in the aggregate outstanding principal amount of the Advances made by the Banks.

                 "Reportable Event" means "reportable event" as defined in Section 4043 of ERISA.

                 "Requirement of Law" means, with respect to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                 "Responsible Officer" means the Chief Executive Officer or the President of the Company or, with respect to financial matters, the Chief Financial Officer, the Controller or the Treasurer of the Company.

                 "Right of Way Agreements" has the meaning ascribed to such term in Section 3.10.

                 "Specified Amount" has the meaning ascribed to such term in Section 2.02(d)(B).

                 "Standard & Poor's" means Standard & Poor's Corporation.

                 "Subsidiary" means, with respect to any Person, (i) a corporation of which shares of stock having ordinary voting power (other than stock having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person and
(ii) any partnership of which such Person or any Subsidiary is a general partner or any partnership more than 50% of the equity interests of which are owned, directly or indirectly, by such Person or by one or more other Subsidiaries, or by such Person and one or more other Subsidiaries. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company, and all references to the corporate form of a Subsidiary shall be deemed, in the case of any Subsidiary that shall be a partnership, to refer to the partnership form thereof.

                 "Syndication Agent " means BA Securities in its capacity as arranger of the syndication of the revolving credit facility contemplated by this Agreement.



                                         Exhibit 10(a)
                                         -------------
                                          ( 14 of 152)


                 "Taxes" has the meaning ascribed to such term in
Section 2.15(a).

                 "Termination Date" means the earlier to occur of:

                 (a)     July 8, 1999; and

                 (b) the date on which the Commitments shall terminate in accordance with the provisions of this Agreement;

provided, that insofar as (a) is concerned the Termination Date may be extended for an additional year by written agreement between the Company and the Banks (in the absolute and sole discretion of all the Banks) entered into within the period of sixty (60) days immediately prior to each anniversary of the date of this Agreement pursuant to a request by the Company therefor delivered to the Operating Agent during the first fifteen (15) days of such period.

                 "Total Capital" means, at any time, the amount of the capital stock account plus (or minus in the case of a deficit) the amount of the additional paid-in capital and retained earnings, consolidated in accordance with GAAP, of the Company and its consolidated Subsidiaries, after deducting the aggregate amount of all minority interests in the capital stock and surplus of consolidated Subsidiaries, less the aggregate net book value (after deducting any reserves applicable thereto) of all items of the following character which are included in the consolidated assets of the Company and its consolidated Subsidiaries:

                 (a) franchises, licenses, permits, patents, patent applications, copyrights, trademarks, trade names, goodwill, experimental or organizational expense, and other like intangibles but excluding rights of way treated as assets;

                 (b) deferred charges and prepaid expenses (other than prepaid interest, prepaid rent, insurance and taxes);

                 (c)     unamortized debt discount and expense;

                 (d) assets which are pledged or deposited as security for or for the purpose of paying any obligations, contingent or otherwise, which are not included in consolidated liabilities; and

                 (e) amounts in respect of capital stock, promissory notes and other securities issued by the Company or one of its consolidated Subsidiaries and held in its treasury.






                                         Exhibit 10(a)
                                         -------------
                                          ( 15 of 152)


                 "Total Liabilities" means, at any time, the aggregate principal amount (without duplication) of all Indebtedness and Contingent Obligations of the Company and its consolidated
Subsidiaries, on a consolidated basis; provided, however, that the following shall be excluded from Contingent Obligations for purposes of this definition:

                 (a) endorsements for collection or deposit in the ordinary course of business;

                 (b)     interest rate swap or cap agreements;

                 (c) obligations in respect of performance bonds and letters of credit not supporting the payment of Indebtedness;

                 (d) Contingent Obligations with respect to Indebtedness of the Company or any Subsidiary;

                 (e) Contingent Obligations with respect to lease obligations;

                 (f) recourse obligations with respect to the sales of customer receivables;

                 (g) Contingent Obligations related to obligations of third parties (other than Subsidiaries) not in respect of Indebtedness and incurred in the ordinary course of business;

                 (h) Contingent Obligations of any corporation that shall become a Subsidiary after the date of this Agreement to the extent such Contingent Obligations existed at the time of the acquisition and were not created in anticipation thereof by or with the agreement of the Company; and

                 (i) other Contingent Obligations of the Company or any Subsidiary in an amount, as to each such Contingent Obligation, less than $5,000,000.

                 "Transferee" has the meaning ascribed to such term in
Section 9.08.

                 "Unfunded Benefit Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (i) the present value of all benefit liabilities under such Plan, determined based on actuarial assumptions used to determine accumulated benefit obligations under Accounting Principle 87 of the Financial
Accounting Standards Board, exceeds (ii) the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of the Company or any ERISA Affiliate to the PBGC or such Plan under Title
IV of ERISA.

                                         Exhibit 10(a)
                                         -------------
                                          ( 16 of 152)


                 "United States" means the United States of America.

                 "WUI" means Western Union International, Inc., a
Delaware corporation.

        1.02     Other Definitional Provisions.

                 (a) Unless otherwise specified herein, all terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto.

                 (b) All accounting terms not expressly defined herein shall be construed, except where the context otherwise requires, and all financial computations required under this Agreement shall be made, in accordance with GAAP; provided, that no change in GAAP after the date of this Agreement shall have the effect of causing a Default or Event of Default under this Agreement if such Default or Event of Default would not have occurred in the absence of such change in GAAP (except to the extent that an amendment as contemplated by Section 5.11 shall be agreed to by the requisite parties hereto).

                 (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, schedule and exhibit references are to this Agreement unless otherwise specified. The meaning of defined terms shall be equally applicable to the singular and plural forms of the defined terms.


                                              ARTICLE II

                                         THE CREDIT FACILITIES

        2.01     Commitments to Make Pro Rata Advances.

                 (a) Commitments. Each Bank severally agrees, on the terms and conditions hereof, to make Pro Rata Advances to the Company from time to time on any Business Day (or, in the case of Eurodollar Rate Advances, any Eurodollar Business Day) during the
Availability Period in an aggregate principal amount at any one time outstanding not to exceed its Commitment Percentage of the Commitments at such time; provided, that the aggregate principal amount of all Pro Rata Advances and Competitive Bid Advances outstanding at any time shall not exceed the Commitments at such time. During the Availability Period, the Company may borrow under Sections 2.01(a) and 2.04, prepay and repay Pro Rata Advances to the extent permitted by Sections 2.07 and 2.08 and reborrow in accordance with Sections 2.01(a), 2.04 and 2.05 and the other terms and conditions hereof.

                                         Exhibit 10(a)
                                         -------------
                                          ( 17 of 152)


                 (b) Types of Pro Rata Advances. Each Pro Rata Borrowing shall consist of (i) Eurodollar Rate Advances or
(ii) Reference Rate Advances, provided that no Eurodollar Rate Advance shall be made less than one month prior to the Termination Date. Eurodollar Rate Advances shall be made by each Bank at its Eurodollar Lending Office and Reference Rate Advances shall be made by each Bank at its Domestic Lending Office.

        2.02     Competitive Bid Advances.

                 (a) Competitive Bid Advances. Each Bank severally agrees that the Company may borrow Competitive Bid Advances under this Section 2.02 from time to time on any Business Day (or, in the case of Competitive Bid Eurodollar Advances, any Eurodollar
Business Day) during the Availability Period in the manner set forth below; provided, that (I) the aggregate principal amount of all Pro Rata Advances and Competitive Bid Advances outstanding at any time shall not exceed the Commitments at such time, (II) except as provided in Section 2.02(l), the Company shall not request that a Competitive Bid Advance be made on the same day on which a Pro
Rata Advance is to be made hereunder, (III) the Company may not deliver a Competitive Bid Borrowing Request as long as Pricing
Level VII would be effective if a Pro Rata Advance were made at such time, and (IV) the Company may not deliver a Competitive Bid Borrowing Request within five (5) Business Days of any other Competitive Bid Borrowing Request hereunder; provided that the Company and the Competitive Bid Agent may agree from time to time to a period of less than five (5) Business Days between Competitive
Bid Borrowing Requests.

                 (b) Competitive Bid Borrowing Requests. The Company may request Competitive Bid Advances under this Section 2.02 to be made on any Business Day (in the case of an Absolute Bid) or Eurodollar Business Day (in the case of a LIBOR Bid) that is not also the day requested by the Company for a Pro Rata Advance hereunder, except as provided in Section 2.02(l), by giving a notice substantially in the form of Exhibit C-2 (a "Competitive Bid Borrowing Request") to the Competitive Bid Agent, not later than
(1) in the case of LIBOR Bids, 11:00 a.m. (New York City time) at least four (4) Eurodollar Business Days prior to the date of the proposed Competitive Bid Advances, or (2) in the case of Absolute
Bids, 11:00 a.m. (New York City time) at least one (1) Business Day prior to the date of the proposed Competitive Bid Advances, containing the information specified in Exhibit C-2 hereto and specifying for not more than three (3) alternative proposed
Competitive Bid Advances (A) the aggregate amount and date of the proposed Competitive Bid Advances, which aggregate amount shall be a minimum of Five Million Dollars ($5,000,000) or a multiple of One Million Dollars ($1,000,000) in excess of Five Million Dollars ($5,000,000), (B) the final maturity date thereof (which shall not be less than one (1) month in the case of a LIBOR Bid, or seven (7)


                                         Exhibit 10(a)
                                         -------------
                                          ( 18 of 152)


days in the case of an Absolute Bid, from the date the proposed Competitive Bid Advances are to be made and shall not occur after the earlier of (i) the Termination Date or (ii) the date six (6) months, in the case of a LIBOR Bid, or one hundred eighty three
(183) days, in the case of an Absolute Bid, after the date of the requested Competitive Bid Advances), (C) the Interest Period or Interest Periods and/or the interest payment date or dates relating thereto and (D) any other terms to be applicable to such Competitive Bid Advances. The Competitive Bid Agent shall in turn promptly notify each Bank of such information.

                 (c) Offers of Competitive Bid Advances. Each Bank may, in its sole discretion, elect irrevocably (except as provided in Section 2.02(h)) to offer to make one or more Competitive Bid
Advances (each in a minimum amount equal to Five Million Dollars
($5,000,000) or a multiple of One Million Dollars ($1,000,000) in excess of Five Million Dollars ($5,000,000)) at a rate or rates of interest (in the case of an Absolute Bid) or at a margin or margins
(in the case of a LIBOR Bid) specified by such Bank in its sole discretion by notifying the Competitive Bid Agent by telephone, immediately confirmed by telecopier, before (1) in the case of LIBOR Bids, 10:00 A.M. (New York City time) (if the Bank shall be the Bank acting as the Competitive Bid Agent) or 10:15 A.M. (New
York City time) (in the case of each other Bank) three (3)
Eurodollar Business Days before the date of the proposed
Competitive Bid Advance, or (2) in the case of Absolute Bids, 9:30
A.M. (New York City time) (if the Bank shall be the Bank acting as the Competitive Bid Agent) or 9:45 A.M. (New York City time) (in the case of each other Bank) on the date of the proposed
Competitive Bid Advances (which notice the Competitive Bid Agent shall transmit by telephone, immediately confirmed by telecopier, to the Company before (1) in the case of LIBOR Bids, 11:15 A.M.
(New York City time) three (3) Eurodollar Business Days before the date of the proposed Competitive Bid Advances, or (2) in the case of Absolute Bids, 10:15 A.M. (New York City time) on the date of the proposed Competitive Bid Advances), of the maximum amount of each Competitive Bid Advance which such Bank would be willing to make (which maximum amount shall be at least Five Million Dollars
($5,000,000) or a multiple of One Million Dollars ($1,000,000) in excess of Five Million Dollars ($5,000,000)), the rate or rates of interest or margin or margins therefor and the aggregate maximum amount of all Competitive Bid Advances such Bank would be willing to make, provided, that no more than two alternative interest rates or margins may be offered for each separate maturity date of Competitive Bid Advances. Each Bank may offer to make one or more Competitive Bid Advances in an aggregate amount in excess of such Bank's Commitment. Each such offer shall be in substantially the form of Exhibit D hereto (a "Competitive Bid Advance Offer").




                                         Exhibit 10(a)
                                         -------------
                                          ( 19 of 152)


                 (d) Responses by the Company to Offers. The Company shall, in turn, by (1) in the case of LIBOR Bids, 11:45 A.M. (New
York City time) three (3) Eurodollar Business Days before the date of the proposed Competitive Bid Advances, or (2) in the case of Absolute Bids, 10:30 A.M. (New York City time) on the date of the proposed Competitive Bid Advances, either

                         (A) cancel such Competitive Bid Borrowing Request by giving the Competitive Bid Agent notice by telephone to that effect immediately confirmed in writing, or

                         (B) accept one or more of the offers made by any Bank or Banks pursuant to paragraph (b) above, in its sole discretion, by giving notice by telephone to the Competitive Bid Agent of the amount of each Competitive
                 Bid Advance (which amount shall be equal to or less than the maximum amount, notified to the Company by the Competitive Bid Agent on behalf of such Bank for such Competitive Bid Advance pursuant to paragraph (c) above but shall be at least equal to Five Million Dollars ($5,000,000) (unless a lower amount is agreed to by the Company, the Competitive Bid Agent and the Bank whose offer is being accepted) or a multiple of One Million Dollars ($1,000,000) in excess of Five Million Dollars ($5,000,000)) to be made by each Bank, and reject any remaining offers made by Banks pursuant to paragraph (b) above by giving the Competitive Bid Agent notice to that effect; provided, that (i) the aggregate principal amount of offered Competitive Bid Advances accepted by the Company shall not exceed the aggregate principal amount of the Competitive Bid Advances requested by it;
                 and (ii) subject to the remainder of this Section
                 2.02(d) (B), if the Company is to accept any of such offers, it must accept offers strictly based upon pricing and no other criteria whatsoever. If two or more Banks submit offers at identical pricing and the Company shall accept any of such offers but does not wish (or is not permitted under (i) above) to borrow the total amount offered by such Banks, the Company shall accept offers from all of such Banks in amounts allocated among them pro rata according to the amounts offered by such Banks. If the interest rate for any Competitive Bid Advance offered by any Bank shall exceed the maximum interest rate permitted by law for loans of less than an amount specified by law (the "Specified Amount"), then (x) the Company may accept all or a portion (not less than the Specified Amount) of such Competitive Bid Advance offered by any other Bank to the extent it shall deem necessary or advisable to cause the aggregate principal amount of Competitive Bid Advances to be made to equal the aggregate principal amount of Competitive Bid Advances requested by the Company and

                                         Exhibit 10(a)
                                         -------------
                                          ( 20 of 152)

                 (y) the Company may not accept a portion of a Competitive Bid Advance from any Bank which is less than the Specified Amount for such Competitive Bid Advance. Notwithstanding anything to the contrary in this Section 2.02(d)(B), the amount of the Competitive Bid Advance to be made by any Bank may be rounded to the nearest One Hundred Thousand Dollars ($100,000) in the discretion of the Competitive Bid Agent. Each such notice of acceptance by the Company shall be confirmed in writing, in substantially the form of Exhibit E hereto (a "Competitive Bid Advance Confirmation").

Failure to give any such notice shall be deemed to be a cancellation by the Company of such Competitive Bid Borrowing
Request.

                 (e) Notice of Cancellation. If the Company shall cancel or be deemed to cancel a Competitive Bid Borrowing Request pursuant to paragraph (d) above, the Competitive Bid Agent shall give prompt notice thereof to the Banks and the Competitive Bid
Advances requested thereby shall not be made.

                 (f) Notice of Acceptance. If the Company shall accept one or more of the offers made by any Bank or Banks pursuant to paragraph (d) above, the Competitive Bid Agent shall in turn notify by telephone by (1) in the case of LIBOR Bids, 12:30 P.M. (New York
City time) three (3) Eurodollar Business Days before the date of such proposed Competitive Bid Advances, or (2) in the case of Absolute Bids, 10:45 A.M. (New York City time) on the date of the proposed Competitive Bid Advances, in each case with confirmation by telex or telecopier, (A) each Bank which has made an offer as described in paragraph (c) above of the date and aggregate amount of such Competitive Bid Advances and whether or not any offer or offers made by such Bank pursuant to paragraph (c) above shall have been accepted by the Company, and (B) each Bank which is to make a Competitive Bid Advance of the amount of each Competitive Bid
Advance to be made by such Bank and the terms of each such Competitive Bid Advance. The Competitive Bid Agent will send concurrently to the Operating Agent a copy of each such confirmation telex and will send to the Operating Agent (i) by 5:00
P.M. (New York City time) two (2) Eurodollar Business Days before the date of any proposed Competitive Bid Eurodollar Advances, a listing of each LIBOR Bid accepted, and (ii) by 11:00 A.M. (New
York City time) on the date of any other proposed type of Competitive Bid Advances, a listing of each Absolute Bid accepted.
Each Bank which is to make a Competitive Bid Advance shall, prior to 12:00 Noon (New York City time) on the date of such Competitive
Bid Advance specified in the notice received from the Competitive
Bid Agent pursuant to the preceding sentence, make available to the Operating Agent at the Payment Office such Bank's Competitive Bid



                                         Exhibit 10(a)
                                         -------------
                                          ( 21 of 152)

Advance in same day funds. After receipt by the Operating Agent of such funds and subject to the provisions of Article IV, the Operating Agent will make such funds available to the Company as soon as practicable on such date in accordance with the prior instructions of the Company and in like funds as received by the Operating Agent. Promptly after each Competitive Bid Advance is made, (x) the Operating Agent will notify the Competitive Bid Agent and each Bank of the amount of such Competitive Bid Advance and (y) the Competitive Bid Agent will notify each Bank of the range of bids submitted and the highest bid accepted, with respect to the related Competitive Bid Borrowing.

                 (g) Determining the Competitive Bid Eurodollar Rate. If the Company shall accept, pursuant to paragraph (d)(B) above, one or more of the offers made by any Bank or Banks to make a Competitive Bid Eurodollar Advance, the Competitive Bid Agent will solicit from the Reference Banks information for determining the Competitive Bid Eurodollar Rate applicable to such Competitive Bid Eurodollar Advance. The Competitive Bid Eurodollar Rate for the
Interest Period of any Competitive Bid Eurodollar Advance shall be determined in the manner in which the Eurodollar Rate would be determined for such Interest Period if the Advance were a Eurodollar Rate Advance to be made by the applicable Reference Bank but with the margin set forth in the offer of the relevant Bank.
Each Reference Bank agrees promptly to furnish to the Competitive
Bid Agent information for the purpose of determining the relevant Competitive Bid Eurodollar Rate. If any of the Reference Banks shall not furnish such timely information to the Competitive Bid

Agent for determination of such Competitive Bid Eurodollar Rate, the Competitive Bid Agent shall, subject to the provisions of clause (h) below, determine such Competitive Bid Eurodollar Rate on the basis of timely information furnished by the remaining Reference Banks. The Competitive Bid Agent shall as soon as practicable notify the Company and the relevant Banks of each determination of a Competitive Bid Eurodollar Rate; provided, that any failure to do so shall not relieve the Company of any liability hereunder. Each determination of an interest rate by the Competitive Bid Agent pursuant to this paragraph (g) shall be conclusive and binding on the Company and the Banks in the absence of manifest error. The Competitive Bid Agent shall, at the request of the Company or any relevant Bank, deliver to the Company or such Bank, as the case may be, a statement showing the quotations used by the Competitive Bid Agent in determining any interest rate pursuant to this paragraph (g).

                 (h) Inability to Determine Competitive Bid Eurodollar Rate. If, on or before any date on which a Competitive Bid
Eurodollar Rate is to be determined pursuant to paragraph (g) above, (i) the Competitive Bid Agent shall receive notice from two or more Reference Banks that, because of reasons affecting generally the London interbank Eurodollar market, deposits in

                                         Exhibit 10(a)
                                         -------------
                                          ( 22 of 152)

Dollars are not being offered by such Reference Banks to prime banks in the London interbank Eurodollar market for the applicable Interest Period or in the applicable amounts or (ii) the Competitive Bid Agent shall receive notice at least one day prior to the proposed borrowing date from the Banks which are obligated to make at least 66-2/3% of the relevant Competitive Bid Eurodollar Advances that such Competitive Bid Eurodollar Rate will not adequately reflect the cost to such Banks of making, funding or maintaining for the applicable Interest Period the Competitive Bid Eurodollar Advances to which such Interest Period shall relate, the Competitive Bid Agent shall forthwith give notice of such event to the Company and to each relevant Bank, whereupon such Competitive Bid Eurodollar Advances shall not be made.

                 (i) Borrowing and Reborrowing. Within the limits and on the conditions set forth in this Section 2.02, the Company may from time to time borrow under this Section 2.02, repay pursuant to paragraph (j) below and reborrow under this Section 2.02.

                 (j) Repayments. The Company shall repay to the Operating Agent, at the Payment Office and otherwise in accordance with Section 2.14, for account of each Bank which shall have made a Competitive Bid Advance and on the date for the repayment thereof (as specified by the Company in the related Competitive Bid Borrowing Request delivered pursuant to paragraph (b) above) the principal amount of such Competitive Bid Advance. The Company shall not have the right to prepay any Competitive Bid Advance.


                 (k) Interest. The Company shall pay to the Operating Agent, at the Payment Office and otherwise in accordance with
Section 2.14, for account of each Bank which shall have made a Competitive Bid Advance, interest on the unpaid principal amount of such Competitive Bid Advance from the date of such Competitive Bid
Advance to the date the principal of such Competitive Bid Advance shall become due, at the rate of interest for such Competitive Bid
Advance specified therefor in the notice with respect thereto delivered pursuant to paragraph (c) above, or calculated pursuant to paragraph (g) above with respect to Competitive Bid Eurodollar
Advances, payable on the interest payment date or dates specified by the Company for such Competitive Bid Advance in the related
Competitive Bid Borrowing Request delivered pursuant to paragraph
(b) above.

                 (l) Insufficient Competitive Bid Advances. If the aggregate principal amount of offered Competitive Bid Advances accepted by the Company shall be less than the aggregate principal amount of the Competitive Bid Advances requested by the Company for the date designated in a Competitive Bid Borrowing Request, the Company may borrow a Reference Rate Advance (in an amount equal to the difference between the aggregate principal amount of the Competitive Bid Advances requested by the Company and the aggregate

                                         Exhibit 10(a)
                                         -------------
                                          ( 23 of 152)

principal amount of Competitive Bid Advances accepted by the Company for such date)under the Commitments on the terms and conditions hereof on the date designated in such Competitive Bid Borrowing Request, by giving the Operating Agent irrevocable notice in a Pro Rata Borrowing Request (which notice must be received by the Operating Agent prior to 11:00 A.M., New York City time) on the date designated in such Competitive Bid Borrowing Request. Upon receipt of such notice from the Company, the Operating Agent shall promptly notify each Bank thereof and of the amount of such Bank's portion of the respective Pro Rata Borrowing. Subject to the provisions of Section 2.05, each Bank will make the amount of its pro rata share of each Borrowing available to the Operating Agent for the account of the Company at the Payment Office by 12:00 noon (New York City time) on the borrowing date requested by the Company in funds immediately available to the Operating Agent. Unless any applicable condition specified in Article IV has not been satisfied, the proceeds of all such Advances will then be made available to the Company by the Operating Agent at the Payment Office by crediting the account of the Company in accordance with the Company's payment instructions with the aggregate of the amounts made available to the Operating Agent by the Banks and in like funds as received by the Operating Agent.

        2.03 Evidence of Debt. Each Bank, with respect to amounts payable to it hereunder, and the Operating Agent, with respect to all amounts payable hereunder, shall maintain on its books in accordance with its usual practice, loan accounts and control accounts, respectively, setting forth each Advance, the applicable interest rate and the amounts of principal, interest and other sums paid and payable by the Company from time to time hereunder with respect thereto. In the case of any dispute, action or proceeding relating to any amount payable hereunder, the entries in each such account shall constitute prima facie evidence of the accuracy of the information so recorded. In case of a discrepancy between the entries in the Operating Agent's books and any Bank's books, such Bank's books shall be considered correct in the absence of manifest error. The obligation to repay a Pro Rata Advance or a Competitive Bid Advance shall also be evidenced by a Pro Rata Note or a Competitive Bid Note, as the case may be.

        2.04     Procedure for Pro Rata Borrowings.

                 (a) The Company may make Pro Rata Borrowings under the Commitments on any Business Day (or, in the case of any Pro Rata
Borrowing consisting of Eurodollar Rate Advances, on any Eurodollar Business Day) during the Availability Period, provided, that the Company shall give the Operating Agent irrevocable notice in the form of Exhibit C-1 (a "Pro Rata Borrowing Request") (which notice must be received by the Operating Agent prior to 11:00 A.M., New
York City time) (i) three (3) Eurodollar Business Days prior to the requested borrowing date for Interest Periods less than or equal to


                                         Exhibit 10(a)
                                         -------------
                                          ( 24 of 152)

six (6) months or four (4) Eurodollar Business Days prior to the requested borrowing date for Interest Periods greater than six (6) months, in the case of Eurodollar Rate Advances, and (ii) one (1) Business Day prior to the requested borrowing date, in the case of Reference Rate Advances (except as otherwise provided in Section 2.02(l)), specifying:

                         (A) the amount of the Pro Rata Borrowing, which shall be in an aggregate minimum principal amount of Ten Million Dollars ($10,000,000) or any multiple of One Million Dollars ($1,000,000) in excess thereof;

                         (B)     the requested borrowing date;

                         (C) whether the Pro Rata Borrowing is to be comprised of Eurodollar Rate Advances or Reference Rate Advances; and

                         (D) in the case of Eurodollar Rate Advances, the duration of the Interest Period applicable to such Advances included in such notice, subject to the definition of Interest Period. If the notice shall fail to specify the duration of the Interest Period for any Borrowing comprised of Eurodollar Rate Advances, such Interest Period shall be three (3) months, subject to the definition of Interest Period.

                 (b) Upon receipt of such notice from the Company, the Operating Agent shall promptly notify each Bank thereof and of the amount of such Bank's portion of the respective Pro Rata Borrowing.

                 (c) Subject to the provisions of Section 2.05, each Bank will make the amount of its pro rata share of each Borrowing available to the Operating Agent for the account of the Company at the Payment Office by 11:00 A.M. (New York City time) on the borrowing date requested by the Company in funds immediately available to the Operating Agent. Unless any applicable condition specified in Article IV has not been satisfied, the proceeds of all such Advances will then be made available to the Company by the Operating Agent at the Payment Office by crediting the account of the Company on the books of the Payment Office with the aggregate of the amounts made available to the Operating Agent by the Banks and in like funds as received by the Operating Agent.

                 (d) The provisions of Section 2.04(a) notwithstanding, if the Company shall not have given a timely notice of a Pro Rata
Borrowing to be made on the last day of any Interest Period for outstanding Eurodollar Rate Advances, then unless the Operating
Agent shall have received notice that the Company elects not to make a Pro Rata Borrowing on such day (such notice to have been received at least one (1) Business Day prior to such day) the Operating Agent shall be deemed to have received a notice of

                                         Exhibit 10(a)
                                         -------------
                                          ( 25 of 152)

borrowing from the Company requesting Reference Rate Advances to be made on such day in an amount equal to the amount of such outstanding Advances (reduced to the extent necessary to reflect any reductions of the Commitments on or prior to such day).

        2.05 Refunding Borrowings. If any Bank makes a new Advance on a day on which the Company is to repay all or any part of any outstanding Advance from such Bank, such Bank shall apply the proceeds of its new Advance to make such repayment, and only an amount equal to the difference, if any, between the amount being borrowed and the amount being repaid shall be made available by such Bank to the Operating Agent as provided in Section 2.04 or remitted by the Company to the Operating Agent as provided in
Section 2.14, as the case may be.

        2.06 Optional Termination or Reduction of Commitments. During the Availability Period, the Company may, upon not less than three (3) Business Days' prior notice to the Operating Agent, terminate the Commitments or permanently reduce the Commitments by an aggregate minimum amount of Ten Million Dollars ($10,000,000) or any multiple of One Million Dollars ($1,000,000) in excess thereof, provided that (i) no such reduction or termination shall be permitted if, after giving effect thereto and to any prepayments of the Advances made on the effective date thereof, the then outstanding principal amount of the Advances would exceed the amount of the Commitments then in effect and (ii) once reduced or terminated pursuant to this Section 2.06, the Commitments may not be reinstated. If the Commitments are terminated in their entirety pursuant to this Section 2.06, all fees accrued to but not including the effective date of such termination shall be payable on the effective date of such termination without any premium or penalty.

        2.07 Optional Prepayments of Pro Rata Advances. The Company may (i) upon at least two (2) Business Days' notice to the Operating Agent, prepay Reference Rate Advances, in whole or in part, without premium or penalty, and (ii) subject to Section 2.18, prepay Eurodollar Rate Advances upon at least five (5) Eurodollar Business Days' irrevocable notice to the Operating Agent, specifying the date and amount of prepayment and whether the prepayment is of Eurodollar Rate Advances or Reference Rate
Advances, or a combination thereof, and if a combination thereof the amount of prepayment allocable to each. Upon receipt of such notice, the Operating Agent shall promptly notify each Bank thereof. If such notice shall be given, the Company shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to such date on the amount prepaid unless, notwithstanding the irrevocability of its notice of prepayment, the Company shall notify the Operating Agent prior to the date of such prepayment that such prepayment will not be made (in which case such amount shall not be due and payable on such date and the provisions of Section 2.18 shall apply). Prepayments shall be in

                                         Exhibit 10(a)
                                         -------------
                                          ( 26 of 152)

a minimum amount equal to Ten Million Dollars ($10,000,000) and in multiples of One Million Dollars ($1,000,000) in excess thereof.

        2.08 Repayment of Advances. Each Pro Rata Advance shall mature, and the principal amount thereof shall be due and payable, on the Interest Payment Date for such Pro Rata Advance (which shall in no event be later than the Termination Date); provided, that each Reference Rate Advance shall mature, and the principal amount thereof shall be due and payable on, the Termination Date. Each Competitive Bid Advance shall mature, and the principal amount thereof shall be due and payable, on a date determined as specified in Section 2.02(j).

        2.09     Termination Date.

                 (a) The Commitments shall terminate on the Termination Date, and any Advances then outstanding (together with accrued interest thereon) shall be due and payable on such date without premium or penalty. Upon termination of the Commitments pursuant to this Section 2.09, all fees and other amounts owing hereunder or otherwise accrued to but not including the effective date of such termination shall be payable on the effective date of such termination without premium or penalty.

                 (b)      The Commitments once terminated pursuant to this
Section 2.09 may not be reinstated.

        2.10     Fees.

                 (a) Facility Fee. The Company will pay to the Operating Agent, for the account of each Bank, a facility fee equal to the percentage per annum set forth on the Pricing Grid for the applicable Pricing Level and such facility fee shall begin to accrue from and including the Effective Date to but excluding the Termination Date on the sum of the daily average amounts of such Bank's Commitment, regardless of utilization, payable (A) quarterly in arrears on each February 15, May 15, August 15 and November 15, commencing on August 15, 1994 and (B) on the Termination Date.

                 (b) Additional Fees. The Company will pay (i) to each Agent an agency fee payable in the amounts and on the dates separately agreed between such Agent and the Company, and (ii) to the Syndication Agent, an arrangement fee in the amount and on the date separately agreed between BA Securities and the Company.

        2.11     Interest.

                 (a) Interest on Pro Rata Advances. Each Pro Rata Advance shall bear interest on the unpaid principal amount thereof from the date of such Pro Rata Advance until it shall become due at a rate per annum equal to (i) the Eurodollar Rate for the Interest Period therefor plus the Applicable Margin set forth on the Pricing Grid for the applicable Pricing Level, in the case of each

                                         Exhibit 10(a)
                                         -------------
                                          ( 27 of 152)

Eurodollar Rate Advance, and (ii) the Reference Rate in effect from time to time, in the case of each Reference Rate Advance.

                 (b) Interest on Competitive Bid Advances. Each Competitive Bid Advance shall bear interest from the date of such Competitive Bid Advance until the date it shall become due at a rate of interest determined as specified in Section 2.02(k).

                 (c) Interest on Overdue Amounts. If all or a portion of the principal amount of any Advance, any interest thereon or any other amount payable hereunder shall not be paid when due (whether at stated maturity, by acceleration or otherwise), such overdue principal amount, such interest (to the extent permitted by applicable law) or such other amount, as the case may be, shall, without limiting the rights of any of the Banks under Article VII, bear interest at a rate per annum equal to the Reference Rate in effect from time to time plus 2% until paid in full and shall be payable on demand.

                 (d) Additional Interest on Eurodollar Rate Advances. The Company shall pay to each Bank, upon written notice from such Bank at least fifteen (15) days prior to the relevant Interest
Payment Date, as long as such Bank shall, pursuant to regulations of the Federal Reserve Board, maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, additional interest on the unpaid principal amount of each Eurodollar Rate Advance of such Bank, from the date of such Advance until such principal amount shall be paid in full, at an interest rate per annum equal at all times to the remainder obtained by subtracting (i) the Eurodollar Rate for the Interest
Period for such Advance from (ii) the rate obtained by dividing the Eurodollar Rate for such Interest Period by a percentage equal to 100% minus the Eurodollar Reserve Percentage of such Bank for such Interest Period, payable on the Interest Payment Date for such Advance. If a Bank shall fail to give such notice at least fifteen
(15) days prior to the relevant Interest Payment Date, such additional interest shall be payable fifteen (15) days from receipt of such notice. Such additional interest shall be determined by such Bank in accordance with this Section 2.11(d) and reported to the Company through the Operating Agent.

                 (e) Payment of Interest on Pro Rata Advances. Interest on each Pro Rata Advance shall be payable in arrears on each Interest Payment Date with respect thereto; provided, that with respect to any Eurodollar Rate Advance which shall become due more than three months after the date of such Advance, the Company shall also pay interest on the dates falling three, six and nine months, as the case may be, after the date of such Advance. Interest shall also be payable on the date of any prepayment of Advances for the portion of the Advances so prepaid and upon payment (including prepayment) in full thereof and, if payable under Section 2.11(c), interest shall be payable on demand.

                                         Exhibit 10(a)
                                         -------------
                                          ( 28 of 152)

                 (f) Maximum Interest Rate. Anything herein or in any Note to the contrary notwithstanding, the obligations of the Company to any Bank hereunder or under any Note shall be subject to the limitation that payments of interest shall not be required for any period for which interest is computed hereunder, to the extent
(but only to the extent) that contracting for or receiving such payment by such Bank would be contrary to the provisions of any law applicable to such Bank limiting the highest rate of interest that may be lawfully contracted for, charged or received by such Bank, and in such event the Company shall pay such Bank interest at the highest rate permitted by applicable law.

        2.12     Computation of Interest, Fees and Other Amounts.

                 (a) All interest payable hereunder with respect to Reference Rate Advances shall be calculated on the basis of a year of 365/366 days for the actual days elapsed. All other interest, fees and other amounts payable hereunder shall be calculated on the basis of a 360 day year for the actual days elapsed. The Operating Agent shall, as soon as practicable, notify the Company and the Banks of each determination of a Eurodollar Rate, provided that any failure to do so shall not relieve the Company of any liability under this Agreement. Any change in the interest rate applicable to an Advance resulting from a change in the Eurodollar Reserve Percentage or the Reference Rate shall become effective as of the opening of business on the day on which such change in the Eurodollar Reserve Percentage or the Reference Rate shall become effective. Any change in any interest, fees and other amounts payable hereunder resulting from a change in or termination of a rating of outstanding long term senior unsecured debt of the Company by any Rating Agency shall become effective as of the opening of business on the day on which such change in rating is announced by such agency. The Operating Agent shall, as soon as practicable, notify the Company and the Banks of the effective date and the amount of each such change; provided, that any failure to give any such notice shall not relieve the Company of any liability under this Agreement.

                 (b) Each determination of an interest rate by the Operating Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Company and the Banks in the absence of manifest error; and each determination by a Bank of an amount payable by the Company under Section 2.11(d) shall be conclusive and binding on the Company in the absence of manifest error.
                 (c) If any Reference Bank's Commitment shall terminate (otherwise than upon termination of all the Commitments) or for any reason whatsoever such Reference Bank shall cease to be a Bank hereunder, such Reference Bank shall thereupon cease to be a Reference Bank, and if, as a result of the foregoing, there shall only be one Reference Bank remaining, then the Majority Banks shall select a Bank, acceptable to the Operating Agent and the Company,

                                         Exhibit 10(a)
                                         -------------
                                          ( 29 of 152)

to be a Reference Bank, and the Operating Agent shall, by notice to the Company and the Banks, designate such Bank as a Reference Bank so that there shall at all times be at least two (2) Reference Banks; provided that such designated Bank agrees to be a Reference Bank.

                 (d) Each Reference Bank shall use its best efforts to furnish quotations of rates to the Operating Agent as contemplated hereby. If any of the Reference Banks shall be unable or otherwise fails to supply such rates to the Operating Agent upon its request, the rate of interest shall be determined on the basis of the quotations of the remaining Reference Banks or Reference Bank.

        2.13 Inability to Determine Interest Rate for Pro Rata Advances. In the event that (a) any two (2) Reference Banks or the Operating Agent or the Majority Banks shall have determined (which determination shall be conclusive and binding upon the Company) that for any reason, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for any requested Interest Period with respect to a proposed Pro Rata Advance that the Company has requested be made as a Eurodollar Rate Advance, or (b) any two (2) Reference Banks or the Operating Agent or the Majority Banks shall determine (which determination shall be conclusive and binding upon the Company) that the Eurodollar Rate applicable pursuant to
Section 2.11(a) for any requested Interest Period with respect to a proposed Pro Rata Advance that the Company has requested be made as a Eurodollar Rate Advance does not adequately and fairly reflect the cost to the Majority Banks of funding such Pro Rata Advance, the Operating Agent shall forthwith give notice of such determination to the Company and each Bank at least one day prior to the proposed borrowing date for such Eurodollar Rate Advance.
If such notice shall be given, such requested Eurodollar Rate Advance shall be made as a Reference Rate Advance. Until such notice shall have been withdrawn by the Operating Agent, no further Eurodollar Rate Advances may be requested by the Company.

        2.14     Pro Rata Treatment and Payments.

                 (a)     Payments by the Company.

                         (i) Except as otherwise specifically provided in this Agreement, all payments (including prepayments) to be made by the Company on account of principal, interest and fees shall be made without set-off or counterclaim and shall be made to the Operating Agent for account of the Banks to which such payments shall be owing, pro rata in accordance with the respective amount then payable, at the Payment Office in Dollars and in immediately available funds no later than 11:00
        A.M. (New York City time). The Operating Agent shall distribute such payments to the Banks to which such payments shall be owing promptly upon receipt on the date of receipt


                                         Exhibit 10(a)
                                         -------------
                                          ( 30 of 152)

        and in like funds as received. Any payment that shall be received by the Operating Agent later than 11:00 A.M. (New York City time) shall be deemed to have been received on the immediately succeeding Business Day.

                     (ii) If any payment (other than a payment of principal of or interest on a Eurodollar Rate Advance or Competitive Bid Eurodollar Advance, which shall be due on the last day of the applicable Interest Period) shall be stated to be payable on a day that shall not be a Business Day, such payment shall be due on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.


                    (iii) Except as provided in Section 2.04(d), unless the Operating Agent shall have received notice from the Company prior to the date on which any payment shall be due to the Banks hereunder that the Company will not make such payment in full, the Operating Agent may assume that the Company has made such payment in full to the Operating Agent on such date and the Operating Agent may (but it shall not be required to), in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due to such Bank. If and to the extent that the Company shall not have made such payment in full to the Operating Agent, each Bank shall repay to the Operating Agent forthwith on demand the amount distributed to such Bank, together with interest thereon for each day, from the date such amount shall have been distributed to such Bank until the date such Bank shall repay such amount to the Operating Agent, at the Federal Funds Rate as in effect on such day.

                     (iv) The Operating Agent shall, as soon as practicable, notify the Company of the amounts of principal, interest and fees payable by the Company under this Agreement; provided, that the failure to give any such notice shall not relieve the Company of any liability under this Agreement.

                 (b)     Payments by the Banks to the Operating Agent.

                         (i) On the date of each Pro Rata Borrowing, each Bank shall make available to the Operating Agent in immediately available funds for the account of the Company an amount equal to such Bank's Commitment Percentage of any Pro
        Rata Borrowing as provided in Section 2.04.

                     (ii) Subject to the provisions of Section 2.04, the Operating Agent may (unless notified to the contrary by a Bank prior to a borrowing date) assume, with respect to each Pro
        Rata Borrowing, that each Bank has made available an amount equal to such Bank's Commitment Percentage of such Pro Rata

                                         Exhibit 10(a)
                                         -------------
                                          ( 31 of 152)

        Borrowing to the Operating Agent on such borrowing date, and the Operating Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Company a corresponding amount. If and to the extent that such Bank shall not have made such amount available to the Operating Agent and the Operating Agent in such circumstances makes available such amount to the Company, such Bank shall make such amount available to the Operating Agent within two (2) Business Days after such borrowing date, together with interest at the Federal Funds Rate for each day from and including such borrowing date. A certificate of the Operating Agent submitted to any Bank with respect to any amounts owing under this Section 2.14(b) shall be conclusive, absent manifest error. If an amount equal to such Bank's Commitment Percentage of such Pro Rata Borrowing shall not be made available to the Operating Agent by such Bank within two (2) Business Days after such borrowing date, the Company shall pay such amount, on demand, to the Operating Agent, with interest thereon, from such borrowing date to the date of payment to the Operating Agent, at the interest rate per annum applicable at the time to the Advances comprising such Pro Rata Borrowing (but no such payment by the Company shall be deemed to be a prepayment of an Advance for purposes of Section 2.18).

                    (iii) Nothing in this Section 2.14(b) shall relieve any Bank of its obligation to make available an amount equal to its Commitment Percentage of any Pro Rata Advance, but no Bank shall be responsible for the failure of any other Bank to make the Pro Rata Advance to be made by such other Bank on the date of any Pro Rata Borrowing.

        2.15     Taxes.

                 (a) Subject to Section 2.15(g), any and all payments by the Company to the Banks or the Agents under this Agreement or any Notes shall be made free and clear of, and without deduction or withholding for, any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Bank and each Agent, such taxes (including income taxes or franchise taxes) as shall be imposed on or measured by the net income of such Bank or such Agent by the jurisdiction under the laws of which such Bank or Agent, as the case may be, is organized or maintains a Lending Office or by any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes").

                 (b) In addition, the Company agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under any Notes or from the execution,

                                         Exhibit 10(a)
                                         -------------
                                          ( 32 of 152)

delivery or registration of, or otherwise with respect to, this Agreement or any Notes (hereinafter referred to as "Other Taxes").

                 (c) Subject to Section 2.15(g), the Company will indemnify and hold harmless each Bank and each Agent for the full amount of Taxes or Other Taxes (including without limitation any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.15), as well as any recording or filing fees paid in connection with this Agreement or any other Loan Document, paid by such Bank or such Agent, as the case may be, and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes or recording or filing fees were correctly or legally asserted. This indemnification shall be made within thirty (30) days from the date such Bank or such Agent, as the case may be, shall make written demand therefor.

                 (d) If the Company shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Bank or Agent, then, subject to Section
2.15(g),

                         (i) the sum payable shall be increased as may be necessary so that after making all required deductions
        (including deductions applicable to additional sums payable under this Section 2.15) such Bank or Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made,

                     (ii)        the Company shall make such deductions, and

                    (iii) the Company shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

Without limiting or restricting any Bank's right to payments under this Section 2.15(d) from the Company upon satisfaction of such Bank's obligations under Section 2.15(f) hereof, if any Bank is entitled to a reduction in the applicable withholding tax solely by reason of a filing of a Form 1001 or other documentation referred to in Section 2.15(f) hereof, the Company may withhold from any interest payment to such Bank an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by Section 2.15(f) are not delivered to the Operating Agent, then the Company may withhold from any interest payment to such Bank not providing such forms or other documentation an amount equivalent to the applicable withholding tax. In addition, the Company may also withhold from periodic payments to such Bank (other than principal payments), to the extent the United States withholding tax is not eliminated by obtaining a Form 4224 or a Form 1001.


                                         Exhibit 10(a)
                                         -------------
                                          ( 33 of 152)

                 (e) Within thirty (30) days after the date of any payment by the Company of Taxes or Other Taxes, the Company will furnish to the Operating Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Operating Agent.

                 (f) Each Bank which shall be a foreign person (a person other than a United States person for United States Federal income tax purposes) hereby agrees that:

                         (i) it shall, no later than the Effective Date (or, in the case of a Bank which shall become a party hereto pursuant to Section 9.07 after the Effective Date, the date upon which such Bank shall become a party hereto) deliver to the Operating Agent (I) if any Lending Office is located in the United States, two (2) accurate and complete signed originals of Internal Revenue Service Form 4224 (or any successor thereto) ("Form 4224"), and/or (II) if any Lending
        Office is located outside the United States, two (2) accurate and complete signed originals of Internal Revenue Service Form
        1001 (or any successor thereto) ("Form 1001"), in each case indicating that such Bank is on the date of delivery thereof entitled to receive payments of principal, interest and fees for the account of such Lending Office or Lending Offices under this Agreement free from withholding of United States
        Federal income tax, in the case of Form 1001, pursuant to a United States tax treaty currently in effect and for which notice of termination has not been given (and, if any political subdivision of the United States shall impose similar reporting requirements with respect to payments to such Bank under this Agreement and such Bank shall receive notice from the Company of the same, such Bank shall deliver any applicable forms to the Operating Agent promptly after receipt of such notice);

                     (ii) if at any time such Bank shall change its Lending Office or Lending Offices or select an additional
        Lending Office as herein provided, it shall, at the same time or reasonably promptly thereafter, deliver to the Operating
        Agent in replacement for, or in addition to, the forms previously delivered by it hereunder (I) if such changed or additional Lending Office is located in the United States, two
        (2) accurate and complete signed originals of Form 4224 or
        (II) otherwise, two (2) accurate and complete signed originals of Form 1001, in each case indicating that such Bank is on the date of delivery thereof entitled to receive payments of principal, interest and fees for the account of such changed or additional Lending Office under this Agreement free from withholding of United States Federal income tax;

                 (iii) it shall, before or promptly after the occurrence of any event (including the passing of time but excluding any event mentioned in (ii) above) requiring a

                                         Exhibit 10(a)
                                         -------------
                                          ( 34 of 152)

change in the most recent Form 4224 or Form 1001 previously delivered by such Bank and if the delivery of the same be lawful, deliver to the Operating Agent two (2) accurate and complete original signed copies of Form 4224 or Form 1001 in replacement for the forms previously delivered by such Bank;

                     (iv) if such Bank claims exemption from withholding tax under a United States tax treaty by providing a Form 1001 and such Bank sells or grants a participation of all or part of its rights under this Agreement, such Bank shall notify the Operating Agent of the percentage amount in which it is no longer the beneficial owner under this Agreement. To the extent of this percentage amount, the Operating Agent shall treat such Bank's Form 1001 as no longer in compliance with this Section 2.15(f). In the event a Bank claiming exemption from United States withholding tax by filing Form 4224 with the Operating Agent, sells or grants a participation in its rights under this Agreement, such Bank agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code;

                     (v) if the Internal Revenue Service or any authority of the United States of America or other jurisdiction successfully asserts a claim that the Operating Agent or the Company did not properly withhold tax from amounts paid to or for the account of any Bank (because the appropriate form was not delivered, was not properly executed, or because such Bank failed to notify the Operating Agent of a change in circumstances which rendered the exemption from withholding tax ineffective), such Bank shall indemnify the Operating Agent and/or the Company, as applicable, fully for all amounts paid, directly or indirectly, by the Operating Agent and/or the Company, as applicable, as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Operating Agent and/or the Company, as applicable under this paragraph (f), together with all costs, expenses and attorneys' fees (including the reasonable allocated costs for in-house staff counsel); and

                     (vi) it shall, promptly upon the Operating Agent's or the Company's reasonable request to that effect, deliver to the Operating Agent such other forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish such Bank's tax status for withholding purposes.

                 (g) The Company will not be required to pay any additional amounts in respect of United States Federal income tax pursuant to Section 2.15(d) (i), (ii) and (iii) to any Bank for the account of any Lending Office of such Bank:


                                         Exhibit 10(a)
                                         -------------
                                          ( 35 of 152)


                         (i)     if the obligation to pay such additional
amounts would not have arisen but for a failure by such Bank to comply with its obligations under Section 2.15(f) in respect of such Lending Office;

                     (ii) if such Bank shall have delivered to the Company a Form 4224 in respect of such Lending Office pursuant to Section 2.15(f) and such Bank shall not at any time be entitled to exemption from deduction or withholding of United States Federal income tax in respect of payments by the Company hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or in the official interpretation of such law or regulations by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form 4224; or

                    (iii) if such Bank shall have delivered to the Company a Form 1001 in respect of such Lending Office pursuant to Section 2.15(f) and such Bank shall not at any time be entitled to exemption from deduction or withholding of United States Federal income tax in respect of payments by the Company hereunder for account of such Lending Office for any reason other than a change in United States law or regulations or any applicable tax treaty or regulations or in the official interpretation of any such law, treaty or regulations by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form 1001.

                 (h) If, at any time, the Company shall request any Bank to deliver any forms or other documentation pursuant to Section
2.15(f)(iv), then the Company shall, on demand of such Bank through the Operating Agent, reimburse such Bank for any reasonable costs or expenses incurred by such Bank in the preparation or delivery of such forms or other documentation.

                 (i) Any Bank requesting payment under this Section 2.15 shall notify the Company by providing the Company with written details of the relevant Taxes or Other Taxes or recording or filing fees as promptly as practicable under the circumstances with a view to avoiding or mitigating any Taxes or Other Taxes or recording or filing fees that shall be capable of being avoided or mitigated.

                 (j) If the Company shall be required to pay additional amounts to any Bank pursuant to Section 2.15(d), then such Bank shall use its best efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by the Company which may thereafter accrue if such change in the judgment of such Bank shall not otherwise be disadvantageous to such Bank.

                                         Exhibit 10(a)
                                         -------------
                                          ( 36 of 152)

                 (k) Each Bank also agrees to take any other action (including, without limitation, properly claiming the benefit of any exemption from or reduction of such Taxes) which in its judgment is reasonable to avoid or reduce any Taxes or Other Taxes (including penalties, interest additions to tax and expenses) that might otherwise be payable; provided that such Bank shall not be required to (i) take any action which in the reasonable judgment of such Bank could directly or indirectly result in any increased cost or expense or in any loss of opportunity to such Bank unless the Company shall have provided to such Bank indemnity or reimbursement therefor in form and substance reasonably satisfactory to such Bank or (ii) claim or apply any tax credit or deduction against or in respect of such Taxes.

                 (l) The Operating Agent shall, (i) promptly after receiving from any Bank any form or other document required under this Section 2.15, send a copy thereof to the Company and (ii) promptly after receiving from the Company any document required under this Section 2.15 in respect of any Bank, send a copy thereof to such Bank.

                 (m)     The obligations of the Company under this Section
2.15 shall not apply to Taxes or Other Taxes arising in respect of Competitive Bid Advances except to the extent that such Taxes or Other Taxes shall be the subject of Section 2.17.

                 (n) Notwithstanding anything in Section 2.15(c) to the contrary, the Company shall not be liable to any Bank for any fees or liabilities under this Section 2.15 resulting from any delay in paying any Taxes or Other Taxes or recording or filing fees, if such fees or liabilities accrued after the Company has paid to such Bank the full amount of such Taxes or Other Taxes and any and all such fees or liabilities accrued to the date of such payment by the Company.

                 (o) The agreements and obligations of the Company contained in this Section 2.15 shall survive for ten (10) years after the termination of the Commitments and the payment of the Advances and all other amounts payable under this Agreement.

        2.16     Illegality.

                 (a) If the introduction of any Requirement of Law or any change therein or in the interpretation or application thereof shall make it unlawful for any Bank to make or maintain Eurodollar
Rate Advances or Competitive Bid Eurodollar Advances, then on notice thereof by such Bank to the Company through the Operating
Agent, the Commitment of such Bank hereunder to make Eurodollar
Rate Advances and the obligation, if any, of such Bank under a LIBOR Bid made under Section 2.02 to make Competitive Bid
Eurodollar Advances shall forthwith be suspended until such notifying Bank shall have notified the Operating Agent and the

                                         Exhibit 10(a)
                                         -------------
                                          ( 37 of 152)

Company that the circumstances giving rise to such determination no longer exist (and if such notifying Bank shall determine that such circumstances no longer exist it shall so notify the Operating Agent and the Company promptly after determining the same). During such period of suspension as to any Bank, any Pro Rata Borrowing consisting of Eurodollar Rate Advances by other Banks shall, if the Company shall so request, include a Reference Rate Advance rather than a Eurodollar Rate Advance by the Bank subject to such suspension.

                 (b) If it shall be unlawful to maintain any Eurodollar Rate Advance or Competitive Bid Eurodollar Advance until the maturity date thereof, the Company shall prepay such Eurodollar
Rate Advance or Competitive Bid Eurodollar Advance, and shall pay to such Bank such amounts, if any, as may be required pursuant to
Section 2.18, no later than the last day on which such Advance could be lawfully maintained. Concurrently with any prepayment of any Eurodollar Rate Advance pursuant hereto to any Bank, the Company may borrow from such Bank a Reference Rate Advance for a period ending on the same day as the then current Interest Period for the Eurodollar Rate Advance so prepaid.

                 (c) Before giving any notice pursuant to this Section 2.16, the affected Bank shall use its best efforts to designate a new Lending Office if such designation will avoid the need for giving such notice or making such demand and will not, in the judgment of such Bank, subject such Bank to additional costs or otherwise be disadvantageous to such Bank.

        2.17     Requirements of Law.

                 (a) In the event that any Requirement of Law or any change therein or in the interpretation or application thereof by any Governmental Authority or compliance by any Bank with any directive, guideline or request from any Governmental Authority of or in the United States, the United Kingdom or the jurisdiction in which such Bank shall maintain its headquarters or any Lending
Office, whether or not having the force of law:

                         (i) shall after the date hereof subject any Bank to any tax or taxes (including, without limitation, Taxes) of any kind whatsoever (except for taxes on or measured by the overall net income of such Bank or its applicable Lending
        Office and taxes otherwise unrelated to the transactions contemplated by this Agreement) with respect to this Agreement, any Note or any Eurodollar Rate Advances or
        Competitive Bid Advances made by it, or change the basis of taxation of payments to such Bank of principal, fees, interest or any other amount payable hereunder (other than with respect to taxes unrelated to the transactions contemplated by this Agreement); or


                                         Exhibit 10(a)
                                         -------------
                                          ( 38 of 152)

                     (ii) shall after the date hereof impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement (other than reserve requirements to which Section 2.11(d) shall apply) against assets held by, deposits in or other liabilities for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Bank which are not otherwise included in the determination of the interest rate applicable to any Competitive Bid Advance and are not included within the scope of paragraph (i) of this Section 2.17(a), and the result of any of the foregoing is to increase the cost to such Bank (or its Lending Office) of making, renewing or maintaining any Eurodollar Rate Advance or Competitive Bid Advance or to reduce the amount received or receivable hereunder by such Bank (or its Lending Office) by or in an amount that such Bank shall deem material, then, within thirty (30) days after demand by such Bank (with a copy to the Operating Agent), the Company shall promptly pay such Bank any additional amounts necessary to compensate such Bank for such additional cost or reduction. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by any such Bank to the Company and containing a description of the applicable Requirement of Law, interpretation, application, directive, guideline or request and a calculation of such additional amounts shall be conclusive in the absence of manifest error. If the Company shall be required to pay any amount to any Bank pursuant to this Section 2.17(a), then such Bank shall use its best efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such payment by the Company which may thereafter accrue if such change in the judgment of such Bank shall not otherwise be disadvantageous to such Bank. This covenant shall survive for five (5) years (or, in the case of the matters referred to in (i) above, ten (10) years) after the termination of the Commitments and payment of the Advances and all other amounts payable under this Agreement.

                 (b) If any Bank shall have determined that the introduction of any applicable law, rule or regulation regarding capital adequacy, or any change therein or any change in administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or the compliance by any Bank (or its Lending Office) or any corporation controlling such Bank with any request, guideline or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, whether introduced, adopted, promulgated or issued before, on or after the date hereof, affects or would affect the amount of capital required or expected to be maintained by such Bank or any corporation controlling such Bank and such Bank (taking



                                         Exhibit 10(a)
                                         -------------
                                          ( 39 of 152)


into consideration such Bank's or such corporation's policies with respect to capital adequacy and such Bank's or such corporation's desired return on capital) determines that the amount of such capital is increased or such Bank's or such corporation's return on capital is reduced as a consequence of such Bank's obligations under this Agreement, then, upon demand of such Bank, the Company shall immediately pay to such Bank, from time to time as specified by such Bank, additional amounts sufficient to compensate such Bank for such increase or reduction, as the case may be. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by any such Bank to the Company and containing a description of such law, rule, regulation, change, request, guideline or directive and a calculation of such additional amounts shall be conclusive in the absence of manifest error. The Company shall pay such Bank the amount shown as due on any such certificate within thirty (30) days after its receipt of the same. This covenant shall survive for five (5) years after the termination of the Commitments and payment of the Advances and all other amounts payable under this Agreement.

                 (c) In the event that the Company becomes obligated to pay additional amounts to any Bank pursuant to Section 2.17(b) then, unless such Bank has theretofore removed or cured the conditions creating the cause for such obligation to pay such additional amounts, after payment by the Company of all amounts owing to such Bank under Section 2.17(b) hereof, the Company may designate a Bank (not similarly affected under Section 2.17(b) hereof) or another bank which is willing to become a Bank and is acceptable (which acceptance shall not be unreasonably withheld) to the Operating Agent (such Bank or bank being herein called a "Replacement Bank") to purchase the Advances of such Bank and such Bank's rights hereunder, without recourse to or warranty by, or expense to, such Bank for a purchase price equal to the outstanding principal amount of the Advances payable to such Bank plus any accrued but unpaid interest on such Advances and accrued but unpaid fees and any other amounts payable to such Bank under this Agreement, and to assume the obligations of such Bank hereunder pursuant to Section 9.07(a) hereof, and, upon such purchase, such Bank shall no longer be a party hereto or have any rights hereunder and shall be relieved of all obligations to the Company hereunder
(except for such rights as survive repayment of the Advances), and the Replacement Bank shall succeed to the rights (except for such rights of the assigning Bank as survive repayment of the Advances) and obligations of such Bank hereunder.

        2.18 Funding Losses. The Company agrees to reimburse each Bank and hold such Bank harmless from any loss or expense which such Bank may sustain or incur as a direct consequence of:




                                         Exhibit 10(a)
                                         -------------
                                          ( 40 of 152)


                 (a) default by the Company in the payment when due of the principal amount of or interest on any Eurodollar Rate Advance or Competitive Bid Advance of such Bank,

                 (b) failure by the Company to make a Borrowing (except to the extent that any Bank shall fail to perform its obligation to make funds available to the Company for such Borrowing) after the Company has given (or is deemed to have given) a notice of borrowing in accordance with Section 2.02 or 2.04,

                 (c) failure by the Company to make any prepayment of an Advance after the Company has given a notice in accordance with
Section 2.07, and/or

                 (d) the making by the Company of a prepayment of a Eurodollar Rate Advance or a Competitive Bid Advance on a day which is not the last day of the Interest Period with respect thereto,

including, without limitation, an amount equal to the excess, if any, as reasonably determined by such Bank, of (i) its cost of obtaining funds for the Advance not paid when due, or not borrowed or prepaid as scheduled, or prepaid on a day other than the last day of its Interest Period (based on the Eurodollar Rate or Competitive Bid Eurodollar Rate or interest rate based on an Absolute Bid, as applicable) for the period from the date of such nonpayment, failure to borrow or prepay, or prepayment, as the case may be, to the last day of the Interest Period for such Advance (or, in the case of a failure to borrow, the Interest Period for such Advance which would have commenced on the date of such failure) over (ii) the amount of interest (as reasonably determined by such Bank) that would be realized by such Bank in reemploying the funds so prepaid or not paid, borrowed or prepaid for such period or Interest Period, as the case may be. A certificate of any Bank setting forth any amount or amounts which such Bank shall be entitled to receive pursuant to this Section shall be delivered to the Company, together with a reasonable explanation thereof, and shall be conclusive absent manifest error. The Company shall pay such Bank the amount shown as due on any such certificate within thirty (30) days after its receipt of the same. This covenant shall survive for two (2) years after termination of the Commitments and payment of the Advances and all other amounts payable under this Agreement.


                                              ARTICLE III

                                    REPRESENTATIONS AND WARRANTIES

        The Company hereby represents and warrants to each Agent and each Bank that:


                                         Exhibit 10(a)
                                         -------------
                                          ( 41 of 152)


        3.01 Corporate Existence and Power. Each of the Company and its Subsidiaries:

                 (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

                 (b) has the corporate power and authority and the legal right to own and operate its property, to lease any property it operates as lessee and to conduct the business in which it is currently engaged;

                 (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification; and

                 (d)     is in compliance with all Requirements of Law,

except, in the case of the Company or Subsidiaries of the Company and in each case referred to in paragraph (c) or paragraph (d), to the extent that the failure to do so would not have a material adverse effect on the business, operations, properties or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole.

        3.02 Corporate Authorization; No Contravention. The execution, delivery and performance by the Company of this Agreement and the Notes and the performance by the Company of its obligations hereunder:

                 (a) are within the corporate power and authority of the Company and have been duly authorized by all necessary corporate action; and

                 (b) do not contravene the terms of the Company's Certificate of Incorporation or By-Laws, or any amendment thereof.

        3.03 Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery, performance or (with respect to any Governmental Authority of the United States charged with regulating telecommunications) enforcement against the Company of this Agreement or the Notes, except such governmental authorizations which have been duly obtained and are in full force and effect.

        3.04 Binding Effect. This Agreement, and the Notes when executed, constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with


                                         Exhibit 10(a)
                                         -------------
                                          ( 42 of 152)

their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

        3.05 No Legal Bar. The execution, delivery and performance of this Agreement and the Notes, the borrowings hereunder and the use of the proceeds thereof as presently contemplated, will not violate any Requirement of Law or any Contractual Obligation of the Company and will not, pursuant to any Requirement of Law or Contractual Obligation, result in, or require, the creation or imposition of any Lien on any property or revenues of the Company or any of its Subsidiaries to an extent that is material in relation to the Company and its Subsidiaries taken as a whole.

        3.06     Litigation.

                 (a) Except as set forth in Schedule III hereto, there are no actions, suits, proceedings, claims or disputes pending, or to the best knowledge of the Company, threatened or contemplated at law, in equity, in arbitration or before any Governmental Authority against the Company or any of its Subsidiaries or any of their respective properties:

                         (i) with respect to this Agreement or any Note or any other transaction contemplated hereby or thereby; or

                     (ii) which have a reasonable possibility of being determined adversely to the Company or such Subsidiary and if so determined would have a material adverse effect on the business, operations, properties or financial condition of the Company and its Subsidiaries taken as a whole or could have a material adverse effect on the ability of the Company to perform its obligations under this Agreement and the Notes.

                 (b) To the best knowledge of the Company, no injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery and performance of this Agreement or any Note or directing that the transactions provided for herein not be consummated as herein provided.

        3.07 No Default. No event has occurred and is continuing or would result from the incurring of obligations by the Company under this Agreement or any other Loan Document which constitutes a Default or an Event of Default. Neither the Company nor any of its Subsidiaries is in default under or with respect to any Contractual Obligation or any order of any court, arbitrator or Governmental Authority in any respect which, individually or together with all




                                         Exhibit 10(a)
                                         -------------
                                          ( 43 of 152)


such defaults, could be materially adverse to the business, operations, property or financial or other condition of the Company and its Subsidiaries taken as a whole or which could materially adversely affect the ability of the Company to perform its obligations under this Agreement and the Notes.

        3.08     ERISA Compliance.

                 (a) No ERISA Event has occurred or is reasonably expected to occur with respect to any Plan;

                 (b) Schedule B (Actuarial Information) to the most recent annual report (Form 5500 Series for 1992) with respect to each Plan, copies of which have been filed with the Internal
Revenue Service, is complete and accurate in all material respects and fairly presents the funding status of such Plan, and since the date of such Schedule B there has been no material adverse change in such funding status;

                 (c) Neither the Company nor any ERISA Affiliate has incurred or reasonably expects to incur any withdrawal liability under ERISA to any Multiemployer Plan; and

                 (d) Neither the Company nor any ERISA Affiliate maintains or has established any welfare benefit plan within the meaning of Section 3(1) of ERISA which provides for continuing benefits or coverage for any participant or any beneficiary of a participant after such participant's termination of employment, except (i) as may be required by the Consolidated Budget Reconciliation Act of 1985, as amended ("COBRA") and the regulations thereunder, (ii) at the expense of the participant or the beneficiary of the participant, (iii) welfare benefit plans maintained by WUI for retiree participants presently numbering up to 313, and (iv) severance pay plans covering employees of the Company and its Subsidiaries; and the Company and each of its ERISA Affiliates that maintains a welfare benefit plan within the meaning of Section 3(1) of ERISA has complied in all material respects with the notice and continuation coverage requirements of COBRA and the regulations thereunder;

to the extent that (a), (b), (c) or (d), as the case may be, would have a material adverse effect on the business, operations, properties or financial or other condition of the Company and its Subsidiaries taken as a whole or could have a material adverse effect on the ability of the Company to perform its obligations under this Agreement and the Notes.

        3.09 Use of Proceeds; Margin Regulations. The proceeds of the Advances shall be used for general corporate purposes, including without limitation possible liquidity support for the


                                         Exhibit 10(a)
                                         -------------
                                          ( 44 of 152)


suance of commercial paper by the Company. No portion of the Advances will be used, directly or indirectly, in any manner which might cause such Advances or the application of the proceeds thereof to violate Regulation U, Regulation T or Regulation X of the Federal Reserve Board as in effect on the date of such Advances. Following the application of the proceeds of each Advance, not more than twenty-five percent (25%) of the value of the assets (either of the Company only or of the Company and its Subsidiaries on a consolidated basis) subject to the provisions of Sections 6.01 or 6.02 will be Margin Stock.

        3.10 Title to Properties. Except as set forth in the second and third sentences of this Section 3.10, each of the Company and its Subsidiaries has good record and marketable title in fee simple to, valid leasehold interests or other valid rights in all their respective properties, except for such defects in title as could not, individually or in the aggregate, have a materially adverse effect on the business, operations, property, prospects or financial condition of the Company and its Subsidiaries taken as a whole or the ability of the Company to perform its obligations under this Agreement or the Notes. Significant portions of the fiber optic systems which comprise a material part of the communications system of the Company and its Subsidiaries are constructed in or on real property (primarily devoted to railways, powerlines, pipelines and highways) to which the Company and certain of its Subsidiaries have been granted various rights pursuant to easement, license or other agreements (collectively, the "Right of Way Agreements"), which Right of Way Agreements generally do not contain warranties of title in favor of the Company or any of its Subsidiaries. Neither the Company nor any such Subsidiary has performed any investigation into the title of the grantors of such rights in and to such real property or into the sufficiency of such title to enable such grantors to grant such rights to the Company and such Subsidiaries under the Right of Way Agreements. The properties of the Company and its Subsidiaries are free and clear of all security interests, Liens or rights of others, except as permitted by Section 6.01.

        3.11 Taxes. The Company and its Subsidiaries have filed all material Federal and other tax returns and reports required to be filed and have paid all material Federal and other taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable except those for which adequate reserves have been provided.

        3.12 Financial Condition. (a) The audited consolidated balance sheet of the Company and its Subsidiaries as at December
31, 1993 and the related consolidated income statement and



                                         Exhibit 10(a)
                                         -------------
                                          ( 45 of 152)


statement of cash flows for the fiscal year ended on such date, accompanied by the opinion thereon of Price Waterhouse, independent accountants:

                 (i)        were prepared in accordance with GAAP
consistently applied throughout the period covered thereby, except as otherwise noted therein;

                 (ii) are complete and accurate in all material respects and a fair presentation of the financial condition of the Company and its Subsidiaries as of the date thereof and of the results of operations for the period covered thereby; and

                 (iii) show all material indebtedness and other liabilities, direct or contingent, of the Company and its Subsidiaries as of the date thereof (including, without limitation, liabilities for taxes and material commitments) to the extent required under GAAP to be disclosed therein.

        (b) Since December 31, 1993, there has been no material adverse change in the business, operations, properties or condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole from those set forth in the financial statements referred to in Section 3.12(a).

        3.13     Environmental Matters.  Except as set forth in
Schedule IV, to the best knowledge of the Company after reasonable inquiry:

                 (a) the operations of the Company and each of its Subsidiaries comply in all material respects with all applicable
Hazardous Materials Laws;

                 (b) none of the operations of the Company or any of its Subsidiaries is the subject of federal or state investigation evaluating whether any remedial action, involving expenditures, is needed to respond to a release of any Hazardous Materials into the environment; and

                 (c) neither the Company nor any of its Subsidiaries has any material contingent liability in connection with any release of any Hazardous Materials into the environment,

except, in each case referred to above, to the extent that any noncompliance, remedial action or liability would not have a material adverse effect on the business, operations, properties or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole.




                                         Exhibit 10(a)
                                         -------------
                                         ( 46 of 152)


        3.14     Investment Company Act.  The Company is not an
"investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

        3.15 Communications Act. Neither any Bank nor either of the Agents nor any Affiliate of any thereof will become, solely by reason of entering into this Agreement or the consummation of any of the transactions contemplated thereby, subject to regulation under (i) the Communications Act of 1934, as amended, or the rules, regulations and policies of the Federal Communications Commission thereunder (except for direct or derivative obligations to furnish nonburdensome information routinely required of similarly situated Persons) or (ii) any other present Federal or state laws relating to communications services or the use or operation of apparatus for the transmission of energy, communications or signals by radio.

        3.16 Senior Indebtedness. All of the obligations of the Company under this Agreement and the Notes shall constitute "Senior Indebtedness" as defined in the Indenture and such obligations shall rank prior in right of payment, to the extent and in the manner set forth in the Indenture, to the payment of the Company's obligations under, or under any securities or evidences of indebtedness issued pursuant to the terms and provisions of, the Indenture. The obligations of the Company under this Agreement and the Notes shall rank senior to or at least pari passu with all other unsecured indebtedness of the Company now or hereafter existing.


                                              ARTICLE IV

                                         CONDITIONS PRECEDENT

        4.01 Conditions to Initial Advances. The obligation of each Bank to make the initial Advance hereunder is subject to the condition that the Operating Agent shall have received on or before the first borrowing date all of the following, in form and substance satisfactory to the Operating Agent, its counsel and the Banks and in sufficient copies for each Bank:

                 (a) Credit Agreement and the Notes. This Agreement, the Pro Rata Notes and the Competitive Bid Notes executed and delivered by a Responsible Officer of the Company;

                 (b) Corporate Documents of the Company. Certified copies of the Certificate of Incorporation of the Company together with a good standing certificate from the Secretary of State of Delaware, each dated a recent date prior to the Effective Date;



                                         Exhibit 10(a)
                                         -------------
                                          ( 47 of 152)



                 (c) By-Laws of the Company. Copies of the By-Laws of the Company certified as of the Effective Date as true and complete by its Secretary or an Assistant Secretary;

                 (d) Board Resolutions of the Company. Certified copies of the resolutions of the Board of Directors of the Company approving and authorizing the execution, delivery and performance by the Company of this Agreement and the Notes and authorizing the borrowing of Advances, certified as of the Effective Date by the Secretary or an Assistant Secretary of the Company;

                 (e) Incumbency Certificate for the Company. A certificate of the Secretary or Assistant Secretary of the Company certifying as of the Effective Date the names and true signatures of the officers of the Company authorized to execute, deliver and perform this Agreement and any Notes and to deliver notices and requests and other documents to be delivered on behalf of the Company hereunder;

                 (f)     Legal Opinion for the Company.  An opinion of John
R. Worthington, Esq., General Counsel to the Company, dated the
Effective Date and substantially in the form of Exhibit F-1, and an opinion of Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, special New York counsel to the Company, dated the Effective Date and substantially in the form of Exhibit F-2, but in each case also covering such other matters incident to the transactions contemplated by this Agreement as the Operating Agent shall reasonably require;

                 (g) Payment of Fees and Expenses. Evidence that the fees payable to the Agents and to the Syndication Agent, as provided in Section 2.10, and any costs, expenses and allocated cost payable under Section 9.04(a) and billed at least fifteen (15) days prior to the Effective Date, have been paid on the Effective
Date;

                 (h) Certificate. A certificate signed by a Responsible Officer, dated as of the Effective Date, stating that:

                         (i) the representations and warranties of the Company contained in Article III are true and correct on and as of such date, as though made on and as of such date; and

                     (ii) no event has occurred and is continuing, or would result from the initial Borrowing, which would constitute a Default or Event of Default;

                 (i) Financial Statements. Copies of all financial statements referred to in Section 3.12(a);



                                         Exhibit 10(a)
                                         -------------
                                          ( 48 of 152)


                 (j) MCI Telecom Certificate. A certificate signed by a Responsible Officer setting forth the aggregate book value of the assets of MCI Telecom as of December 31, 1993;

                 (k) Existing Agreement. Evidence that (i) the principal of and accrued and unpaid interest on all "Advances" (as defined in the Existing Agreement), if any, outstanding under the Existing Agreement, and all accrued but unpaid facility and commitment fees under the Existing Agreement, have been paid in full and (ii) the commitments of the financial institutions party to the Existing Agreement have been terminated, in each case, on or before the Effective Date; and

                 (l) Other Documents. Such other approvals, opinions or documents as the Operating Agent or the Majority Banks may reasonably request.

        4.02 Additional Conditions Precedent. The obligation of each Bank to make the initial Advance hereunder is subject to the further conditions precedent that:

                 (a) Margin Regulations. No portion of the Advances will be used, directly or indirectly, in any manner which might cause such Advances or the application of the proceeds thereof to violate Regulation U, Regulation T or Regulation X of the Federal
Reserve Board as in effect on the date of such Advances.  The
Company shall have delivered to the Operating Agent an executed
Form U-1.

                 (b) No Material Adverse Change. Since December 31, 1993, no adverse change which the Majority Banks deem material has occurred in the financial condition of the Company and its Subsidiaries taken as a whole or which the Majority Banks deem to have a material adverse effect on the ability of the Company to perform its obligations with respect to this Agreement.

                 (c) Litigation. There shall be no claim, action, suit, investigation, litigation or proceeding (including, without limitation, shareholder or derivative litigation) pending or existing in any court or before any arbitrator or governmental instrumentality which relates to this Agreement which has any reasonable likelihood of having a material adverse effect on the business, financial condition or results of operations of the Company and its Subsidiaries taken as a whole or on the ability of the Company to perform its obligations with respect to this Agreement.






                                         Exhibit 10(a)
                                         -------------
                                          ( 49 of 152)


        4.03 Conditions to All Advances. The obligation of each Bank to make any Advance to be made by it hereunder (including its initial Advance and any Competitive Bid Advance that such Bank shall have agreed to make pursuant to Section 2.02) is subject to the satisfaction of the following conditions precedent on the relevant borrowing date:

                 (a) Borrowing Notice. In the case of each Pro Rata Borrowing, the Operating Agent shall have received, or be deemed to have received, a notice of borrowing, as required by Section
2.04(a).

                 (b) Continuation of Representations and Warranties. The representations and warranties of the Company contained in
Article III (except, (i) in the case of any Borrowing other than the initial Pro Rata Borrowing, the representations and warranties of the Company contained in Section 3.12(b) and (ii) in the case of a Refunding Borrowing other than any by which a Competitive Bid Borrowing shall be refinanced by a Pro Rata Borrowing, the representations and warranties of the Company contained in Sections 3.06, 3.07, 3.08, 3.13 and 3.15) shall be true and correct on and as of such borrowing date with the same effect as if made on and as of such borrowing date.

                 (c) No Existing Default. No Default or Event of Default shall have occurred and be continuing hereunder on the borrowing date with respect to such Advance or after giving effect to the Advance to be made on such borrowing date, except in the case of a Refunding Borrowing (other than any by which a Competitive Bid Borrowing is refinanced by a Pro Rata Borrowing) provided that the Commitments have not been terminated by the Majority Banks pursuant to Article VII.

Each borrowing by the Company hereunder shall constitute a representation and warranty by the Company hereunder as of the date of each such borrowing that the conditions in this Section 4.03 have been satisfied.


                                               ARTICLE V

                                         AFFIRMATIVE COVENANTS

        The Company hereby covenants and agrees that, so long as any Bank shall have any Commitment hereunder, or any Advance or other amount payable hereunder shall remain unpaid, unless the Majority
Banks waive compliance in writing:

        5.01 Financial Statements. The Company shall deliver to the Operating Agent, with copies for each Bank in form and substance reasonably satisfactory to them:

                                         Exhibit 10(a)
                                         -------------
                                          ( 50 of 152)


                 (a) as soon as available, but not later than one hundred (100) days after the end of each fiscal year of the Company, a copy of the audited consolidated balance sheet of the Company and its consolidated Subsidiaries as at the end of such year and the related consolidated income statement and statement of cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous year, all in reasonable detail and accompanied by the report of Price Waterhouse or another nationally recognized independent public accounting firm, which report shall state that such consolidated financial statements fairly present the financial position and results of operations of the Company and its consolidated Subsidiaries in respect of such fiscal year in conformity with GAAP applied on a basis consistent with prior years, except as otherwise noted therein.

                 (b) as soon as available, but in any event not later than fifty-five (55) days after the end of each of the first three fiscal quarters of each fiscal year of the Company, a copy of the unaudited consolidated balance sheet of the Company and its consolidated Subsidiaries as at the end of such quarter and the related consolidated income statement and statement of cash flows for such quarter and (in the case of the second and third quarters) for the period from the beginning of the current fiscal year to the end of such quarter, setting forth in each case in comparative form the figures for the corresponding periods of the previous year, all in reasonable detail and certified on behalf of the Company by an appropriate Responsible Officer as being complete and correct in all material respects and fairly presenting, in accordance with GAAP except as otherwise noted therein, the consolidated financial position and results of operations of the Company and its consolidated Subsidiaries in respect of such quarter, subject to changes resulting from normal year-end audit adjustments.

        5.02 Certificates; Other Information. The Company shall furnish to the Operating Agent, with copies for each Bank:

                 (a) concurrently with the delivery of the financial statements referred to in Sections 5.01(a) and 5.01(b), a certificate of a Responsible Officer on behalf of the Company
(i) stating that, to the best of such officer's knowledge, no Default or Event of Default has occurred and is continuing except as specified in such certificate, and (ii) setting forth in reasonable detail the calculations required to establish whether the Company was in compliance with Section 6.07; provided, however, that such certificate shall not be required to include such calculations if, as of the date of the applicable financial statements, the ratio referred to in Section 6.07 is less than or equal to 0.60 to 1.00;



                                         Exhibit 10(a)
                                         -------------
                                          ( 51 of 152)

                 (b) promptly after the same are sent, copies of all financial statements and reports which the Company sends to its stockholders, and promptly after the same are filed, copies of all financial statements and all publicly available regular, periodic or special reports which the Company shall make to, or file with, the Securities and Exchange Commission or any successor or analogous Governmental Authority;

                 (c) promptly and in any event within five (5) Business Days after receipt thereof by the Company or any ERISA Affiliate from a Multiemployer Plan, a copy of each notice received by the Company or any ERISA Affiliate asserting a withdrawal liability pursuant to Section 4202 of ERISA with respect to the Company or any ERISA Affiliate; and

                 (d) promptly, such additional financial and other information as the Operating Agent or the Majority Banks may from time to time reasonably request.

        5.03 Preservation of Corporate Existence, etc. The Company shall, and shall cause each of its Subsidiaries to:

                 (a) preserve and maintain in full force and effect its corporate existence and good standing under the laws of its respective state of incorporation;

                 (b) preserve and maintain in full force and effect all rights, privileges, qualifications, rights of way, licenses and franchises necessary or desirable in the normal conduct of its business; and

                 (c)     comply with all of its Contractual Obligations,

except, (i) as permitted by Section 6.03, (ii) in the case of Subsidiaries in each case referred to in paragraphs (a), (b) and
(c) above, and in the case of the Company in each case referred to in paragraphs (b) and (c) above, to the extent that failure to do so would not, in the aggregate, have a material adverse effect on the business, operations or financial or other condition of the Company and its Subsidiaries taken as a whole or on the ability of the Company to pay and perform its obligations under this Agreement and the Notes and (iii) the Company may liquidate or dissolve Subsidiaries which have no significant assets and do not function or produce any goods or services.

        5.04 Maintenance of Property. The Company shall, and shall cause each of its Subsidiaries to, maintain and preserve all of its property which is used or useful in its business in good working order and condition, ordinary wear and tear excepted, and make all necessary repairs thereto and renewals and replacements thereof,



                                         Exhibit 10(a)
                                         -------------
                                          ( 52 of 152)

except where the failure to do so would not, in the aggregate, have a material adverse effect on the business, operations, property or financial or other condition of the Company and its Subsidiaries taken as a whole or on the ability of the Company to pay and perform its obligations under this Agreement and the Notes.

        5.05 Insurance. The Company shall, and shall cause each of its Subsidiaries to, maintain or cause to be maintained, with financially sound and reputable insurers, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other
Persons, including without limitation, workers' compensation insurance, public liability insurance, property and casualty insurance and (to the extent required by law) flood insurance on its improved real estate, except where the failure to do so would not, in the aggregate, have a material adverse effect on the business, operations, property or financial or other condition of the Company and its Subsidiaries taken as a whole or on the ability of the Company to pay and perform its obligations under this Agreement and the Notes.

        5.06 Payment of Obligations. The Company shall, and shall cause each of its Subsidiaries to, pay and discharge, as the same shall become due and payable, all their respective obligations and liabilities, including without limitation all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Company or such Subsidiary, except where the failure to do so would not, in the aggregate, have a material adverse effect on the business, operations, property or financial or other condition of the Company and its Subsidiaries taken as a whole or on the ability of the Company to pay and perform its obligations under this Agreement and the Notes.

        5.07 Compliance with Laws. The Company shall, and shall cause each of its Subsidiaries to, comply in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business, except such

                 (a) as may be contested in good faith or as to which a bona fide dispute may exist, or








                                         Exhibit 10(a)
                                         -------------
                                          ( 53 of 152)


                 (b) as to which such failure to comply would not have a material adverse effect on the business, operations, properties, assets or conditions (financial or otherwise) of the Company and its Subsidiaries taken as a whole or on the ability of the Company to pay and perform its obligations under this Agreement and the Notes.

        5.08 Inspection of Property and Books and Records. The Company shall, and shall cause each of its Subsidiaries to, maintain adequate books of record and account in which entries that are full, true and correct in all material respects in conformity with GAAP consistently applied (with such exceptions as may be noted in the financial statements provided to the Operating Agent pursuant to Section 5.01 or in notices provided to the Operating Agent pursuant to Section 5.10(h)) shall be made of all financial transactions, assets and business of the Company and such Subsidiaries. After the occurrence of any Default or Event of Default, the Company shall, and shall cause each of its Subsidiaries to, permit representatives of the Operating Agent or any Bank to visit and inspect any of their respective properties, to examine their respective corporate, financial and operating records and make copies thereof or abstracts therefrom, and to discuss their respective affairs, finances and accounts with their respective directors, officers and independent public accountants, all at the expense of the Company, at any time (during normal business hours) and as often as may be desired, without advance notice to the Company.

        5.09 Hazardous Materials. The Company shall, and shall cause each of its Subsidiaries to, conduct its operations and keep and maintain its property in compliance with all Hazardous Materials
Laws, except where the failure to do so would not, in the aggregate, have a material adverse effect on the business, operations, property or financial or other condition of the Company and its Subsidiaries taken as a whole or on the ability of the Company to pay and perform its obligations under this Agreement and the Notes.

        5.10 Notices. The Company shall promptly give notice to the Operating Agent:

                 (a) of the occurrence of any Default or Event of Default of which any officer responsible for any part of the business of the Company and its Subsidiaries involved in such Default or Event of Default shall have knowledge, specifying the nature of such Default or Event of Default, the period of existence thereof and the action that the Company has taken or proposes to take with respect thereto;




                                         Exhibit 10(a)
                                         -------------
                                          ( 54 of 152)



                 (b) of any (i) default or event of default under any material Contractual Obligation of the Company or any of its Subsidiaries or (ii) dispute, litigation, investigation, proceeding or suspension which may exist at any time between the Company or any of its Subsidiaries and any Governmental Authority if such default or event of default or an adverse determination of such dispute, litigation, investigation, proceeding or suspension could materially adversely affect the ability of the Company to pay and perform its obligations under this Agreement and the Notes;

                 (c) of the commencement of, or any material development in, any litigation or proceeding (excluding any proceeding with respect to a proposed or non-final tax assessment) affecting the Company or any Subsidiary (i) which, if adversely determined, could have a material adverse effect on the business, operations or financial or other condition of the Company and its Subsidiaries taken as a whole or the ability of the Company to pay and perform its obligations under any Loan Document; or (ii) in which the relief sought is an injunction or other stay of the performance of any Loan Document;

                 (d) upon, but in no event later than fifteen (15) days after, becoming aware of (i) any and all enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened against the Company or any Subsidiary or any of their properties pursuant to any applicable Hazardous
Materials Laws, (ii) all claims made or threatened by any third party against the Company or any Subsidiary with respect to or because of its or their property relating to damage, responsibility, contribution, cost recovery compensation, loss or injury resulting from any Hazardous Materials (the matters set forth in clauses (i) and (ii) above are hereinafter referred to as "Hazardous Materials Claims"), and (iii) any environmental or similar condition on any real property adjoining or in the vicinity of the property of the Company or any Subsidiary that could reasonably be anticipated to cause such property or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of such property under any Hazardous Materials Laws; provided, that no notice of any such action, claim or condition shall be required under this paragraph
(d) unless it could have a material adverse effect on the business, operations, properties or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole or on the ability of the Company to pay and perform its obligations under this Agreement and the Notes;

                 (e) of any other litigation or proceeding affecting the Company or any of its Subsidiaries which the Company would be required to report to the Securities and Exchange Commission



                                         Exhibit 10(a)
                                         -------------
                                          ( 55 of 152)


pursuant to the Securities Exchange Act of 1934, within four (4) days after reporting the same to the Securities and Exchange
Commission;

                 (f) of any ERISA Event affecting the Company or any ERISA Affiliate promptly after the occurrence thereof (but in no event more than ten (10) days after the Company shall obtain knowledge of such ERISA Event) together with (i) a certificate of the Company setting forth the details of such ERISA Event and the action which the Company or such ERISA Affiliate proposes to take with respect thereto, (ii) a copy of any notice with respect to such ERISA Event that may be required to be filed with the PBGC, or
(iii) any notice delivered by the PBGC to the Company or any ERISA Affiliate with respect to such ERISA Event;

                 (g) of any change in Pricing Level promptly after the occurrence thereof (but in no event more than five (5) days after such change in Pricing Level); and

                 (h) of any change in GAAP that would materially affect the calculation of the financial covenant in Section 6.07.

Each notice pursuant to this Section shall be accompanied by a statement by a Responsible Officer of the Company setting forth details of the occurrence referred to therein and describing the action which the Company proposes to take with respect thereto.

        5.11 Consultation after GAAP Changes. The Company shall, promptly after delivering any notice pursuant to Section 5.10(h), consult in good faith with the Operating Agent and the Banks as to the appropriateness of amending any of the covenants contained in
Article VI to reflect the changes in GAAP described in such notice; provided, that neither the Company nor the Operating Agent nor any Bank shall be obligated to agree to any such amendment.

        5.12 Maintenance of Telecommunications Business. The Company shall maintain the business of providing telecommuni-cations services as a major business of the Company and its Subsidiaries taken as a whole and shall cause MCI Telecom to maintain such business as its principal business.


                                              ARTICLE VI

                                          NEGATIVE COVENANTS

        The Company hereby covenants and agrees that, so long as any Bank shall have any Commitment hereunder, or any Advance or other amount payable hereunder shall remain unpaid, unless the Majority
Banks waive compliance in writing:


                                         Exhibit 10(a)
                                         -------------
                                          ( 56 of 152)

        6.01 Limitation on Liens. The Company shall not, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any of the capital stock of MCI Telecom, nor shall it permit MCI Telecom to, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its property or assets, whether now owned or hereafter acquired, except for:

                 (a) any Lien existing on the property of MCI Telecom on the date of this Agreement and set forth in Schedule V securing
Indebtedness outstanding on such date (or the refinancing or refunding of such Indebtedness);

                 (b) Liens for taxes, assessments or other governmental charges which are not delinquent or remain payable without material penalty, or the validity of which is contested in good faith by appropriate proceedings (to the extent that it would be appropriate to contest the levy or imposition of such tax as an alternative to payment) upon stay of execution or the enforcement thereof and for which adequate reserves or other appropriate provision has been made in accordance with GAAP;

                 (c) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business which are not material or, if material, are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings;

                 (d) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation;

                 (e) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                 (f) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount, and do not materially detract from the overall value to MCI Telecom of all property and assets of MCI Telecom subject to such Liens or interfere with the ordinary conduct of the business of MCI Telecom;

                 (g) Liens on assets which shall be acquired by MCI Telecom either directly or through the acquisition of the owner of such assets after the date of this Agreement, if such Liens shall have existed at the time the assets or the owner of such assets were acquired and shall not have been created in anticipation thereof by or with the agreement of MCI Telecom;


                                         Exhibit 10(a)
                                         -------------
                                          ( 57 of 152)


                 (h) Liens on assets (other than current assets) which shall be acquired by MCI Telecom after the date of this Agreement if such Liens shall have been created solely for the purpose of securing Indebtedness representing, or incurred to finance, refinance or refund, the cost of the acquisition of such assets or shall otherwise be created in anticipation of such acquisition by or with the agreement of MCI Telecom; and

                 (i) Liens not otherwise permitted hereunder securing obligations of MCI Telecom in an aggregate amount not to exceed an amount equal to 10% of the total assets of MCI Telecom at any time, provided that, at the time any such Lien is created or incurred, the aggregate book value of the assets subject to such Lien shall not exceed an amount equal to 125% of the amount of the obligation secured by such assets.

        6.02 Sale or Lease of Assets. The Company shall not, directly or indirectly, sell, convey, transfer or otherwise dispose of (whether in one or a series of transactions) any of the shares of capital stock of MCI Telecom, nor shall the Company permit MCI Telecom to, directly or indirectly, sell, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) all or a material part of the assets, business or property of MCI Telecom (including without limitation, accounts and notes receivable, with or without recourse), whether now owned or hereafter acquired, or enter into any agreement to do any of the foregoing, except:

                 (a) dispositions by MCI Telecom of obsolete or worn-out property or real property no longer used or useful in its business;

                 (b) sales to local exchange carriers, with or without recourse, of customer receivables in the ordinary course of business;

                 (c) dispositions of assets acquired, either directly or through the acquisition of the owner of such assets, after the date of this Agreement; provided, that each such disposition shall be for fair and adequate consideration; and

                 (d) dispositions (including, without limitation, sales pursuant to sale-leaseback transactions) by MCI Telecom not otherwise permitted hereunder which are made for fair market value; provided that the book value of all Disposed Assets (as hereinafter defined) disposed of pursuant to this Section 6.02(d) after the date of this Agreement does not exceed 20% of the greater of (i) the book value of the assets of MCI Telecom as of December 31, 1993 and (ii) the book value of the assets of MCI Telecom as of the date of the most recent financial statements furnished to the Banks pursuant to Section 5.01.


                                         Exhibit 10(a)
                                         -------------
                                          ( 58 of 152)



        For purposes of Section 6.02(d), the term "Disposed Assets" shall mean all assets of MCI Telecom other than cash and cash equivalents, equity investments, franchises, licenses, permits, patents, patent applications, copyrights, trademarks, trade names, goodwill, experimental or organizational expense, and other like intangibles (but excluding rights of way treated as assets).

        6.03 Consolidations and Mergers. The Company shall not, nor shall it permit MCI Telecom to, merge, consolidate or combine directly or indirectly with or into any Person except:

                 (a) MCI Telecom may merge, consolidate or combine with or into, or transfer assets to, any other Person, if immediately after giving effect thereto, (i) no Default or Event of Default would exist, and (ii) MCI Telecom shall be the surviving corporation in such merger, consolidation or combination or, if not, the sale of all of the assets, business or property of MCI
Telecom to such other Person would not violate Section 6.02; and

                 (b) subject to clause (m) of Article VII, the Company may merge, consolidate or combine with another entity if (i) the Company shall be the corporation surviving the merger, or the corporation into which the Company shall be merged or formed by any such consolidation shall assume the Company's obligations hereunder and under the Notes in an agreement or instrument satisfactory in form and substance to the Majority Banks and (ii) if immediately after giving effect thereto, no Default or Event of Default would exist.

        6.04 Transactions with Affiliates. The Company shall not, nor shall it permit any of its Subsidiaries to, enter into any transaction with any Affiliate of the Company or of any such Subsidiary that would be material in relation to the Company and its Subsidiaries taken as a whole except pursuant to the reasonable requirements of the business of the Company or such Subsidiary and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would obtain in a comparable arm's-length transaction with a Person not an Affiliate of the Company or such Subsidiary.

        6.05 Compliance with ERISA. The Company shall not directly or indirectly and will not permit any ERISA Affiliate to directly or indirectly (i) terminate any Plan subject to Title IV of ERISA so as to result in any material (in the opinion of the Majority Banks) liability of the Company or any ERISA Affiliate to the PBGC, (ii) permit to exist any ERISA Event, or any other event or condition, which would present the risk of a material (in the opinion of the Majority Banks) liability of the Company or any ERISA Affiliate, or
(iii) make a complete or partial withdrawal (within the meaning of ERISA Section 4201 from any Multiemployer Plan so as to result in


                                         Exhibit 10(a)
                                         -------------
                                          ( 59 of 152)


any material (in the opinion of the Majority Banks) liability of the Company or any ERISA Affiliate, (iv) enter into any new Plan or modify any existing Plan so as to increase its obligations thereunder (except in the ordinary course of business consistent with past practice or as a result of an acquisition of a corporation for appropriate consideration) which could result in any material(in the opinion of the Majority Banks) liability of the Company or any ERISA Affiliate, or (v) permit the present value of all nonforfeitable accrued benefits under each Plan (using the actuarial assumptions required under Accounting Principle 87 of the Financial Accounting Standards Board upon termination of a Plan) materially (in the opinion of the Majority Banks) to exceed the fair market value of Plan assets allocable to such benefits, all determined (in the case of (iv) and (v)) as of the most recent valuation date for each such Plan and, as to materiality (in the case of (i), (ii), (iii), (iv) and (v)), determined in relation to the Company and its Subsidiaries taken as a whole.

        6.06     Use of Proceeds.

                 (a) Upon receipt thereof, the Company shall use the proceeds of all Advances solely for the general corporate purposes of the Company consistent with the representations and warranties and covenants contained in this Agreement (including liquidity support for commercial paper issuance).

                 (b) The Company shall not use any portion of the Advances, directly or indirectly: (a) in a manner which would cause such Advances or the application of the proceeds thereof, to violate Regulation U, Regulation T or Regulation X of the Federal Reserve Board; (b) to buy or carry Margin Stock unless (i) the value of all Margin Stock owned by the Company at any time shall not exceed twenty-five percent (25%) of the aggregate value of the assets subject to the restrictions in Sections 6.01 and 6.02 and
(ii) prior to the date of the related Advance the Company shall have executed and delivered a duly completed purpose statement
(Form U-1) as required under Regulation U; or (c) to make an uninvited acquisition of another corporation or business enterprise.

                 (c) The Company shall not, directly or indirectly, use any portion of the Advances (i) knowingly to purchase Ineligible
Securities from BA Securities during any period in which BA
Securities makes a market in such Ineligible Securities, (ii) knowingly to purchase during the underwriting or placement period
Ineligible Securities being underwritten or privately placed by BA Securities, or (iii) to make payments of principal or interest on Ineligible Securities underwritten or privately placed by BA
Securities and issued by or for the benefit of the Company or any Affiliate of the Company. As used in this Section, "Ineligible
Securities" means securities which may not be underwritten or dealt

                                         Exhibit 10(a)
                                         -------------
                                          ( 60 of 152)



in by member banks of the Federal Reserve System under Section 16 of the Banking Act of 1933 (12 U.S.C. Section 24, Seventh), as amended.

        6.07 Ratio of Total Liabilities to Total Capitalization. The Company shall not permit at any time during the period from and including the Effective Date to but excluding the Termination Date, Total Liabilities, to exceed 0.68 times the sum of the Company's
Total Capital and Total Liabilities.

        6.08 MCI Telecom Liabilities. The Company shall not permit MCI Telecom to incur, create, assume or suffer to exist any MCI
Telecom Liabilities other than:

                 (a) Indebtedness of MCI Telecom to the Company or to any other Subsidiary; and

                 (b) other MCI Telecom Liabilities in an aggregate principal amount not to exceed an amount equal to 10% of the total assets of MCI Telecom at any time.

        6.09 No Restriction on Dividends of MCI Telecom. The Company shall not cause or permit MCI Telecom to enter into any agreement of any nature whatsoever that would restrict the ability of such Person to declare or make any dividend payment or other distribution of assets, properties or cash, rights, obligations or securities on account of any shares of any class of capital stock of such Person, or purchase, redeem or otherwise acquire for value any shares of capital stock of such Person or any warrants, rights or options to acquire such shares.


                                              ARTICLE VII

                                           EVENTS OF DEFAULT

        Upon the occurrence and during the continuation of any of the following events:

                 (a) Non-Payment of Principal. The Company shall fail to pay when due any portion of the principal of any Advance and such default shall continue unremedied for a period of three (3)
Business Days; provided, that if the Operating Agent or any Bank shall give notice to the Company of such default prior to the end of such period, such default shall become an Event of Default under this paragraph (a) if it shall continue unremedied beyond the day which shall be the earlier of (i) one (1) Business Day after such notice shall be given to the Company or (ii) the last day of such period; or



                                         Exhibit 10(a)
                                         -------------
                                          ( 61 of 152)



                 (b) Non-Payment of Interest and Facility Fee. The Company shall fail to pay when due any portion of any interest on any Advance or any facility fee payable hereunder and such default shall continue unremedied for a period of five (5) Business Days; provided, that if the Operating Agent or any Bank shall give notice to the Company of such default prior to the end of such period, such default shall become an Event of Default under this paragraph
(b) if it shall continue unremedied beyond the day which shall be the earlier of (i) one (1) Business Day after such notice shall be given to the Company or (ii) the last day of such period; or

                 (c) Non-Payment of Other Amounts. The Company shall fail to pay when due any portion of any other amount payable under this Agreement and not specified in paragraph (a) or (b) above and such default shall continue unremedied for fifteen (15) days after notice thereof shall have been given to the Company by the Operating Agent or any Bank; or

                 (d) Representation or Warranty. Any representation or warranty made or deemed made by the Company herein or which is contained in any certificate, document or financial or other statement furnished by the Company at any time under this Agreement shall prove to have been incorrect in any material respect on or as of the date made or deemed made; provided, that if the Company shall be capable of taking action that would result in such representation or warranty becoming correct in all material respects at a later date such failure of the representation or warranty to be correct shall not be an Event of Default under this paragraph (c) until such failure shall continue for a period of fifteen (15) days after notice thereof shall have been given to the Company by the Operating Agent or any Bank; or

                 (e) Certain Article VI Defaults. The Company shall fail to perform or observe any term, covenant or agreement contained in Section 6.01 (other than by reason of an attachment or involuntary lien), 6.02, 6.03, 6.06 or 6.08; or the Company shall fail to perform or observe any term, covenant or agreement contained in Section 6.01 (if by reason of an attachment or involuntary Lien) or 6.07 and such default shall continue unremedied for a period of fifteen (15) days; or

                 (f) Other Covenant Defaults. The Company shall fail to perform or observe any other term, covenant or agreement contained in Article V or Article VI, and such default shall continue unremedied for a period of thirty (30) days; provided, that the failure to perform or observe Section 5.12 shall not be an Event of Default until such failure shall continue unremedied for a period of thirty (30) days after notice thereof shall have been given to the Company by the Majority Banks; or



                                         Exhibit 10(a)
                                         -------------
                                          ( 62 of 152)


                 (g) Other Defaults. The Company shall fail to perform or observe any other term, covenant or agreement contained in this Agreement, and such default shall continue unremedied for a period of fifteen (15) days after notice thereof shall have been given to the Company by the Operating Agent or any Bank; or

                 (h) Cross-Default. The Company or any of its Subsidiaries shall (i) fail to make any payment in respect of any Indebtedness or Contingent Obligation (other than Indebtedness hereunder or under any Notes) having an aggregate principal amount outstanding of more than Twenty-Five Million Dollars ($25,000,000) or the equivalent in another currency or currencies when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise); (ii) default in the observance or performance of any other condition or covenant or any other event shall occur or any condition shall exist under any agreement or instrument relating to any Indebtedness or Contingent Obligation (other than Indebtedness hereunder or under any Notes) having an aggregate principal amount outstanding of more than Fifty Million Dollars ($50,000,000) or the equivalent in another currency or currencies, if the effect of the event or condition referred to in this subclause (ii) shall be to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Contingent Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, after any required giving of notice or lapse of time or both, such Indebtedness to be declared to be due and payable prior to its stated maturity or such Contingent Obligation to become payable; or
(iii) default in the observance or performance of any other condition or covenant or any other event shall occur or any condition shall exist under any agreement or instrument relating to any Indebtedness or Contingent Obligation (other than Indebtedness hereunder or under any Notes) having an aggregate principal amount outstanding of more than Twenty-Five Million Dollars ($25,000,000) or the equivalent in another currency or currencies, if the effect of the event or condition referred to in this subclause (iii) shall be to cause such Indebtedness to be declared to be due and payable prior to its stated maturity or such Contingent Obligation to become payable; or

                 (i) Bankruptcy or Insolvency. The Company or any of its Subsidiaries shall (i) become insolvent or generally fail to pay, or admit in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise, (ii) commence any proceeding or case or file any petition or answer under any liquidation or reorganization with creditors or any other relief under any bankruptcy, reorganization, arrangement, insolvency, or other proceeding or case, whether Federal or State, relating to the relief of debtors, (iii) acquiesce in the appointment of a


                                         Exhibit 10(a)
                                         -------------
                                          ( 63 of 152)

receiver, trustee, custodian or liquidator for itself or a substantial portion of its property, assets or business or effect a plan or other arrangement with its creditors, (iv) admit the material allegations of a petition filed against it in any bankruptcy, reorganization, arrangement, insolvency or other proceeding or case, whether Federal or State, relating to the relief of debtors, or (v) take action to effectuate any of the foregoing; provided, however, that, for purposes of clause (i) above, the insolvency of any Subsidiary (other than MCI Telecom) (an "Insolvent Subsidiary") shall not be deemed to be an Event of Default hereunder if, but for the existence of Indebtedness owing by such Insolvent Subsidiary to the Company or any other Subsidiary, such Insolvent Subsidiary would not be insolvent; or

                 (j) Involuntary Proceedings. Any involuntary proceeding or case or any involuntary petition shall be commenced or filed against the Company or any Subsidiary under any bankruptcy, insolvency or similar law or seeking the dissolution, liquidation or reorganization of the Company or any Subsidiary or the appointment of a receiver, trustee, custodian or liquidator for the Company or any Subsidiary or any writ, judgment, warrant of attachment, execution or similar process, shall be issued or levied against a substantial part of the Company's or any Subsidiary's assets and any such proceedings or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded within sixty
(60) days after commencement, filing or levy; or

                 (k) ERISA. (i) any ERISA Event or a failure to make a required installment or other payment (within the meaning of Section 412(n)(1) of the Code) with respect to a Plan shall have occurred, and, 30 days after notice thereof shall have been given to the Company by the Operating Agent or any Bank, (A) such ERISA
Event or failure to make a required payment (if correctable) shall not have been corrected and (B) the then Unfunded Benefit
Liabilities of such Plan exceed Twenty-Five Million Dollars
($25,000,000) (or in the case of an ERISA Event involving the withdrawal of a "substantial employer" (as defined in Section
4001(a)(2) of ERISA), the withdrawing employer's proportionate share of such excess shall exceed such amount); or (ii) the Company or any ERISA Affiliate as employer under a Multiemployer Plan shall have made a complete or partial withdrawal from such Multiemployer
Plan and the Plan sponsor of such Multiemployer Plan shall have notified such withdrawing employer that such employer has incurred a withdrawal liability in an amount exceeding Twenty-Five Million
Dollars ($25,000,000) unless within thirty (30) days after such notification either (a) such liability shall be paid, (b) the Company shall have deposited with the Operating Agent an amount sufficient (with earnings thereon) to pay such liability in the installments required by such Multiemployer Plan when due, or (c)




                                         Exhibit 10(a)
                                         -------------
                                          ( 64 of 152)



following a request for review of such notice of withdrawal liability, the amount demanded in such notice shall be reduced to an amount less than Twenty-Five Million Dollars ($25,000,000); or

                 (l) Monetary Judgments. One or more final judgments or decrees shall be entered by a court or courts of competent jurisdiction against the Company or any of its Subsidiaries involving in the aggregate a liability (not paid or fully covered by insurance) of Twenty-Five Million Dollars ($25,000,000), or the equivalent in another currency or currencies, or more, and the same shall not have been discharged, vacated, stayed or bonded pending appeal within thirty (30) days from the entry thereof; or

                 (m) Change in Control. (i) Any "person" or "group" of persons shall acquire "beneficial ownership" of more than 30% of the shares of capital stock of the Company having the power to vote for the election of directors, or (ii) during any period of 12 consecutive months, commencing before or after the date of this Agreement and ending after the date of this Agreement, individuals who on the first day of such period were directors of the Company
(together with any replacement or additional directors who shall have been nominated or elected by a majority of directors then in office) shall cease to constitute a majority of the board of directors of the Company;

then, and in any such event,

        (A) the Operating Agent shall at the request of, or may with the consent of, the Majority Banks declare the Commitments terminated, whereupon the Commitments shall terminate; and in addition,

        (B) the Operating Agent shall at the request of, and may with the consent of, the Majority Banks declare the unpaid principal amount of all outstanding Advances, all interest incurred and unpaid thereon and all other amounts payable hereunder and under the Notes to be immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company;

provided, that upon the occurrence of any event specified in clause
(i) or (j) above (in the case of such clause (j) upon the expiration of the sixty (60) day period mentioned therein), the Commitments shall immediately terminate and the unpaid principal amount of all outstanding Advances and all interest and other amounts as aforesaid shall immediately become due and payable without further act of the Operating Agent or any Bank.




                                         Exhibit 10(a)
                                         -------------
                                          ( 65 of 152)



                                             ARTICLE VIII

                                 THE AGENTS AND THE SYNDICATION AGENT

        8.01 Appointment of the Agents; Syndication Agent to Have No Role. Each Bank hereby irrevocably (subject to the provisions of Section 8.09) appoints, designates and authorizes each Agent to take such action on its behalf under the provisions of this Agreement and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement, together with such powers as shall be reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Agents shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against either Agent. The Syndication Agent shall have no duties or responsibilities whatsoever under this Agreement, nor shall it have any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Syndication Agent.

        8.02 Delegation of Duties of the Agents. Each Agent may execute any of its respective duties under this Agreement by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Neither of the Agents shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact that it selects with reasonable care.

        8.03 Liability of the Agents and the Syndication Agent. Neither of the Agents nor the Syndication Agent nor any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement (except for its own gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Banks for any recitals, statements, representations or warranties made by the Company or any officer thereof contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received by such Agent or the Syndication Agent under or in connection with, this Agreement or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any Note or for any failure of the Company to perform its obligations hereunder or thereunder. Neither of the Agents nor the Syndication Agent shall be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any


                                         Exhibit 10(a)
                                         -------------
                                          ( 66 of 152)

of the agreements contained in, or conditions of, this Agreement or any Note, or to inspect the properties, books or records of the Company or any of its Subsidiaries.

        8.04 Reliance by the Agents. Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, in-house counsel of such Agent or counsel to the Company), independent accountants and other experts selected by such Agent.
Each Agent may deem and treat the holder of any Advance as the owner thereof for all purposes unless an Assignment Notice and Acceptance with respect thereto shall have been filed with the Operating Agent. Each Agent shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first receive such advice or concurrence of the Majority Banks as it shall deem appropriate or it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request or consent of the Majority
Banks pursuant to Article IX, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Banks and all future holders of the Advances.

        8.05 Notice of Default. Neither of the Agents shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default (except that the Operating Agent shall be deemed to have knowledge of any Event of Default occurring by reason of a failure by the Company to make a payment to or through the Operating Agent under this Agreement or any Note), unless such Agent shall have received notice from a Bank or the Company referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Operating Agent shall receive such a notice, the Operating Agent shall give notice thereof to the Banks. The Operating Agent shall take such action with respect to such Default or Event of Default as shall be requested by the Majority Banks in accordance with Article VII; provided, that unless and until the Operating Agent shall have received such a request, the Operating Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Banks.





                                         Exhibit 10(a)
                                         -------------
                                          ( 67 of 152)


        8.06 Credit Decision. Each Bank expressly acknowledges that neither of the Agents nor the Syndication Agent nor any of their respective Affiliates nor any officer, director, employee, agent or attorney-in-fact of any of them have made any representations or warranties to it and that no act by either of the Agents or the Syndication Agent hereafter taken, including any review of the affairs of the Company, shall be deemed to constitute any representation or warranty by such Agent or the Syndication Agent to any Bank. Each Bank represents to the Agents and the Syndication Agent that it has, independently and without reliance upon the Agents or the Syndication Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Company and made its own decision to make its Advances and to enter into this Agreement. Each Bank also represents that it will, independently and without reliance upon either of the Agents or the Syndication Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigations as it shall deem necessary to inform itself as to the business, operations, prospects, assets,properties, financial or other condition and creditworthiness of the Company. Except for notices, reports and other documents expressly required to be furnished to the Banks by either of the Agents hereunder, neither of the Agents nor the Syndication Agent shall have any duty or responsibility to provide any Bank with any credit or other information concerning the business, operations, prospects, properties, assets or financial condition or otherwise or creditworthiness of the Company which may come into the possession of either of the Agents or the Syndication Agent or any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates.

        8.07 Indemnification. The Banks agree to indemnify each Agent and the Syndication Agent in its capacity as such (to the extent not reimbursed by or on behalf of the Company and without limiting the obligation of the Company to do so), ratably according to their respective Commitment Percentages (or, if the Commitments shall have been terminated, in full, but Advances shall remain outstanding, ratably according to the then aggregate unpaid amount of outstanding Advances made by them), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Advances) be imposed on, incurred by or asserted against such Agent or the Syndication
Agent, as the case may be, in any way relating to or arising out of this Agreement, or any documents contemplated by or referred to



                                         Exhibit 10(a)
                                         -------------
                                          ( 68 of 152)


herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent under or in connection with any of the foregoing; provided, that no Bank shall be liable for the payment to such Agent or to the Syndication Agent of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of such Agent or of the Syndication Agent as the case may be. Without limitation of the foregoing, each Bank agrees to reimburse each Agent and the Syndication Agent (to the extent not reimbursed by or on behalf of the Company and without limiting the obligation of the Company to do so) promptly upon demand for its Commitment Percentage share of any out-of-pocket expenses (including reasonable attorneys' fees and the allocated cost of staff counsel) incurred by such Agent or the Syndication Agent, as the case may be, in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or any Note. The agreements in this Section 8.07 shall survive the termination of the Commitments and the payment of the Advances and all other amounts payable under this Agreement.

        8.08 Bank of America in its Individual or Separate Capacity. Bank of America and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of business with the Company as though Bank of America were not acting as Competitive
Bid Agent and Operating Agent hereunder. With respect to the Advances made or renewed by it, Bank of America shall have the same rights and powers under this Agreement as any Bank and may exercise the same as though it were not acting as Competitive Bid Agent and Operating Agent, and the terms "Bank" and "Banks" shall include
Bank of America in its individual capacity.

        8.09 Successor Agents. Each Agent may, and at the request of the Majority Banks shall, resign as an Agent upon thirty (30) days' advance notice to the Banks, whereupon the Majority Banks shall, after consultation with the Company, appoint from among the Banks a successor agent for the Banks. If no successor Agent shall have been so appointed by the Majority Banks and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, having combined capital, surplus and undivided profits of not less than Two Hundred Million Dollars ($200,000,000) and having its principal office or a Lending Office in the United States of America. Upon such successor agent succeeding to the rights, powers and duties of the resigning Agent, the term "Agent" or "Competitive Bid Agent" or "Operating Agent" or (where applicable to its role as an Agent)


                                         Exhibit 10(a)
                                         -------------
                                          ( 69 of 152)



"Bank of America", as the case may be, shall mean such successor agent effective upon its appointment, and the former Agent's rights, powers and duties as an Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any holders of the Advances. After any retiring Agent's resignation hereunder as an Agent, the provisions of this Section 8.09 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement.


                                              ARTICLE IX

                                             MISCELLANEOUS

        9.01 Amendments and Waivers. No amendment or waiver of any provision of this Agreement and no consent with respect to any departure by the Company therefrom, shall in any event be effective unless the same shall be in writing and signed by the Majority
Banks and the Company and such waiver shall be effective only in the specific instance and for the specific purpose for which given; provided, that no such waiver, amendment, or consent shall, unless in writing and signed by all the Banks do any of the following:

                 (a) increase the Commitment of any Bank or subject any Bank to any additional obligations;

                 (b) postpone or extend the Termination Date or any other scheduled maturity date for any payment of principal, interest, fees or other amounts due hereunder or under any Note;

                 (c) reduce the principal of, or the rate of interest on any Advance or of any fees or other amounts payable hereunder or under any Note;

                 (d) change the Commitment Percentages or the definition of Majority Banks or the percentage of Banks required to take any action under any Loan Document; or

                 (e)     amend this Section 9.01;

and provided, further, that no amendment, waiver or consent shall, unless in writing and signed by an Agent in addition to the Majority Banks, affect the rights or duties of such Agent under this Agreement.

        9.02 Notices. All notices, requests and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopier or cable communication) and mailed, telegraphed, telexed or delivered to the Company and the Agents as follows:


                                         Exhibit 10(a)
                                         -------------
                                          ( 70 of 152)


The Company:                   MCI Communications Corporation
                               1801 Pennsylvania Avenue N.W.
                               Washington, D.C.  20006
                               Attention:  Tom Quinn, Assistant Treasurer
                               Telephone:  (202) 887-2858
                               Telecopier: (202) 887-2846

with copy to:                  MCI Communications Corporation
                               1801 Pennsylvania Avenue N.W.
                               Washington, D.C.  20006
                               Attention:  General Counsel
                               Telephone:  (202) 887-2016
                               Telecopier: (202) 887-2047

The Banks:                     The addresses set forth opposite
                               their respective names in Schedule I.

The Operating
        Agent:                 Bank of America National Trust
                                and Savings Association,
                                as Operating Agent
                               1455 Market Street - 12th Floor
                               San Francisco, California  94103
                               Attention:  Dietmar Schiel, VP, Global Agency
                               Telephone:  (415) 953-8501
                               Telecopier: (415) 622-4894
                               Telex:  3726050 BAGASFO

The Competitive
 Bid Agent:                    Bank of America National Trust
                                and Savings Association,
                                as Competitive Bid Agent
                               1455 Market Street - 12th Floor
                               San Francisco, California  94103
                               Attention:  Dietmar Schiel, VP, Global Agency
                               Telephone:  (415) 953-8501
                               Telecopier: (415) 622-4894
                               Telex:  3726050 BAGASFO

or, as to each party at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall, when mailed, telegraphed, telexed, cabled or sent by telecopier and confirmed by telephone, be effective four (4) Business Days after deposit in the mails, when delivered to the telegraph company, confirmed by telex answerback, delivered to the cable company, transmitted by telecopier and confirmed by telephone respectively, except that notices pursuant to Article II or VII shall not be effective until received by the Operating Agent or Competitive Bid Agent, as the case may be.


                                               Exhibit 10(a)
                                               -------------
                                                ( 71 of 152)



        9.03 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of either of the Agents or any Bank, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

        9.04    Costs and Expenses.  The Company agrees:

                (a) to pay or reimburse the Agents and the Syndication Agent, within fifteen (15) days after demand, for all their reasonable out-of-pocket costs and expenses incurred in connection with the preparation, execution and delivery of, and any amendment, supplement or modification to, this Agreement and any Notes and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Agents and the Syndication
Agent (including the allocated cost of in-house counsel) with respect thereto; provided, that any demand for payment or reimbursement of any of the foregoing shall be accompanied by an itemized statement or statements covering the related costs, expenses or allocated cost; and

                (b) to pay or reimburse each Bank and each Agent, within fifteen (15) days after demand, for all their costs and expenses incurred in connection with the enforcement or preservation of any rights against the Company under this Agreement or any Note, whether related to legal actions or proceedings, bankruptcy or reorganization proceedings or other action, including, without limitation, the fees and out-of-pocket expenses of counsel
(including the allocated cost of in-house counsel) to each Agent and to each of the several Banks; provided, that (i) any demand for payment or reimbursement of any of the foregoing shall be accompanied by an itemized statement or statements covering the related costs, expenses or allocated cost and (ii) no such costs or expenses shall be reimbursed for any legal action in which the existence of any Default or Event of Default shall have been alleged if in such action it shall have been determined that no such Default or Event of Default existed.

        9.05 Indemnity. The Company agrees to pay, indemnify, and hold each Bank, each Agent and the Syndication Agent and each of their respective officers, directors, agents and employees (each, an "Indemnified Person") harmless from and against, any and all


                                               Exhibit 10(a)
                                               -------------
                                                ( 72 of 152)


other liabilities, obligations, losses, damages, penalties, judgments, costs, expenses or disbursements of any kind or nature whatsoever (including without limitation the fees and out-of-pocket expenses of counsel and the allocated cost of in-house counsel) arising from any claim, action, suit or proceeding against or investigation of such Indemnified Person with respect to the execution, delivery, enforcement, performance and administration of this Agreement and any other Loan Documents or otherwise related to this Agreement or the Advances or the use of the proceeds thereof (whether or not any Indemnified Person is a party thereto) (all the foregoing, collectively, the "Indemnified Liabilities"); provided, that the Company shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Section 9.05 shall survive termination of the Commitments and payment of the Advances and all other amounts payable under this Agreement.

        9.06 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company may not (unless permitted by Section 6.03) assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Bank.

        9.07    Assignments, Participations, etc.

                (a) Any Bank (x) may, with the written consents of the Company and the Operating Agent, which consent of the Operating
Agent shall not be unreasonably withheld, at any time assign and delegate to one (1) or more banks or other Banks or to an Affiliate of such assigning Bank, which Affiliate shall not itself be a bank, provided that such Affiliate has a net worth of at least Seventy-
Five Million Dollars ($75,000,000), and (y) may, with notice to the Operating Agent and the Company but without the consent of the Company or either of the Agents, assign and delegate to any Affiliate of such Bank which shall itself be a bank having a combined capital, surplus and undivided profits of at least
Seventy-Five Million Dollars ($75,000,000) (each such bank, assignee Bank or Affiliate, as the case may be, being an "Assignee"), all or any part of the Advances or the Commitments or any other rights or obligations of such Bank hereunder in a minimum amount of Twenty Million Dollars ($20,000,000); provided, that the Company and the Agents shall be entitled to continue to deal solely and directly with such assigning Bank in connection with the interests so assigned to an Assignee until (i) the Operating Agent shall have received an Assignment Notice and Acceptance in the form of Exhibit G duly executed by the assigning Bank, its Assignee and the Company, (ii) the processing fees described below shall have been paid and (iii) the assigning Bank shall have delivered to the


                                               Exhibit 10(a)
                                               -------------
                                                ( 73 of 152)


Operating Agent any Notes that shall be subject to such assignment. From and after the date (an "Assignment Effective Date") on which the Operating Agent shall notify the Company and the assigning Bank that (i), (ii) and (iii) above shall have occurred and all consents (if any) required under the preceding sentence shall have been given: (x) the Assignee thereunder shall be deemed to be a party hereto and, to the extent that rights and obligations hereunder shall have been assigned to it pursuant to such Assignment Notice and Acceptance, shall have the rights and obligations of a Bank under the Loan Documents (including without limitation the right to receive any facility fee payable pursuant to Section 2.10(a)); and
(y) the assigning Bank shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment Notice and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents (and, in the case of an Assignment Notice and Acceptance covering all or its remaining portion of an assigning Bank's rights and obligations under the Loan Documents, such Bank shall cease to be a party thereto). Within ten (10) Business Days after its receipt of notice by the Operating Agent that it has accepted an executed Assignment Notice and Acceptance, the Company shall execute and deliver to the Operating Agent in exchange for any surrendered Notes, new Notes to the order of the Assignee in an amount equal to the Commitment assumed by it pursuant to such Assignment Notice and Acceptance (and, if any Competitive Bid Advance shall have been assigned, any corresponding Competitive Bid Note) and, if the assigning Bank shall have retained a portion of its Commitment hereunder, new Notes to the order of the assigning Bank each in an amount equal to the amount retained by it hereunder. The assigning Bank or Assignee shall pay a processing fee to the Operating Agent in the amount of Two Thousand Dollars ($2,000) in respect of each assignment. The Company shall have no responsibility for the payment of any such fee. Notwithstanding the foregoing, any Bank, without notice to or consent of the Company or the Operating Agent may assign, as collateral, any of its rights (including, without limitation, rights to payments of principal and/or interest on the Notes) under this Agreement to any Federal Reserve Bank.

                (b) Any Bank may at any time sell to one (1) or more banks or other entities (each a "Participant") participating interests in any Advances, the Commitment of such Bank or any other interest of such Bank hereunder; provided, that (i) such Bank's obligations under this Agreement shall in such event remain unchanged, (ii) such Bank shall remain solely responsible for the performance of such obligations, (iii) the Company and the agents shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement, (iv) the Company shall have no responsibility for the cost of effecting or administering any such participation and (v) no Bank shall transfer, grant or assign any participating interest


                                               Exhibit 10(a)
                                               -------------
                                                ( 74 of 152)


under which the Participant shall have rights to approve any amendment to, or any consent or waiver with respect to this Agreement except to the extent such amendment, consent or waiver would (A) postpone or extend the Termination Date or the scheduled maturity date of any Advance or the date for the payment of the principal of or interest on any Advance hereunder in which such Participant shall be participating, (B) reduce any amount of principal of any Advance hereunder in which such Participant shall be participating, (C) reduce the interest rate applicable to any Advance hereunder in which such Participant shall be participating, or (D) reduce any fees payable hereunder in which such Participant shall be participating. In the case of any such participation, the Participant shall not have any rights under this Agreement, or any of the Notes, and all amounts payable by the Company hereunder shall be determined as if such Bank had not sold such participation, except that the Company agrees that (a) if amounts outstanding under this Agreement or any of the Notes shall be due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a lender under this Agreement, and (b) each Participant shall be entitled to the benefits of Sections 2.15, 2.17 and 2.18 with respect to its participating interest in the Commitments and the Advances outstanding from time to time; provided, that no Participant shall be entitled to receive any greater amount pursuant to such Sections than the selling Bank would have been entitled to receive in respect of the amount of the participating interest sold by such selling Bank to such Participant had no such sale occurred.

        9.08 Confidentiality. Each Bank agrees to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all non-public information provided to it by the Company or by the Operating Agent on the Company's behalf in connection with this Agreement and agrees and undertakes that neither it nor any of its Affiliates shall use any such information for any purpose or in any manner other than in connection with this Agreement (for purposes of this Agreement information may be treated by any Bank as public if such information (a) was or becomes generally available to the public or (b) was or becomes available on a non-confidential basis from a source other than the Company or its advisors provided that such source is not known by such Bank to be bound by a confidentiality agreement with, or an obligation of confidentiality to, the Company). Any Bank may disclose such information (i) at the request of any bank regulatory authority or in connection with an examination of such Bank by any such authority; (ii) pursuant to subpoena or other court process, or to the extent required in connection with any litigation between


                                               Exhibit 10(a)
                                               -------------
                                                ( 75 of 152)

such Bank and the Company provided that such disclosure is subject to an appropriate protective order if such protective order is available; (iii) when otherwise required to do so in accordance with the provisions of any applicable law; (iv) at the express direction of any other agency of any State of the United States of America or of any other jurisdiction in which such Bank conducts its business; (v) to such Bank's independent auditors and other professional advisors; and (vi) to any Participant or Assignee (each, a "Transferee") and any prospective Transferee; provided, that (A) prior to any disclosure by a Bank pursuant to (ii), (iii),
(iv) or (v) such Bank shall, to the extent practicable and lawful, provide advance notice to the Company of such disclosure and (B) any such disclosure to a Transferee or prospective Transferee shall be subject to the condition that (I) unless a Default shall have occurred and be continuing, the Company shall give its prior written consent (which shall not be unreasonably withheld) to disclosures to any particular Participant or prospective Participant (any such consent shall apply to all such disclosures), and (II) such Transferee or prospective Transferee shall execute and deliver to such Bank a confidentiality agreement substantially in the form of Exhibit H and a copy of such agreement shall be sent by such Bank to the Company prior to such disclosure (but the sending of such copy to the Company shall not alter the effect of any provision of Section 9.07(b)).

        9.09    Sharing; Set-off.

                (a) If any Bank (a "benefited Bank") shall, at any time after the occurrence and during the continuance of an Event of Default, receive any payment of all or part of the principal of any of its Advances, or of any interest thereon, or of any fee payable hereunder, whether voluntarily or involuntarily, by set-off, pursuant to events, cases or proceedings of the nature referred to in paragraph (i) or (j) of Article VII, or otherwise, in a greater proportion than that of any payment to any other Bank in respect of the principal of such other Bank's Advances, or interest thereon, or of any corresponding fee payable to such Bank hereunder, such benefited Bank shall purchase for cash from each such other Bank such portion of such other Bank's Advance or Advances as shall be necessary to cause such benefited Bank to share the excess payment ratably with each of the Banks; provided, that if all or any portion of such excess payment or benefits is thereafter recovered by or on behalf of the Company from such benefited Bank, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.
The Company agrees that each Bank so purchasing a portion of another Bank's Advance may exercise all rights of payment
(including, without limitation, rights of set-off) with respect to such portion as fully as if such Bank were the direct holder of such portion.



                                               Exhibit 10(a)
                                               -------------
                                                ( 76 of 152)



                (b) In addition to any rights and remedies of the Banks provided by law, upon the occurrence and during the continuance of any Event of Default each Bank shall have the right, without prior notice to the Company, any such notice being expressly waived by the Company to the fullest extent permitted by applicable law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of the Company against any and all obligations of the Company now or hereafter existing under this Agreement and the Notes and Advances held by such Bank irrespective of whether or not the Operating Agent or such Bank shall have made demand under this Agreement or any Note and although such obligations may be unmatured. Each Bank agrees promptly to notify the Company and the Operating Agent after any such set-off and application made by such Bank; provided, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Bank under this Section 9.09 are in addition to the other rights and remedies (including without limitation, other rights of set-off) which such Bank may have under applicable law.

        9.10 Notification of Addresses, Lending Offices, etc. Each Bank shall notify the Operating Agent in writing of any changes in the address to which notices to such Bank should be directed, of addresses of any of its Lending Offices, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Operating Agent shall reasonably request.

        9.11 Delivery of Documents and Notices. Promptly after receiving from the Company any documents or notices delivered to the Operating Agent hereunder, the Operating Agent will deliver a copy thereof to the Banks.

        9.12 Counterparts; Effectiveness. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Agreement shall become effective when the Operating Agent shall have received counterparts hereof signed by all of the parties hereto (or, in the case of any Bank from which a counterpart executed by it shall not have been received, the Operating Agent shall have received telegraphic, telex or other written confirmation from such Bank of execution of a counterpart hereof by such Bank). A set of the copies of this Agreement signed by all the parties shall be lodged with the Company and the Operating Agent.

        9.13 Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required


                                               Exhibit 10(a)
                                               -------------
                                                ( 77 of 152)

hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

        9.14 Jurisdiction. The Company hereby irrevocably and unconditionally:

                (i) submits for itself and its property in any legal action or proceeding relating to this Agreement or any Note, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

            (ii) consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum and agrees not to plead or claim the same;

           (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Company at its address, and to the attention of the officer, set forth in Section 9.02 or at such other address of which the Operating Agent shall have been notified pursuant thereto. The Person effecting such service shall cause a courtesy copy thereof to be delivered by hand to the receptionist at such address as soon thereafter as shall be reasonably practicable; and

            (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

        9.15 Waiver of Trial by Jury. THE COMPANY, THE AGENTS AND THE BANKS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE THE RIGHT TO
TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING RELATED IN ANY WAY
TO THIS AGREEMENT OR ANY OF THE NOTES IN WHICH THE COMPANY, EITHER
OF THE AGENTS OR ANY OF THE BANKS SHALL BE ADVERSE PARTIES.

        9.16    Governing Law.  THIS AGREEMENT AND THE OTHER LOAN
DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE
WITH,
THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.







                                               Exhibit 10(a)
                                               -------------
                                                ( 78 of 152)



        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                       MCI COMMUNICATIONS CORPORATION



                                       By: /s/ Jonelle St. John
                                       Title:  Vice President
                                                and Treasurer



                                       BANK OF AMERICA NATIONAL TRUST
                                         AND SAVINGS ASSOCIATION,
                                         as Competitive Bid Agent



                                       By:  /s/ Dietmar Schiel
                                       Title:  Vice President



                                       BANK OF AMERICA NATIONAL TRUST
                                         AND SAVINGS ASSOCIATION,
                                         as Operating Agent



                                       By:  /s/ Dietmar Schiel
                                       Title:  Vice President



                                       BA SECURITIES, INC.,
                                       as Syndication Agent



                                       By:  /s/ John A. Finan
                                       Title:  Vice President






                                       Exhibit 10(a)
                                       -------------
                                        ( 79 of 152)



Commitments                            THE BANKS:


$  150,000,000                         BANK OF AMERICA NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION,
                                        as a Bank



                                       By:  /s/ Doug Bontemps
                                       Title:  Vice President


$  115,000,000                         THE BANK OF NOVA SCOTIA



                                       By:  /s/ James R. Trimble
                                       Title:  Senior Relationship Manager


$  115,000,000                         CITIBANK, N.A.



                                       By:  /s/ Natica von Althann
                                       Title:  Managing Director
                                               Attorney-in-Fact



$  115,000,000                         MELLON BANK, N.A.



                                       By:  /s/ John R. Fell, III
                                       Title:  Vice President



$  115,000,000                         NATIONSBANK OF VIRGINIA, N.A.



                                       By:  /s/ Michael R. Williams
                                       Title:  Senior Vice President





                                       Exhibit 10(a)
                                       -------------
                                        ( 80 of 152)




$   95,000,000                         THE BANK OF NEW YORK



                                       By:  /s/ Victoria Wohlsen
                                       Title:  Vice President



$   95,000,000                         CHEMICAL BANK



                                       By:  /s/ Marissa J. Harney
                                       Title:  Vice President



$   95,000,000                         THE FIRST NATIONAL BANK OF CHICAGO



                                       By:  /s/ Ronald L. Coleman
                                       Title:  Assistant Vice President



$   95,000,000                         THE FUJI BANK, LIMITED,
                                       New York Branch



                                       By:  /s/ Takashi Nagao
                                       Title:  Vice President and Manager



$   95,000,000                         THE SUMITOMO BANK, LIMITED,
                                       New York Branch



                                       By: /s/ Yoshinori Kawamura
                                       Title:  Joint General Manager






                                       Exhibit 10(a)
                                       -------------
                                        ( 81 of 152)



$   70,000,000                         THE CHASE MANHATTAN BANK, N.A.



                                       By:  /s/ Robert T. Smith
                                       Title:  Vice President



$   70,000,000                         FIRST INTERSTATE BANK OF CALIFORNIA



                                       By:  /s/ Peter G. Olson
                                       Title:  Senior Vice President



                                       By:  /s/ Wendy V.C. Purcell
                                       Title:  Assistant Vice President



$   70,000,000                         PNC BANK, NATIONAL ASSOCIATION



                                       By:  /s/ Marlene S. Dooner
                                       Title:  Vice President



$   70,000,000                         WACHOVIA BANK OF GEORGIA, N.A.



                                       By:  /s/ David L. Gaines
                                       Title:  Senior Vice President



$   40,000,000                         THE BANK OF TOKYO, LTD.,
                                       New York Agency



                                       By:  /s/ Yukio Yanaka
                                       Title:  Senior Vice President




                                       Exhibit 10(a)
                                       -------------
                                        ( 82 of 152)



$   40,000,000                         CONTINENTAL BANK



                                       By:  /s/ Peggy L. Hayner
                                       Title:  Vice President



$   40,000,000                         THE DAI-ICHI KANGYO BANK, LTD.



                                       By:  /s/ Andreas Panteli
                                       Title:  Vice President



$   40,000,000                         DEUTSCHE BANK AG, New York
                                       and/or Cayman Islands Branch



                                       By:  /s/ Solveigh K. Marcks
                                       Title:  Director

                                       By:  /s/ Bina R. Dabbah
                                       Title:  Vice President



$   40,000,000                         THE INDUSTRIAL BANK OF JAPAN,
                                        LIMITED, New York Branch



                                       By:  /s/ Takeshi Kawano
                                       Title:  Senior Vice President



$   40,000,000                         THE LONG-TERM CREDIT BANK OF JAPAN,
                                        LIMITED, New York Branch



                                       By:  /s/ Hiroshi Sasaki
                                       Title:  Deputy General Manager




                                       Exhibit 10(a)
                                       -------------
                                        ( 83 of 152)


$   40,000,000                         THE MITSUBISHI BANK, LIMITED



                                       By:  /s/ Frank H. Madden
                                       Title:  Joint General Manager



$   40,000,000                         THE SANWA BANK, LTD.



                                       By:  /s/ Dominic J. Sorresso
                                       Title:  Vice President



$   40,000,000                         TORONTO DOMINION (NEW YORK), INC.



                                       By:  /s/ Carol A. Clause
                                       Title:  Vice President



$   25,000,000                         BANQUE NATIONALE DE PARIS



                                       By:  /s/ Phil Truesdale
                                       Title:  Vice President



                                       By:  /s/ Barry S. Feigenbaum
                                       Title:  Senior Vice President















                                       Exhibit 10(a)
                                       -------------
                                        ( 84 of 152)



$   25,000,000                         BANQUE PARIBAS



                                       By:  /s/ Deepa Pasumarty
                                       Title:  Vice President



                                       By:  /s/ Jamie N. Manson
                                       Title:  Assistant Vice President



$   25,000,000                         BARCLAYS BANK PLC



                                       By:  /s/ Andrew M. Wynn
                                       Title:  Director



$   25,000,000                         CIBC, INC.



                                       By:  /s/ Leslie L. Rogers
                                       Title:  Vice President



$   25,000,000                         CREDIT SUISSE



                                       By:  /s/ Dawn E. Rubinstein
                                       Title:  Associate



                                       By:  /s/ Eileen O'Connell Fox
                                       Title:  Member of Senior Management








                                       Exhibit 10(a)
                                       -------------
                                        ( 85 of 152)


$   25,000,000                         THE FIRST NATIONAL BANK OF MARYLAND



                                       By:  /s/ Lauren Johnston



                                       Title:  Corporate Banking Executive



$   25,000,000                         SIGNET BANK/VIRGINIA



                                       By:  /s/ Vincent P. Griffin
                                       Title:  Assistant Vice President



$   25,000,000                         THE TOYO TRUST AND BANKING COMPANY,
                                           LIMITED



                                       By:  /s/ Hiroyuki Fukuro
                                       Title:  Vice President



$   25,000,000                         TRUST COMPANY BANK



                                       By:  /s/ Hollis Linginfelter
                                       Title:  Vice President



                                       By:  /s/ Raymond B. King
                                       Title:  Vice President



                                       Exhibit 10(a)
                                       -------------
                                        ( 86 of 152)

$   25,000,000                         UNION BANK OF SWITZERLAND



                                       By:  /s/ Peter B. Yearley
                                       Title:  Vice President



                                       By:  Daniel H. Perron
                                       Title:  Vice President



$   25,000,000                         WESTDEUTSCHE LANDESBANK
                                       GIROZENTRALE, New York and
                                       Cayman Islands Branches



                                       By: /s/ Lucie L. Guernsey
                                       Title:  Vice President



                                       By:  /s/ Kheil A. McIntyre
                                       Title:  Vice President


























                                       Exhibit 10(a)
                                       -------------
                                        ( 87 of 152)



CONFORMED COPY



=================================================================
=================================================================

                                            $2,000,000,000

                                      REVOLVING CREDIT AGREEMENT

                                       dated as of July 8, 1994




                                                 Among


                                    MCI COMMUNICATIONS CORPORATION


                                                  and


                                    BANK OF AMERICA NATIONAL TRUST
                                       AND SAVINGS ASSOCIATION,

                                       as Competitive Bid Agent
                                          and Operating Agent


                                                  and


                                  THE SEVERAL FINANCIAL INSTITUTIONS
                                            PARTIES HERETO


                                                  and


                                         BA SECURITIES, INC.,

                                         as Syndication Agent



==================================================================


                                       Exhibit 10(a)
                                       -------------
                                        ( 88 of 152)

                                           TABLE OF CONTENTS


Section                                                                               Page
                                               ARTICLE I
                                              DEFINITIONS
1.01    Defined Terms                                                                           1
1.02    Other Definitional Provisions                                                          15

                                              ARTICLE II
                                         THE CREDIT FACILITIES

2.01    Commitments to Make Pro Rata Advances                                                  16
        (a)      Commitments                                                                   16
        (b)      Types of Pro Rata Advances                                                    16
2.02    Competitive Bid Advances                                                               16
        (a)      Competitive Bid Advances                                                      16
        (b)      Competitive Bid Borrowing Requests                                            17
        (c)      Offers of Competitive Bid Advances                                            17
        (d)      Responses by the Company to Offers                                            18
        (e)      Notice of Cancellation                                                        19
        (f)      Notice of Acceptance                                                          19
        (g)      Determining the Competitive Bid Eurodollar Rate                               20
        (h)      Inability to Determine Competitive Bid Eurodollar
                         Rate                                                                  21
        (i)      Borrowing and Reborrowing                                                     21
        (j)      Repayments                                                                    21
        (k)      Interest                                                                      21
        (l)      Insufficient Competitive Bid Advances                                         22
2.03             Evidence of Debt                                                              22
2.04    Procedure for Pro Rata Borrowings                                                      23
2.05    Refunding Borrowings                                                                   24
2.06    Optional Termination or Reduction of Commitments                                       24
2.07    Optional Prepayments of Pro Rata Advances                                              24
2.08    Repayment of Advances                                                                  25
2.09    Termination Date                                                                       25
2.10    Fees                                                                                   25
        (a)      Facility Fee                                                                  25
        (b)      Additional Fees                                                               26
2.11    Interest                                                                               26
        (a)      Interest on Pro Rata Advances                                                 26
        (b)      Interest on Competitive Bid Advances                                          26
        (c)      Interest on Overdue Amounts                                                   26
        (d)      Additional Interest on Eurodollar Rate Advances                               26
        (e)      Payment of Interest on Pro Rata Advances                                      27
        (f)      Maximum Interest Rate                                                         27
2.12    Computation of Interest, Fees and Other Amounts                                        27
2.13    Inability to Determine Interest Rate for Pro Rata
                 Advances                                                                      28




                                               Exhibit 10(a)
                                               -------------
                                                ( 89 of 152)
Section                                                                                       Page

2.14    Pro Rata Treatment and Payments                                                        29
        (a)      Payments by the Company                                                       29
        (b)      Payments by the Banks to the Operating Agent                                  30
2.15    Taxes                                                                                  31
2.16    Illegality                                                                             36
2.17    Requirements of Law                                                                    37
2.18    Funding Losses                                                                         39
                                              ARTICLE III
                                    REPRESENTATIONS AND WARRANTIES

3.01    Corporate Existence and Power                                                          40
3.02    Corporate Authorization; No Contravention                                              40
3.03    Governmental Authorization                                                             41
3.04    Binding Effect                                                                         41
3.05    No Legal Bar                                                                           41
3.06    Litigation                                                                             41
3.07    No Default                                                                             42
3.08    ERISA Compliance                                                                       42
3.09    Use of Proceeds; Margin Regulations                                                    43
3.10    Title to Properties                                                                    43
3.11    Taxes                                                                                  44
3.12    Financial Condition                                                                    44
3.13    Environmental Matters                                                                  44
3.14    Investment Company Act                                                                 45
3.15    Communications Act                                                                     45
3.16    Senior Indebtedness                                                                    45
                                              ARTICLE IV
                                         CONDITIONS PRECEDENT

4.01    Conditions to Initial Advances                                                         45
        (a)      Credit Agreement and the Notes                                                46
        (b)      Corporate Documents of the Company                                            46
        (c)      By-Laws of the Company                                                        46
        (d)      Board Resolutions of the Company                                              46
        (e)      Incumbency Certificate for the Company                                        46
        (f)      Legal Opinion for the Company                                                 46
        (g)      Payment of Fees and Expenses                                                  46
        (h)      Certificate                                                                   46
        (i)      Financial Statements                                                          47
        (j)      MCI Telecom Certificate                                                       47
        (k)  Existing Agreement                                                                47
        (l)      Other Documents                                                               47
4.02 Additional Conditions Precedent                                                           47
        (a)      Margin Regulations                                                            47
        (b)      No Material Adverse Change                                                    47
        (c)      Litigation                                                                    47






                                               Exhibit 10(a)
                                               -------------
                                                ( 90 of 152)
Section                                                                                       Page


4.03    Conditions to All Advances                                                             48
        (a)      Borrowing Notice                                                              48
        (b)      Continuation of Representations and Warranties                                48
        (c)      No Existing Default                                                           48
                                               ARTICLE V
                                         AFFIRMATIVE COVENANTS

5.01    Financial Statements                                                                   49
5.02    Certificates;  Other Information                                                       49
5.03    Preservation of Corporate Existence, etc                                               50
5.04    Maintenance of Property                                                                50
5.05    Insurance                                                                              51
5.06    Payment of Obligations                                                                 51
5.07    Compliance with Laws                                                                   51
5.08    Inspection of Property and Books and Records                                           52
5.09    Hazardous Materials                                                                    52
5.10    Notices                                                                                52
5.11    Consultation after GAAP Changes                                                        54
5.12  Maintenance of Telecommunications Business                                               54
                                              ARTICLE VI
                                          NEGATIVE COVENANTS

6.01  Limitation on Liens                                                                      54
6.02    Sale or Lease of Assets                                                                56
6.03    Consolidations and Mergers                                                             57
6.04    Transactions with Affiliates                                                           57
6.05    Compliance with ERISA                                                                  57
6.06    Use of Proceeds                                                                        58
6.07    Ratio of Total Liabilities to Total Capitalization                                     58
6.08    MCI Telecom Liabilities                                                                59
6.09    No Restriction on Dividends of MCI Telecom                                             59

                                              ARTICLE VII
                                           EVENTS OF DEFAULT

        (a)      Non-Payment of Principal                                                      59
        (b)      Non-Payment of Interest and Facility Fee                                      59
        (c)      Non-Payment of Other Amounts                                                  60
        (d)      Representation or Warranty                                                    60
        (e)      Certain Article VI Defaults                                                   60
        (f)      Other Covenant Defaults                                                       60
        (g)      Other Defaults                                                                60
        (h)      Cross-Default                                                                 60
        (i)      Bankruptcy or Insolvency                                                      61
        (j)      Involuntary Proceedings                                                       62
        (k)      ERISA                                                                         62
        (l)      Monetary Judgments                                                            62
        (m)      Change in Control                                                             62



                                               Exhibit 10(a)
                                               -------------
                                                ( 91 of 152)
Section                                                                                       Page

                                             ARTICLE VIII
                                 THE AGENTS AND THE SYNDICATION AGENT

8.01    Appointment of the Agents; Syndication Agent to Have
                 No Role                                                                       63
8.02    Delegation of Duties of the Agents                                                     64
8.03    Liability of the Agents and the Syndication Agent                                      64
8.04    Reliance by the Agents                                                                 64
8.05    Notice of Default                                                                      65
8.06    Credit Decision                                                                        65
8.07    Indemnification                                                                        66
8.08    Bank of America in its Individual or Separate Capacity                                 66
8.09    Successor Agents                                                                       67
                                              ARTICLE IX
                                             MISCELLANEOUS

9.01    Amendments and Waivers                                                                 67
9.02    Notices                                                                                68
9.03    No Waiver; Cumulative Remedies                                                         69
9.04    Costs and Expenses                                                                     69
9.05    Indemnity                                                                              70
9.06    Successors and Assigns                                                                 70
9.07    Assignments, Participations, etc.                                                      70
9.08    Confidentiality                                                                        72
9.09    Sharing; Set-off                                                                       73
9.10    Notification of Addresses, Lending Offices, etc.                                       74
9.11    Delivery of Documents and Notices                                                      74
9.12    Counterparts; Effectiveness                                                            74
9.13    Severability                                                                           75
9.14    Jurisdiction                                                                           75
9.15    Waiver of Trial by Jury                                                                75
9.16    Governing Law                                                                          76

                                               Exhibit 10(a)
                                               -------------
                                                ( 92 of 152)


                                        SCHEDULES AND EXHIBITS

SCHEDULES:

SCHEDULE I               Lending Offices, Addresses for
                             Notices, Etc. (9.10)
SCHEDULE II              Pricing Grid
SCHEDULE III             Pending Litigation (3.06)
SCHEDULE IV              Environmental Matters (3.13)
SCHEDULE V               Existing Liens (6.01(a))

EXHIBITS:

EXHIBIT         A        Form of Pro Rata Note
EXHIBIT         B        Form of Competitive Bid Note
EXHIBIT         C-1      Form of Pro Rata Borrowing Request
EXHIBIT         C-2      Form of Competitive Bid Borrowing Request
EXHIBIT         D        Form of Competitive Bid Advance Offer
EXHIBIT         E        Form of Competitive Bid Advance Confirmation
EXHIBIT         F-1      Form of Opinion of the General Counsel
                           to the Company
EXHIBIT         F-2      Form of Opinion of Special New York Counsel
                           to the Company
EXHIBIT         G        Form of Assignment Notice and Acceptance
EXHIBIT         H        Form of Confidentiality Agreement



























                                                Exhibit 10(a)
                                                -------------
                                                 ( 93 of 152)
DRAFT 7/1/94


EXHIBIT A

                                         FORM OF PRO RATA NOTE



$                                               July 8, 1994




              FOR VALUE RECEIVED, the undersigned, MCI COMMUNICATIONS CORPORATION, a Delaware corporation (the "Company"), hereby
promises to pay to the order of                    (the "Bank") the
principal sum of              Dollars ($           ) or, if less,
the aggregate unpaid principal amount of all Pro Rata Advances made by the Bank to the Company pursuant to the Revolving Credit Agreement, dated as of July 8, 1994 (such Credit Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time, being hereinafter called the "Agreement"), among the Company, the Bank, the other banks parties thereto, Bank of America National Trust and Savings Association, as Competitive Bid Agent and as Operating Agent, and BA Securities, Inc., as Syndication Agent, on the dates and in the amounts provided in the Agreement.
The Company further promises to pay interest on the unpaid principal amount of the Pro Rata Advances evidenced hereby from time to time at the rates, on the dates, and otherwise as provided in the Agreement.

              The Bank is authorized to endorse the amount and the date on which each Pro Rata Advance is made, the maturity date therefor and each payment of principal with respect thereto on the schedules annexed hereto and made a part hereof, or on continuations thereof which shall be attached hereto and made a part hereof; provided, that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect any obligation of the Company under the Agreement and this Note.

              This Note is one of the Pro Rata Notes referred to in, and is entitled to the benefits of, the Agreement, which Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.




                                                Exhibit 10(a)
                                                -------------
                                                 ( 94 of 152)

              Terms defined in the Agreement are used herein with their defined meanings unless otherwise defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within such State.



                                         MCI COMMUNICATIONS CORPORATION




                                         By:
                                         Title:




































                                                Exhibit 10(a)
                                                -------------
                                                 ( 95 of 152)


Schedule A to Note



REFERENCE RATE ADVANCES AND REPAYMENT OF REFERENCE RATE
ADVANCES



                (2)           (3)            (4)
               Amount       Maturity      Amount of
                 of         Date of       Reference        (5)
    (1)      Reference     Reference         Rate       Notation
   Date     Rate Advance  Rate Advance  Advance Repaid  Made By





































                                                Exhibit 10(a)
                                                -------------
                                                 ( 96 of 152)



Schedule B to Note



                         EURODOLLAR RATE ADVANCES AND REPAYMENT OF EURODOLLAR

                                             RATE ADVANCES



                (2)           (3)            (4)
               Amount      Maturity       Amount of
                 of         Date of       Eurodollar      (5)
    (1)      Eurodollar    Eurodollar        Rate       Notation
   Date     Rate Advance  Rate Advance  Advance Repaid   Made By


































                                                Exhibit 10(a)
                                                -------------
                                                 ( 97 of 152)

DRAFT 7/1/94

EXHIBIT B



                                     FORM OF COMPETITIVE BID NOTE




$2,000,000,000                                  July 8, 1994



              FOR VALUE RECEIVED, the undersigned, MCI COMMUNICATIONS CORPORATION, a Delaware corporation (the "Company"), hereby
promises to pay to the order of                     (the "Bank")
the principal sum of each Competitive Bid Advance made by the Bank to the Company pursuant to the Revolving Credit Agreement, dated as of July 8, 1994 (such Credit Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time, being hereinafter called the "Agreement"), among the Company, the Bank, the other banks parties thereto, Bank of America National
Trust and Savings Association, as Competitive Bid Agent and as Operating Agent, and BA Securities, Inc., as Syndication Agent, on the last day of the Interest Period for such Competitive Bid
Advance. The Company further promises to pay interest on the unpaid principal amount of such Competitive Bid Advance from time to time at the rates, on the dates, and otherwise as provided in the Agreement.

              The Bank is authorized to endorse the amount and the date on which each Competitive Bid Advance is made, the maturity date therefor and each payment of principal with respect thereto on the schedules annexed hereto and made a part hereof, or on continuations thereof which shall be attached hereto and made a part hereof; provided, that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect any obligation of the Company under the Agreement and this Note.

              This Note is one of the Competitive Bid Notes referred to in, and is entitled to the benefits of, the Agreement, which Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.




                                                             Exhibit 10(a)
                                                             -------------
                                                              ( 98 of 152)

              Terms defined in the Agreement are used herein with their defined meanings unless otherwise defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within such State.



                                             MCI COMMUNICATIONS CORPORATION






                                             By:
                                             Title:
































                                                             Exhibit 10(a)
                                                             -------------
                                                              (99 of 152)
Schedule A to Note



                                     COMPETITIVE BID ADVANCES AND
                                 REPAYMENT OF COMPETITIVE BID ADVANCES

                                              (LIBOR BID)


                              (3)
                (2)         Maturity         (4)           (5)
    (1)        Amount         Date        Amount of     Notation
   Date      of Advance    of Advance   Advance Repaid  Made By






































                                                             Exhibit 10(a)
                                                             -------------
                                                              (100 of 152)

Schedule B to Note



                                     COMPETITIVE BID ADVANCES AND
                                 REPAYMENT OF COMPETITIVE BID ADVANCES

                                            (ABSOLUTE BID)


                              (3)
                (2)         Maturity         (4)           (5)
    (1)        Amount         Date        Amount of     Notation
   Date      of Advance    of Advance   Advance Repaid  Made By





































                                               Exhibit 10(a)
                                               -------------
                                                (101 of 152)

DRAFT 7/1/94

EXHIBIT C-1




                                  FORM OF PRO RATA BORROWING REQUEST



            , 19



Bank of America National Trust
        and Savings Association,
        as Operating Agent
1455 Market Street - 12th Floor
San Francisco, California  94103
Attention:  Global Agency

Dear Sirs:

                Reference is made to the Revolving Credit Agreement, dated as of July 8, 1994, among MCI Communications Corporation, the Banks named therein, Bank of America National Trust and Savings Association, as Competitive Bid Agent and as Operating Agent, and
BA Securities, Inc., as Syndication Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein as therein defined.

                This is a request for Pro Rata Advances pursuant to Section [2.04] [2.02(l)] of the Credit Agreement as follows:

Aggregate Principal Amount:                                   $

Borrowing Date:

Type of Advances:

Maturity Date:

Interest Period Duration:
(in the case of Eurodollar Rate Advances)





                                               Exhibit 10(a)
                                               -------------
                                                (102 of 152)


                                       Very truly yours,

                                       MCI COMMUNICATIONS CORPORATION

                                       By:
                                       Title:












































                                               Exhibit 10(a)
                                               -------------
                                                (103 of 152)

EXHIBIT C-2



                               FORM OF COMPETITIVE BID BORROWING REQUEST


            , 19


Bank of America National Trust
        and Savings Association,
        as Competitive Bid Agent
1455 Market Street - 12th Floor
San Francisco, California  94103
Attention:  Global Agency

Dear Sirs:

                Reference is made to the Revolving Credit Agreement, dated as of July 8, 1994, among MCI Communications Corporation, the Banks named therein, Bank of America National Trust and Savings Association, as Competitive Bid Agent and as Operating Agent, and
BA Securities, Inc., as Syndication Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein as therein defined.

                This is a Competitive Bid Borrowing Request for [Absolute Bid] [LIBOR Bid] Competitive Bid Advances pursuant to Section 2.02 of the Credit Agreement as follows:

Aggregate Principal Amount:                    $              $               $

Date of Advance:

Maturity Date:

Interest Period:

Interest Payment Dates:

[Other relevant information]






                                               Exhibit 10(a)
                                               -------------
                                                (104 of 152)

                                       Very truly yours,

                                       MCI COMMUNICATIONS CORPORATION

                                       By:
                                       Title:













































                                               Exhibit 10(a)
                                               -------------
                                                (105 of 152)
DRAFT 7/1/94

EXHIBIT D





                                 FORM OF COMPETITIVE BID ADVANCE OFFER




             , 19



Bank of America National Trust
        and Savings Association,
        as Competitive Bid Agent
1455 Market Street - 12th Floor
San Francisco, California  94103
Attention:  Global Agency

Dear Sirs:

                Reference is made to the Revolving Credit Agreement, dated as of July 8, 1994, among MCI Communications Corporation, the Banks named therein, Bank of America National Trust and Savings Association, as Competitive Bid Agent and as Operating Agent, and
BA Securities, Inc., as Syndication Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein as therein defined.

                In response to the Competitive Bid Borrowing Request of
the Company dated       , 19   and in accordance with Section 2.02
of the Credit Agreement, the undersigned Bank offers to make
Competitive Bid Advances thereunder in the following amounts with the following maturity dates:

Date of Advances:            , 19

Aggregate Maximum Amount:  $


Maturity Date 1      Maturity Date 2      Maturity Date 3

Maximum Amount $     Maximum Amount $     Maximum Amount $

Rate*   Amount $     Rate*   Amount $     Rate*   Amount $

Rate*   Amount $     Rate*   Amount $     Rate*   Amount $



                                               Exhibit 10(a)
                                               -------------
                                                (106 of 152)






                                       Very truly yours,

                                       [NAME OF BIDDING BANK]


                                       By:
                                          Name:
                                          Title:
                                       Telephone No.:
                                       Telecopier No.:








*       Insert "Margin" in place of "Rate" in the case of each LIBOR
        Bid.






























                                                             Exhibit 10(a)
                                                             -------------
                                                              (107 of 152)

DRAFT 7/1/94


EXHIBIT E



                             FORM OF COMPETITIVE BID ADVANCE CONFIRMATION



           , 19



Bank of America National Trust
      and Savings Association,
      as Competitive Bid Agent
1455 Market Street - 12th Floor
San Francisco, California  94103
Attention:  Global Agency

Dear Sirs:

              Reference is made to the Revolving Credit Agreement, dated as of July 8, 1994, among MCI Communications Corporation, the Banks named therein, Bank of America National Trust and Savings
Association, as Competitive Bid Agent and as Operating Agent, and
BA Securities, Inc., as Syndication Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein as therein defined.

              In accordance with Section 2.02 of the Credit Agreement, the undersigned accepts and confirms the offers by Bank(s) to make
Competitive Bid Advances to the undersigned on           , 19
[Date of Advances] under said Section 2.02 in the (respective) amount(s) set forth on the attached list of Competitive Bid
Advances offered.

                            Very truly yours,

                            MCI COMMUNICATIONS CORPORATION



                            By:
                            Title:






                                                             Exhibit 10(a)
                                                             -------------
                                                              (108 of 152)


              [Company to attach Competitive Bid Advance offer list prepared by the Competitive Bid Agent with accepted amount entered by the Company to right of each Competitive Bid Advance offer.]


















































                                                             Exhibit 10(a)
                                                             -------------
                                                              (109 of 152)


DRAFT 7/1/94


EXHIBIT F-1



                           FORM OF OPINION OF GENERAL COUNSEL TO THE COMPANY



July 8, 1994



To the Banks and Agents party to
      the below-mentioned Credit Agreement

Dear Sirs:

      I am the General Counsel of MCI Communications Corporation, a Delaware corporation (the "Company") and have acted as such, in connection with the execution and delivery of the Revolving Credit Agreement, dated as of July 8, 1994 (the "Credit Agreement"), among the Company, the banks named therein (the "Banks"), Bank of America National Trust and Savings Association, as Competitive Bid Agent and Operating Agent for the Banks (the "Agents"), and BA Securities, Inc., as Syndication Agent.

      This opinion is provided to the Banks and the Agents as required pursuant to Section 4.01(f) of the Credit Agreement.
Capitalized terms not otherwise defined herein have the respective meanings set forth in the Credit Agreement.

      I have examined as such counsel: executed copies of the Credit Agreement and the Notes; certificates of public officials from the State of Delaware; the certificate of incorporation and by-laws of the Company as amended to date; records of proceedings of the Board of Directors of the Company during or by which resolutions were adopted relating to matters covered by this opinion; and certificates of officers of the Company as to certain factual matters. In addition, I have made such other investigations as I have deemed necessary to enable me to express the opinions hereinafter set forth. In such review and investigation, I have assumed the genuineness of all signatures of persons signing the Credit Agreement on behalf of parties







                                                             Exhibit 10(a)
                                                             -------------
                                                              (110 of 152)

thereto other than the Company, the authenticity of all documents submitted to me as originals and the conformity to authentic original documents of all documents submitted to me as certified, conformed or photostatic copies. As to various questions of fact pertinent to my opinion, I have relied on statements made by officers of the Company and the recitals and representations and warranties (other than with respect to Sections 3.01 and 3.02) contained in the Credit Agreement.

      Based upon the foregoing, and further subject to the last two paragraphs of this letter, I hereby advise you that in my opinion:

      1. The Company has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Delaware.

      2. The Company has the corporate power and authority to own and operate (or lease, as the case may be) its properties, to conduct the business in which it is currently engaged and to execute, deliver and perform, and borrow under, the Credit
Agreement and to execute, deliver and perform  the Notes.

      3. The Company is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified would not, in the aggregate, have a material adverse effect on the business, operations, properties or financial or other condition of the Company and its Subsidiaries, taken as a whole and would not materially adversely affect the ability of the Company to perform its obligations under the Credit Agreement.

      4. The Credit Agreement and the borrowings proposed to be made thereunder and the Notes have been duly authorized by the Company and no further corporate action is required in connection therewith. The Credit Agreement and the Notes have each been duly executed and delivered on behalf of the Company.

      5. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company or (with respect to any Governmental
Authority of the United States charged with regulating telecommunications) enforcement against the Company of the Credit
Agreement or the Notes or the borrowings proposed to








                                                             Exhibit 10(a)
                                                             -------------
                                                              (111 of 152)

be made under the Credit Agreement, except such governmental authorizations which have been duly obtained and are in full force and effect.

      6. The execution, delivery and performance of the Credit Agreement and the borrowings proposed to be made under the Credit Agreement and the Notes will not (i) violate any Requirement of Law applicable to the Company or any Contractual Obligation of the Company, or (ii) result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to such Requirement of Law or Contractual Obligation.

      7. Except as set forth in Schedule III to the Credit Agreement, no litigation, investigation or proceedings of or before any court, arbitrator or other Governmental Authority is pending or, to the best of my knowledge, threatened against the Company or any of its properties or revenues (i) with respect to the Credit Agreement or any of the borrowings proposed to be made under the Credit Agreement or (ii) which has a reasonable possibility of being determined adversely to the Company and if so determined would have a material adverse effect on the business, operations, properties or financial condition of the Company or on the ability of the Company to perform its obligations with respect to the Credit Agreement.

      8. The Company is not an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

      I am a member of the Bar of the State of Illinois, and I do not express any opinion herein concerning any law other than the federal law of the United States and the Delaware General
Corporation Law.

      This letter has been furnished to you pursuant to Article IV of the Credit Agreement for your use in connection with the Credit
Agreement, and may not be relied upon for any other purpose without my consent.

                            Very truly yours,















                                                             Exhibit 10(a)
                                                             -------------
                                                              (112 of 152)

DRAFT 7/5/94

EXHIBIT F-2



July 8, 1994



                                  FORM OF OPINION OF SPECIAL NEW YORK
                                        COUNSEL TO THE COMPANY


To the Banks listed on
Schedule I annexed hereto


Dear Sirs:

      We have acted as special counsel for MCI Communications Corporation (the "Company"), a Delaware corporation, in connection with the Revolving Credit Agreement, dated as of July 8, 1994 (the "Agreement"), among the Company, the several financial institutions parties thereto (the "Banks"), Bank of America National Trust and Savings Association, as Competitive Bid Agent and Operating Agent for the Banks (the "Agents"), and BA Securities, Inc., as Syndication Agent (the "Syndication Agent").

      We have read a copy of an execution form of the Agreement and have made such other investigations as we have deemed necessary for the purpose of rendering the opinion hereinafter expressed. In such examinations, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to the original of all copies submitted to us as conformed or photocopies, and the authenticity of the originals of such latter documents. As to various questions of fact pertinent to our opinion, we have relied upon representations, statements or certificates of officers and representatives of the Company and others, including representations contained in the Agreement. Capitalized terms used herein without definition have the respective meanings assigned thereto in the Agreement.

      We have assumed that the Company has duly authorized, executed and delivered the Agreement and the Notes and that the Banks, the Agents and the Syndication Agent have each duly







                                                             Exhibit 10(a)
                                                             -------------
                                                              (113 of 152)

executed and delivered the Agreement and that the Agreement constitutes a legal, valid, binding and enforceable obligation of the Banks, the Agents and the Syndication Agent.

      Based upon and subject to the foregoing and to the last paragraph hereof, we are of the opinion that:

      1. Each of the Agreement and the Notes is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, liquidation, moratorium or similar laws affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether enforcement is sought by proceedings in equity or at law).

      2. No consent, approval, authorization, registration or filing with the State of New York is required in connection with the execution, delivery or performance by the Company of the Agreement or the Notes or the borrowings proposed to be made under the Agreement, other than those which have been made or obtained and are in full force and effect.

      3. The execution, delivery and performance by the Company of the Agreement and the Notes and the borrowings proposed to be made under the Agreement do not violate, contravene or result in a breach of any law of the State of New York applicable to the Company.

      This opinion is being delivered to you pursuant to
Section 4.01(f) of the Agreement and neither this opinion nor any part thereof may be delivered to or relied on by any other person without our prior written consent.

      We are qualified to practice law only in the State of New York and we express no opinion as to the laws of any other jurisdiction, other than the federal laws of the United States, except that we express no opinion as to any matters arising under the Communications Act of 1934 or any similar state or local statute regarding communications.

                                             Very truly yours,



                                             Kramer, Levin, Naftalis,
                                             Nessen, Kamin & Frankel








                                                             Exhibit 10(a)
                                                             -------------
                                                              (114 of 152)
                                              Schedule I


BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION
THE BANK OF NOVA SCOTIA
CITIBANK, N.A.
MELLON BANK, N.A.
NATIONSBANK OF VIRGINIA, N.A.
THE BANK OF NEW YORK
CHEMICAL BANK
THE FIRST NATIONAL BANK OF CHICAGO
THE FUJI BANK, LIMITED, New York Branch
THE SUMITOMO BANK, LIMITED, New York Branch
THE CHASE MANHATTAN BANK, N.A.
FIRST INTERSTATE BANK OF CALIFORNIA
PNC BANK, NATIONAL ASSOCIATION
WACHOVIA BANK OF GEORGIA, N.A.
THE BANK OF TOKYO, LTD., New York Agency
CONTINENTAL BANK, N.A.
THE DAI-ICHI KANGYO BANK, LTD.
DEUTSCHE BANK AG, New York and/or Cayman Islands Branch
THE INDUSTRIAL BANK OF JAPAN, LIMITED, New York Branch
THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED, New York Branch THE MITSUBISHI BANK, LIMITED
THE SANWA BANK, LTD.
THE TORONTO-DOMINION BANK
BANQUE NATIONALE DE PARIS
BANQUE PARIBAS
BARCLAYS BANK PLC
CIBC, INC.
CREDIT SUISSE
THE FIRST NATIONAL BANK OF MARYLAND
SIGNET BANK/VIRGINIA
THE TOYO TRUST AND BANKING COMPANY, LIMITED
TRUST COMPANY BANK
UNION BANK OF SWITZERLAND
WESTDEUTSCHE LANDESBANK GIROZENTRALE, New York and
  Cayman Islands Branches


                                                             Exhibit 10(a)
                                                             -------------
                                                              (115 of 152)
DRAFT 7/1/94

EXHIBIT G


                                     FORM OF ASSIGNMENT NOTICE AND
                                              ACCEPTANCE


July 8, 1994



Bank of America National Trust
  and Savings Association,
  as Operating Agent
1455 Market Street - 12th Floor
San Francisco, California  94103
Attention:  Global Agency

MCI Communications Corporation
1133 Nineteenth Street, N.W.
Washington, D.C.  20036
Attention:  Corporate Law Department

              Re:     Revolving Credit Agreement dated as of
                      July 8, 1994;

Dear Sirs:

      We refer to the Revolving Credit Agreement, dated as of July 8, 1994 (the "Credit Agreement"), among MCI Communications
Corporation, the Banks referred to therein, Bank of America
National Trust and Savings Association, as Competitive Bid Agent and Operating Agent, and BA Securities, Inc., as Syndication Agent. Terms defined in the Credit Agreement are used herein as therein defined.

      1.      We hereby give you notice of, and request your consent to,
the assignment by                    (the "Assignor") to
    (the "Assignee") of     % of the right, title and interest of
the Assignor in and to the Credit Agreement and any Note or Notes
issued to the Assignor thereunder (including without limitation the right, title and interest of the Assignor in and to the Commitments of the Assignor and all outstanding Advances made by the Assignor). Before giving effect to such assignment: the aggregate amount of
the Assignor's Commitments is $      and the aggregate principal
amount of its outstanding Advances is $         .

      2. The Assignee hereby represents and warrants that it has complied with the requirements of Section 9.07(a) of the Credit
Agreement in connection with this assignment.



                                                             Exhibit 10(a)
                                                             -------------
                                                              (116 of 152)



      3. Upon receiving your consent to such assignment, the Assignor will surrender to the Operating Agent any Note or Notes then held by the Assignor, whereupon the Company is to deliver to the Operating Agent a new Note or Notes in accordance with Section 9.07(a) of the Credit Agreement reflecting such assignment.

      4. The Assignee agrees that, upon receiving your consent to such assignment and from and after the Assignment Effective Date, the Assignee will be bound by the terms of the Credit Agreement, with respect to the interest in the Credit Agreement, any Notes and the Guaranties assigned to it as specified above, as fully and to the same extent as if the Assignee were the Bank originally holding such interest in the Credit Agreement and such Notes.

      5.      The following administrative details apply to the
Assignee:

      (A)     Eurodollar Lending Office:

                      Assignee name:
                      Address:
                      Attention:
                      Telephone:  (   )
                      Telecopier:  (   )
                      Telex (Answerback):

      (B)     Domestic Lending Office:

                      Assignee name:
                      Address:


                      Attention:
                      Telephone:  (   )
                      Telecopier:  (   )
                      Telex (Answerback):

      (C)     Notice Address:

                      Assignee name:
                      Address:


                      Attention:
                      Telephone:
                      Telecopier:
                      Telex (Answerback)





                                                             Exhibit 10(a)
                                                             -------------
                                                              (117 of 152)

      (D)     Payment Instructions:

                      Account No.:
                                 At:


                               Ref.:
                        Attention:


      IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment Notice and Acceptance to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.

                                             Very truly yours,


                                             [Name of Assignor]


                                             By:
                                             Title:


                                             [Name of Assignee]


                                             By:
                                             Title:


We hereby consent to the
foregoing assignment.

MCI COMMUNICATIONS CORPORATION


By:
Title:


BANK OF AMERICA NATIONAL TRUST
  AND SAVINGS ASSOCIATION,
  as Operating Agent


By:
Title:






                                                             Exhibit 10(a)
                                                             -------------
                                                              (118 of 152)

DRAFT 7/1/94

EXHIBIT H



                                   FORM OF CONFIDENTIALITY AGREEMENT




           , 19



[Insert Name and Address
of Bank]


Ladies and Gentlemen:

      You have informed us that MCI Communications Corporation (the "Company") has entered into a Revolving Credit Agreement, dated as of July 8, 1994 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), with you and other Banks, Bank of America National Trust and Savings Association, as Operating Agent and Competitive Bid Agent, and BA Securities, Inc., as Syndication Agent.

      You have also informed us that you have agreed to keep confidential any information concerning the Company which shall be furnished to you by or on behalf of the Company (herein collectively referred to as the "Information"). The term "Information" does not include information which (i) was or becomes generally available to the public, other than as a result of a disclosure by us or (ii) was or becomes available on a non-confidential basis from a source other than the Company or its advisors provided that such source is not known by us to be bound by a confidentiality agreement with, or an obligation of confidentiality to, the Company.

      We are requesting that you provide us with a copy of certain of the Information. We understand that we, as a Participant (as defined in the Credit Agreement) or prospective Participant, must enter into this Agreement before receiving any Information. Such Information will be made available by you upon our execution of this Agreement and delivery of a copy of this Agreement to the Company. In consideration thereof, we agree that the Information provided to us will be kept confidential, in accordance with our customary procedure for handling confidential information and in accordance with safe and sound practices, and will not be disclosed by us except to the extent such disclosure would be permitted under
Section 9.08 of the Credit Agreement if we were a Bank party thereto.

                                                             Exhibit 10(a)
                                                             -------------
                                                              (119 of 152)


      We and our affiliates, directors, officers, employees and representatives further agree (a) to be bound by the terms of this Agreement whether or not we elect to purchase a participation and
(b) upon our purchase of a participation in the Credit Agreement to be bound by the confidentiality provisions of the Credit Agreement as if we were a Bank party thereto. We further agree to return to you promptly all written Information (and any photocopies thereof) in the event that we elect not to purchase a participation. This Agreement shall inure to the benefit of the Company.

      This Agreement shall become effective upon your receipt thereof, and shall not be subject to any requirement that you acknowledge such receipt.

      This Agreement shall be governed by and construed in accordance with the law of the State of New York.


                            Very truly yours,

                            [Insert Name of Participant]



                            By:
                            Title:



























                                                             Exhibit 10(a)
                                                             -------------
                                                              (120 of 152)

                                                                                                           SCHEDULE II

                                                                   MCI COMMUNICATIONS CORPORATION
                                                                 FIVE-YEAR REVOLVING CREDIT FACILITY

                                                                            PRICING GRID
                                                                         (percentage points)

                Pricing Level I   Pricing Level II  Pricing Level III Pricing Level IV
                ----------------  ---------------   ----------------  -----------------

Long Term
Senior                 A+                A                 A-               BBB+
Unsecured              A+                A                 A-               BBB+
Debt                   A1                A2                A3               Baa1
Ratings*
- ---------------------------------------------------------------------------------------------
Facility Fee:         .08               .10               .125              .15
- --------------------------------------------------------------------------------------------
Eurodollar
Rate Advance
Margin:               .20               .20               .20               .25
- --------------------------------------------------------------------------------------------

                Pricing Level V   Pricing Level VI  Pricing Level VII
                ---------------   ----------------  -----------------

Long Term                                               Below
Senior                BBB               BBB-             BBB-
Unsecured             BBB               BBB-             BBB-
Debt                  Baa2              Baa3             Baa3
Ratings*
- -------------------------------------------------------------------------
Facility Fee:         .17               .20             .3125
- -------------------------------------------------------------------------
Eurodollar
Rate Advance
Margin:               .30               .35             .5625
- -------------------------------------------------------------------------

                *  Ratings shown are those of S&P, Fitch and Moody's, respectively.
                   In the event of split rating, the highest rating will apply.




                                                Exhibit 10(a)
                                                -------------
                                                 (121 of 152)


                                              SCHEDULE I

                                      LENDING OFFICES, ADDRESSES
                                           FOR NOTICES, ETC.


BANK OF AMERICA NATIONAL TRUST
      AND SAVINGS ASSOCIATION

DOMESTIC LENDING OFFICE:

PSO #5693
1850 Gateway Boulevard
Concord, CA  94520
Attention:            K. Lynne Calica
Telephone:            (415) 675-7209
Rapifax:              (415) 675-7531

EURODOLLAR LENDING OFFICE:

PSO #5693
1850 Gateway Boulevard
Concord, CA  94520
Attention:            K. Lynne Calica
Telephone:            (415) 675-7209
Rapifax:              (415) 675-7531

NOTICE ADDRESS REGARDING
      PRO RATA ADVANCES:

PSO #5693
1850 Gateway Boulevard
Concord, CA  94520
Attention:            K. Lynne Calica
Telephone:            (415) 675-7209
Rapifax:              (415) 675-7531

NOTICE ADDRESS REGARDING
      COMPETITIVE BID ADVANCES:

555 California Street
BISD Money Market Trading 3305
San Francisco, CA  94104
Attention:            Carolyn Alberts
Telephone:            (415) 622-2020
Rapifax:              (415) 622-2237







                                                Exhibit 10(a)
                                                -------------
                                                 (122 of 152)

Copies:       Douglas Bontemps
              335 Madison Avenue
              New York, NY  10017
              Telephone:         (212) 503-8074
              Rapifax:           (212) 503-7771


THE BANK OF NEW YORK

DOMESTIC LENDING OFFICE:

One Wall Street
New York, NY  10286
Attention:            Lorna Alleyne
Telephone:            (212) 635-6737
Rapifax:              (212) 635-6399

EURODOLLAR LENDING OFFICE:

One Wall Street
New York, NY  10286
Attention:            Lorna Alleyne
Telephone:            (212) 635-6737
Rapifax:              (212) 635-6399

NOTICE ADDRESS REGARDING
      PRO RATA ADVANCES:

One Wall Street
New York, NY  10286
Attention:            Lorna Alleyne
Telephone:            (212) 635-6737
Rapifax:              (212) 635-6399

NOTICE ADDRESS REGARDING
      COMPETITIVE BID ADVANCES:

One Wall Street
New York, NY 10286
Attention:            Lorna Alleyne
Telephone:            (212) 635-6737
Rapifax:              (212) 635-6399











                                                Exhibit 10(a)
                                                -------------
                                                 (123 of 152)
Copies of all Notices to:

One Wall Street
New York, NY 10286
Attention:            Victoria Wohlsen
Telephone:            (212) 635-1456
Rapifax:              (212) 635-6434

One Wall Street
New York, NY  10286
Attention:  Julie E. Brennan
Telephone:            (212) 635-6899
Rapifax:              (212) 635-6434

THE BANK OF NOVA SCOTIA

DOMESTIC LENDING OFFICE:

One Liberty Plaza, 26th Floor
New York, NY  10006
Attention:            Tilsa Cora
Telephone:            (212) 225-5044
Rapifax:              (212) 225-5145

EURODOLLAR LENDING OFFICE:

One Liberty Plaza, 26th Floor
New York, NY  10006
Attention:            Tilsa Cora
Telephone:            (212) 225-5044
Rapifax:              (212) 225-5154

NOTICE ADDRESS REGARDING
      PRO RATA ADVANCES:

One Liberty Plaza, 26th Floor
New York, NY  10006
Attention:            Tilsa Cora
Telephone:            (212) 225-5044
Rapifax:              (212) 225-5145

NOTICE ADDRESS REGARDING
      COMPETITIVE BID ADVANCES:

One Liberty Plaza, 25th Floor
New York, NY  10006
Attention:            Sara Schramm/James Trimble
Telephone:            (212) 225-5550/(212) 225-5011
Rapifax:              (212) 225-5517






                                                Exhibit 10(a)
                                                -------------
                                                 (124 of 152)

THE BANK OF TOKYO, LTD.,
      NEW YORK AGENCY

DOMESTIC LENDING OFFICE:

100 Broadway
New York, NY  10005
Attention:            Rochelle Collier
Telephone:            (212) 413-8714
Rapifax:              (212) 732-1678

Copies:       Bank of Tokyo Trust Company
              2000 K Street, N.W.
                Suite 701
              Washington, D.C.  20006
              Attention:  Stanley W. Starr
              Telephone:  (202) 463-0177
              Rapifax:    (202) 293-3416

EURODOLLAR LENDING OFFICE:

100 Broadway
New York, NY  10005
Attention:            Rochelle Collier
Telephone:            (212) 413-8714
Rapifax:              (212) 732-1678

Copies:       Bank of Tokyo Trust Company
              2000 K Street, N.W.
                Suite 701
              Washington, D.C.  20006
              Attention:  Stanley W. Starr
              Telephone:  (202) 463-0177
              Rapifax:    (202) 293-3416

NOTICE ADDRESS REGARDING
      PRO RATA ADVANCES:

100 Broadway
New York, NY  10005
Attention:            Rochelle Collier
Telephone:            (212) 413-8714
Rapifax:              (212) 732-1678











                                                Exhibit 10(a)
                                                -------------
                                                 (125 of 152)

Copies:               Bank of Tokyo Trust Company
                      2000 K Street, N.W.
                        Suite 701
                      Washington, D.C.  20006
                      Attention:  Stanley W. Starr
                      Telephone:  (202) 463-0177
                      Rapifax:    (202) 293-3416

NOTICE ADDRESS REGARDING
      COMPETITIVE BID ADVANCES:

100 Broadway
New York, NY  10005
Attention:  Rochelle Collier
Telephone:  (212) 413-8714
Rapifax:    (212) 732-1678

One Wall Street
New York, NY  10286
Attention:  Lorna Alleyne
Telephone:  (212) 635-6737
Rapifax:    (212) 635-6399


BANQUE NATIONALE DE PARIS

DOMESTIC LENDING OFFICE:

499 Park Avenue, 2nd Floor
New York, NY  10022-1240
Attention:            Roy Johnson
Telephone:            (212) 415-9785
Rapifax:              (212) 415-9695

EURODOLLAR LENDING OFFICE:

499 Park Avenue, 2nd Floor
New York, NY  10022-1240
Attention:            Roy Johnson
Telephone:            (212) 415-9785
Rapifax:              (212) 415-9695

NOTICE ADDRESS REGARDING
      PRO RATA ADVANCES:

499 Park Avenue, 2nd Floor
New York, NY  10022-1240
Attention:            Roy Johnson
Telephone:            (212) 415-9785
Rapifax:              (212) 415-9695





                                                       Exhibit 10(a)
                                                       -------------
                                                        (126 of 152)
NOTICE ADDRESS REGARDING
      COMPETITIVE BID ADVANCES:

499 Park Avenue, 2nd Floor
New York, NY  10022-1240
Attention:            Roy Johnson
Telephone:            (212) 415-9785
Rapifax:              (212) 415-9695

BANQUE PARIBAS

DOMESTIC LENDING OFFICE:

The Equitable Tower
787 Seventh Avenue, 32nd Floor
New York, NY  10019
Attention:            Terry Knuth
Telephone:            (212) 841-2229
Rapifax:              (212) 841-2217

EURODOLLAR LENDING OFFICE:

The Equitable Tower
787 Seventh Avenue, 32nd Floor
New York, NY  10019
Attention:            Terry Knuth
Telephone:            (212) 841-2229
Rapifax:              (212) 841-2217

NOTICE ADDRESS REGARDING
      PRO RATA ADVANCES:

The Equitable Tower
787 Seventh Avenue, 32nd Floor
New York, NY  10019
Attention:            Terry Knuth
Telephone:            (212) 841-2396
Rapifax:              (212) 841-2217


NOTICE ADDRESS REGARDING
      COMPETITIVE BID ADVANCES:

The Equitable Tower
787 Seventh Avenue, 32nd Floor
New York, NY  10019
Attention:            Ms. Wendy Tso
Telephone:            (212) 841-2396
Rapifax:              (212) 841-2555





                                                       Exhibit 10(a)
                                                       -------------
                                                        (127 of 152)
BARCLAYS BANK PLC

DOMESTIC LENDING OFFICE:

222 Broadway, 12th Floor
New York, NY  10038
Attention:            Sandra Coye
Telephone:            (212) 412-4014
Rapifax:              (212) 412-5002

EURODOLLAR LENDING OFFICE:

222 Broadway, 12th Floor
New York, NY  10038
Attention:            Sandra Coye
Telephone:            (212) 412-4014
Rapifax:              (212) 412-5002

NOTICE ADDRESS REGARDING
      PRO RATA ADVANCES:

222 Broadway, 12th Floor
New York, NY  10038
Attention:            Sandra Coye
Telephone:            (212) 412-4014
Rapifax:              (212) 412-5002

NOTICE ADDRESS REGARDING
      COMPETITIVE BID ADVANCES:

222 Broadway, 8th Floor
New York, NY  10038
Attention:            Greg Hurley
Telephone:            (212) 412-2091
Rapifax:              (212) 412-4020

CHEMICAL BANK

DOMESTIC LENDING OFFICE:

270 Park Avenue, 8th Floor
New York, NY 10017
Attention:            Ganesh Persaud
Telephone:            (212) 270-2511
Rapifax:              (212) 270-4016










                                                       Exhibit 10(a)
                                                       -------------
                                                        (128 of 152)
EURODOLLAR LENDING OFFICE:

270 Park Avenue, 8th Floor
New York, NY 10017
Attention:            Ganesh Persaud
Telephone:            (212) 270-2511
Rapifax:              (212) 270-4016

NOTICE ADDRESS REGARDING
      PRO RATA ADVANCES:

270 Park Avenue, 8th Floor
New York, NY  10017
Attention:            Ganesh Persaud
Telephone:            (212) 270-2511
Rapifax:              (212) 270-4016

NOTICE ADDRESS REGARDING
      COMPETITIVE BID ADVANCES:

270 Park Avenue, 8th Floor
New York, NY  10017
Attention:            Russell Gmuca
Telephone:            (212) 834-3462
Rapifax:              (212) 308-0163

CIBC, INC.

DOMESTIC LENDING OFFICE:

Two Paces West, Suite 1200
2727 Paces Ferry Road
Atlanta, GA  30339
Attention:            Ann Milam
Telephone:            (404) 319-4831
Rapifax:              (404) 319-4950

EURODOLLAR LENDING OFFICE:

Two Paces West, Suite 1200
2727 Paces Ferry Road
Atlanta, GA  30339
Attention:            Ann Milam
Telephone:            (404) 319-4831
Rapifax:              (404) 319-4950










                                                       Exhibit 10(a)
                                                       -------------
                                                        (129 of 152)
NOTICE ADDRESS REGARDING
      PRO RATA ADVANCES:

Two Paces West, Suite 1200
2727 Paces Ferry Road
Atlanta, GA  30339
Attention:            Ann Milam
Telephone:            (404) 319-4831
Rapifax:              (404) 319-4950

NOTICE ADDRESS REGARDING
      COMPETITIVE BID ADVANCES:

425 Lexington Avenue
New York, NY  10017
Attention:            Carol Kizzia
Telephone:            (212) 856-3693
Rapifax:              (212) 856-6699

THE CHASE MANHATTAN BANK, N.A.

DOMESTIC LENDING OFFICE:

One Chase Manhattan Plaza, 4th Floor
New York, NY 10081
Attention:            Connie Mandracchia
Telephone:            (212) 552-1136
Rapifax:              (212) 552-7623

EURODOLLAR LENDING OFFICE:

One Chase Manhattan Plaza, 4th Floor
New York, NY 10081
Attention:            Connie Mandracchia
Telephone:            (212) 552-1136
Rapifax:              (212) 552-7623

NOTICE ADDRESS REGARDING
      PRO RATA ADVANCES:

One Chase Manhattan Plaza, 4th Floor
New York, NY  10061
Attention:            Connie Mandracchia
Telephone:            (212) 552-1136
Rapifax:              (212) 552-7623









                                                       Exhibit 10(a)
                                                       -------------
                                                        (130 of 152)
NOTICE ADDRESS REGARDING
      COMPETITIVE BID ADVANCES:

One Chase Manhattan Plaza, 35th Floor
New York, NY  10081
Attention:            Frank Angelico
Telephone:            (212) 552-7482
Rapifax:              (212) 552-2783

CITIBANK, N.A.

DOMESTIC LENDING OFFICE:

399 Park Avenue, 4th Floor
New York, New York   10043
Attention:            Sophie Tetenes
Telephone:            (212) 559-5916
Rapifax:              (212) 593-0054

EURODOLLAR LENDING OFFICE:

399 Park Avenue, 4th Floor
New York, New York   10043
Attention:            Sophie Tetenes
Telephone:            (212) 559-5916
Rapifax:              (212) 593-0054

NOTICE ADDRESS REGARDING
      PRO RATA ADVANCES:

399 Park Avenue, 4th Floor
New York, NY  10043
Attention:            Sophie Tetenes
Telephone:            (212) 559-5916
Rapifax:              (212) 593-0054

NOTICE ADDRESS REGARDING
      COMPETITIVE BID ADVANCES:

One Court Square
45th Floor/Zone 8
Long Island City, NY 11101
Attention:            Doris Mitchell
Telephone:            (718) 248-3648
Rapifax:              (718) 248-3090/3091









                                                       Exhibit 10(a)
                                                       -------------
                                                        (131 of 152)
CONTINENTAL BANK

DOMESTIC LENDING OFFICE:

231 S. LaSalle St.
Chicago, IL  60697-00021
Attention:            Darla Collins
Telephone:            (312) 828-6664
Rapifax:              (312) 974-9102

EURODOLLAR LENDING OFFICE:

231 S. LaSalle Street
Chicago, IL  60697-00021
Attention:            Darla Collins
Telephone:            (312) 828-6664
Rapifax:              (312) 974-9102

NOTICE ADDRESS REGARDING
      PRO RATA ADVANCES:

231 S. LaSalle Street
Chicago, IL  60697-00021
Attention:            Darla Collins
Telephone:            (312) 828-6664
Rapifax:              (312) 974-9102

NOTICE ADDRESS REGARDING
      COMPETITIVE BID ADVANCES:

231 LaSalle Street
Chicago, IL  60697-00021
Attention:            Darla Collins
Telephone:            (312) 828-6664
Rapifax:              (312) 974-9102

CREDIT SUISSE

DOMESTIC LENDING OFFICE:

12 East 49th Street
New York, NY  10017
Attention:            Yvette McQueen
Telephone:            (212) 238-5361
Rapifax:              (212) 238-5389









                                                       Exhibit 10(a)
                                                       -------------
                                                        (132 of 152)

EURODOLLAR LENDING OFFICE:

12 East 49th Street
New York, NY  10017
Attention:            Yvette McQueen
Telephone:            (212) 238-5361
Rapifax:              (212) 238-5389


NOTICE ADDRESS REGARDING
      PRO RATA ADVANCES:

12 East 49th Street
New York, NY  10017
Attention:            Yvette McQueen
Telephone:            (212) 238-5361
Rapifax:              (212) 238-5389

NOTICE ADDRESS REGARDING
      COMPETITIVE BID ADVANCES:

12 East 49th Street
New York, NY  10017
Attention:            Yvette McQueen
Telephone:            (212) 238-5361
Rapifax:              (212) 238-5389

THE DAI-ICHI KANGYO BANK, LTD.

DOMESTIC LENDING OFFICE:

One World Trade Center, 48th Floor
New York, NY 10048
Attention:            Elsie de la Torre
Telephone:            (212) 432-6644
Rapifax:              (212) 524-0579

EURODOLLAR LENDING OFFICE:

One World Trade Center, 48th Floor
New York, NY 10048
Attention:            Elsie de la Torre
Telephone:            (212) 432-6644
Rapifax:              (212) 524-0579










                                                       Exhibit 10(a)
                                                       -------------
                                                        (133 of 152)
NOTICE ADDRESS REGARDING
      PRO RATA ADVANCES:

One World Trade Center, 48th Floor
New York, NY 10048
Attention:            Elsie de la Torre
Telephone:            (212) 432-6644
Rapifax:              (212) 524-0579

NOTICE ADDRESS REGARDING
      COMPETITIVE BID ADVANCES:

One World Trade Center, 48th Floor
New York, NY  10048
Attention:            Andreas Panteli
Telephone:            (212) 432-6633
Rapifax:              (212) 524-0579

DEUTSCHE BANK AG,
      NEW YORK AND/OR CAYMAN ISLANDS BRANCH

DOMESTIC LENDING OFFICE:

31 West 52 Street
New York, NY  10019-2601
Attention:            Aloida Kohen
Telephone:            (212) 474-8208
Rapifax:              (212) 474-8212

EURODOLLAR LENDING OFFICE:

31 West 52 Street
New York, NY  10019-2601
Attention:            Aloida Kohen
Telephone:            (212) 474-8208
Rapifax:              (212) 474-8212

NOTICE ADDRESS REGARDING
      PRO RATA ADVANCES:

31 West 52 Street
New York, NY  10019-2601
Attention:            Aloida Kohen
Telephone:            (212) 474-8208
Rapifax:              (212) 474-8212










                                                           Exhibit 10(a)
                                                           -------------
                                                            (134 of 152)
NOTICE ADDRESS REGARDING
      COMPETITIVE BID ADVANCES:

31 West 52 Street
New York, NY  10019
Attention:            Aloida Kohen
Telephone:            (212) 474-8208
Rapifax:              (212) 474-8212

FIRST INTERSTATE BANK OF CALIFORNIA

DOMESTIC LENDING OFFICE:

1055 Wilshire Boulevard
Los Angeles, CA 90017
Attention:            Denise Houston
Telephone:            (213) 580-6148
Rapifax:              (213) 488-9909/9959

EURODOLLAR LENDING OFFICE:

1055 Wilshire Boulevard
Los Angeles, CA 90017
Attention:            Denise Houston
Telephone:            (213) 580-6148
Rapifax:              (213) 488-9909/9959

NOTICE ADDRESS REGARDING
      PRO RATA ADVANCES:

1055 Wilshire Boulevard
Los Angeles, CA 90017
Attention:            Denise Houston
Telephone:            (213) 580-6148
Rapifax:              (213) 488-9909/9959

NOTICE ADDRESS REGARDING
      COMPETITIVE BID ADVANCES:

707 Wilshire Boulevard, (W16-20)
Los Angeles, CA 90017
Attention:            Matthew Frey
Telephone:            (213) 614-5038
Rapifax:              (213) 614-2305










                                                           Exhibit 10(a)
                                                           -------------
                                                            (135 of 152)
THE FIRST NATIONAL BANK OF CHICAGO

DOMESTIC LENDING OFFICE:

One First National Plaza, Suite 0363, 1-10
Chicago, IL  60670-0363
Attention:            Lynn Pozsgay
Telephone:            (312) 732-8705
Rapifax:              (312) 732-4840

EURODOLLAR LENDING OFFICE:

One First National Plaza, Suite 0363, 1-10
Chicago, IL  60670-0363
Attention:            Lynn Pozsgay
Telephone:            (312) 732-8705
Rapifax:              (312) 732-4840

NOTICE ADDRESS REGARDING
      PRO RATA ADVANCES:

One First National Plaza, Suite 0363, 1-10
Chicago, IL  60670-0363
Attention:            Lynn Pozsgay
Telephone:            (312) 732-8705
Rapifax:              (312) 732-4840

NOTICE ADDRESS REGARDING
      COMPETITIVE BID ADVANCES:

One First National Plaza, Suite 0363, 1-10
Chicago, IL  60670-0363
Attention:            Lynn Pozsgay
Telephone:            (312) 732-8705
Rapifax:              (312) 732-4840

THE FIRST NATIONAL BANK OF MARYLAND

DOMESTIC LENDING OFFICE:

1800 K. Street, N.W.
Washington, D.C. 20006
Attention:            Lauren Johnston
Telephone:            (202) 775-4827
Rapifax:              (202) 775-4838









                                                           Exhibit 10(a)
                                                           -------------
                                                            (136 of 152)
EURODOLLAR LENDING OFFICE:

1800 K. Street, N.W.
Washington, D.C. 20006
Attention:            Lauren Johnston
Telephone:            (202) 775-4827
Rapifax:              (202) 775-4838

NOTICE ADDRESS REGARDING
      PRO RATA ADVANCES:

1800 K Street, N.W.
Washington, D.C. 20006
Attention:            Lauren Johnston
Telephone:            (202) 775-4827
Rapifax:              (202) 775-4838

NOTICE ADDRESS REGARDING
      COMPETITIVE BID ADVANCES:

1800 K Street, N.W.
Washington, D.C. 20006
Attention:            Lauren Johnston
Telephone:            (202) 775-4827
Rapifax:              (202) 775-4838

THE FUJI BANK, LIMITED,
      NEW YORK BRANCH

DOMESTIC LENDING OFFICE:

Two World Trade Center
New York, NY  10048-0001
Attention:            Kathleen Barsotti
Telephone:            (212) 898-2065
Rapifax:              (212) 912-0516

EURODOLLAR LENDING OFFICE:

Two World Trade Center
New York, NY  10048-0001
Attention:            Kathleen Barsotti
Telephone:            (212) 898-2065
Rapifax:              (212) 912-0516










                                                           Exhibit 10(a)
                                                           -------------
                                                            (137 of 152)
NOTICE ADDRESS REGARDING
      PRO RATA ADVANCES:

Two World Trade Center
New York, NY  10048-0001
Attention:            Kathleen Barsotti
Telephone:            (212) 898-2065
Rapifax:              (212) 912-0516

NOTICE ADRESS REGARDING
      COMPETITIVE BID ADVANCES:

Two World Trade Center
New York, NY  10048-0001
Attention:            Kathleen Barsotti
Telephone:            (212) 898-2065
Rapifax:              (212) 912-0516

THE INDUSTRIAL BANK OF JAPAN, LIMITED,
      NEW YORK BRANCH

DOMESTIC LENDING OFFICE:

245 Park Avenue
New York, NY  10167
Attention:            Adriene Mays
Telephone:            (212) 309-6563
Rapifax:              (212) 949-0134

EURODOLLAR LENDING OFFICE:

245 Park Avenue
New York, NY  10167
Attention:            Adriene Mays
Telephone:            (212) 309-6563
Rapifax:              (212) 949-0134

NOTICE ADDRESS REGARDING
      PRO RATA ADVANCES:

245 Park Avenue
New York, NY  10167
Attention:            Adriene Mays
Telephone:            (212) 309-6563
Rapifax:              (212) 949-0134










                                                           Exhibit 10(a)
                                                           -------------
                                                            (138 of 152)
NOTICE ADDRESS REGARDING
      COMPETITIVE BID ADVANCES:

245 Park Avenue
New York, New York   10167
Attention:            Grace Rocco
Telephone:            (212) 309-6620
Rapifax:              (212) 949-0134

THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED,
NEW YORK BRANCH

DOMESTIC LENDING OFFICE:

165 Broadway
New York, NY 10006
Attention:            Robert Pacifici
Telephone:            (212) 335-4801
Rapifax:              (212) 608-3452

EURODOLLAR LENDING OFFICE:

165 Broadway
New York, NY 10006
Attention:            Robert Pacifici
Telephone:            (212) 335-4801
Rapifax:              (212) 608-3452

NOTICE ADDRESS REGARDING
      PRO RATA ADVANCES:

165 Broadway
New York, NY  10006
Attention:            Robert Pacifici
Telephone:            (212) 335-4801
Rapifax:              (212) 608-3452

NOTICE ADDRESS REGARDING
      COMPETITIVE BID ADVANCES:

165 Broadway
New York, NY  10006
Attention:            Robert Pacifici
Telephone:            (212) 335-4801
Rapifax:              (212) 608-3452









                                                           Exhibit 10(a)
                                                           -------------
                                                            (139 of 152)
MELLON BANK, N.A.

DOMESTIC LENDING OFFICE:

Three Mellon Bank Center, 23rd Floor
Pittsburgh, PA  15259
Attention:            Carol Bufalini
Telephone:            (412) 234-4714
Rapifax:              (412) 236-2027

EURODOLLAR LENDING OFFICE:

Three Mellon Bank Center, 23rd Floor
Pittsburgh, PA  15259
Attention:            Carol Bufalini
Telephone:            (412) 234-4714
Rapifax:              (412) 236-2027

NOTICE ADDRESS REGARDING
      PRO RATA ADVANCES:

Three Mellon Bank Center, 23rd Floor
Pittsburgh, PA  15259
Attention:            Carol Bufalini
Telephone:            (412) 234-4714
Rapifax:              (412) 236-2027

NOTICE ADDRESS REGARDING
      COMPETITIVE BID ADVANCES:

Three Mellon Bank Center, 23rd Floor
Pittsburgh, PA  15259
Attention:            Carol Bufalini
Telephone:            (412) 234-4714
Rapifax:              (412) 236-2027

THE MITSUBISHI BANK, LIMITED

DOMESTIC LENDING OFFICE:

225 Liberty Street
Two World Financial Center
New York, NY 10281
Attention:            Frank Conigliaro, Jr.
Telephone:            (212) 667-2670
Rapifax:              (212) 667-3554








                                                           Exhibit 10(a)
                                                           -------------
                                                            (140 of 152)

EURODOLLAR/LENDING OFFICE:

225 Liberty Street
Two World Financial Center
New York, NY 10281
Attention:            Frank Conigliaro, Jr.
Telephone:            (212) 667-2670
Rapifax:              (212) 667-3554

NOTICE ADDRESS REGARDING
      PRO RATA ADVANCES:

225 Liberty Street
Two World Financial Center
New York, NY 10281
Attention:            Frank Conigliaro, Jr.
Telephone:            (212) 667-2670
Rapifax:              (212) 667-3554


NOTICE ADDRESS REGARDING
      COMPETITIVE BID ADVANCES:

225 Liberty Street
Two World Financial Center
New York, NY 10281
Attention:            Frank Conigliaro, Jr.
Telephone:            (212) 667-2670
Rapifax:              (212) 667-3554

NATIONSBANK OF VIRGINIA, N.A.

DOMESTIC LENDING OFFICE:

100 N. Tryon Street
Charlotte, NC 28255
Attention:            William White
Telephone:            (704) 386-7891
Rapifax:              (704) 386-8694

EURODOLLAR LENDING OFFICE:

100 N. Tryon Street
Charlotte, NC 28255
Attention:            William White
Telephone:            (704) 386-7891
Rapifax:              (704) 386-8694






                                                           Exhibit 10(a)
                                                           -------------
                                                            (141 of 152)
NOTICE ADDRESS REGARDING
      PRO RATA ADVANCES:

100 N. Tryon Street
Charlotte, NC 28255
Attention:            William White
Telephone:            (704) 386-7891
Rapifax:              (704) 386-8694

NOTICE ADDRESS REGARDING
      COMPETITIVE BID ADVANCES:

100 N. Tryon Street
Charlotte, NC 28255
Attention:            William White
Telephone:            (704) 386-7891
Rapifax:              (704) 386-8694

PNC BANK, NATIONAL ASSOCIATION

DOMESTIC LENDING OFFICE:

Broad and Chestnut Streets, 9th Floor
MS 12-09-01
Philadelphia, PA 19101-0002
Attention:            Diane Flannery
Telephone:            (215) 585-7457
Rapifax:              (215) 585-6680

EURODOLLAR LENDING OFFICE:

Broad and Chestnut Streets, 9th Floor
MS 12-09-01
Philadelphia, PA 19101-0002
Attention:            Diane Flannery
Telephone:            (215) 585-7457
Rapifax:              (215) 585-6680

NOTICE ADDRESS REGARDING
      PRO RATA ADVANCES:

Broad and Chestnut Streets, 9th Floor
MS 12-09-01
Philadelphia, PA 19101-0002
Attention:            Diane Flannery
Telephone:            (215) 585-7457
Rapifax:              (215) 585-6680







                                                           Exhibit 10(a)
                                                           -------------
                                                            (142 of 152)


NOTICE ADDRESS REGARDING
      COMPETITIVE BID ADVANCES:

Broad and Chestnut Streets, 9th Floor
MS 12-09-01
Philadelphia, PA 19101-0002
Attention:            Diane Flannery
Telephone:            (215) 585-7457
Rapifax:              (215) 585-6680

THE SANWA BANK, LTD.

DOMESTIC LENDING OFFICE:

55 E. 52nd St., 4th Floor
New York, NY  10055
Attention:            Renko Hara
Telephone:            (212) 339-6390
Rapifax:              (212) 754-2368

EURODOLLAR LENDING OFFICE:

55 E. 52nd St., 4th Floor
New York, NY  10055
Attention:            Renko Hara
Telephone:            (212) 339-6390
Rapifax:              (212) 754-2368

NOTICE ADDRESS REGARDING
      PRO RATA ADVANCES:

55 E. 52nd St., 4th Floor
New York, NY  10055
Attention:            Renko Hara
Telephone:            (212) 339-6390
Rapifax:              (212) 754-2368

NOTICE ADDRESS REGARDING
      COMPETITIVE BID ADVANCES:

55 E. 52nd St., 4th Floor
New York, NY  10055
Attention:            Dominic Sorresso
Telephone:            (212) 339-6197
Rapifax:              (212) 754-1304







                                                           Exhibit 10(a)
                                                           -------------
                                                            (143 of 152)

SIGNET BANK/VIRGINIA

DOMESTIC LENDING OFFICE:

7700 Wisconsin Avenue, Suite 400
Bethesda, MD   20814
Attention:            Vincent P. Griffin
Telephone:            (301) 961-9762
Rapifax:              (301) 652-1174

EURODOLLAR LENDING OFFICE:

7700 Wisconsin Avenue, Suite 400
Bethesda, MD   20814
Attention:            Vincent P. Griffin
Telephone:            (301) 961-9762
Rapifax:              (301) 652-1174

NOTICE ADDRESS REGARDING
      PRO RATA ADVANCES:

7700 Wisconsin Avenue, Suite 400
Bethesda, MD   20814
Attention:            Vincent P. Griffin
Telephone:            (301) 961-9762
Rapifax:              (301) 652-1174

NOTICE ADDRESS REGARDING
      COMPETITIVE BID ADVANCES:

707 East Main Street, 12th Floor
Richmond, VA  23260
Attention:            Judy Wolk
Telephone:            (804) 771-7481
Rapifax:              (804) 225-8225

THE SUMITOMO BANK, LIMITED,
      NEW YORK BRANCH

DOMESTIC LENDING OFFICE:

One World Trade Center
Suite 9651
New York, NY 10048-0001
Attention:            Diana Hurtzig
Telephone:            (212) 553-0153
Rapifax:              (212) 553-0118






                                                           Exhibit 10(a)
                                                           -------------
                                                            (144 of 152)
EURODOLLAR LENDING OFFICE:

One World Trade Center
Suite 9651
New York, NY   10048-0001
Attention:            Diana Hurtzig
Telephone:            (212) 553-0153
Rapifax:              (212) 553-0118

NOTICE ADDRESS REGARDING
      PRO RATA ADVANCES:

One World Trade Center
Suite 9651
New York, NY 10048-0001
Attention:            Diana Hurtzig
Telephone:            (212) 553-0153
Rapifax:              (212) 553-0118

NOTICE ADDRESS REGARDING
      COMPETITIVE BID ADVANCES:

One World Trade Center
Suite 9651
New York, NY 10048-0001
Attention:            Diana Hurtzig
Telephone:            (212) 553-0153
Rapifax:              (212) 553-0118

TORONTO DOMINION (NEW YORK), INC.

DOMESTIC LENDING OFFICE:

909 Fannin Street
Houston, TX  77010
Attention:            Fred Hawley
Telephone:            (713) 653-8281
Rapifax:              (713) 951-9921

EURODOLLAR LENDING OFFICE:

909 Fannin Street
Houston, TX  77010
Attention:            Fred Hawley
Telephone:            (713) 653-8281
Rapifax:              (713) 951-9921








                                                           Exhibit 10(a)
                                                           -------------
                                                            (145 of 152)

NOTICE ADDRESS REGARDING
      PRO RATA ADVANCES:

909 Fannin Street
Houston, TX 77010
Attention:            Fred Hawley
Telephone:            (713) 653-8281
Rapifax:              (713) 951-9921

NOTICE ADDRESS REGARDING
      COMPETITIVE BID ADVANCES:

909 Fannin Street
Houston, TX  77010
Attention:            Fred Hawley
Telephone:            (713) 653-8281
Rapifax:              (713) 951-9921

31 West 52nd Street, 21st Floor
New York, NY 10019
Attention:            Randy Namin
Telephone:            (212) 468-0400
Rapifax:      (212) 262-1949

THE TOYO TRUST AND BANKING
      COMPANY, LIMITED

DOMESTIC LENDING OFFICE:

437 Madison Avenue
New York, NY  10022-7001
Attention:            Gregory W. Blaszczynski
Telephone:            (212) 371-3535
Rapifax:              (212) 371-4963

EURODOLLAR LENDING OFFICE:

437 Madison Avenue
New York, NY  10022-7001
Attention:            Gregory W. Blaszczynski
Telephone:            (212) 371-3535
Rapifax:      (212) 371-4963


NOTICE ADDRESS REGARDING
      PRO RATA ADVANCES:

437 Madison Avenue
New York, NY  10022-7001
Attention:            Ray Valentin
Telephone:            (212) 371-3535
Rapifax:              (212) 371-4963


                                                           Exhibit 10(a)
                                                           -------------
                                                            (146 of 152)

NOTICE ADDRESS REGARDING
      COMPETITIVE BID ADVANCES:

437 Madison Avenue
New York, NY  10022-7001
Attention:            Gregory W. Blaszczynski
Telephone:            (212) 371-3535
Rapifax:              (212) 371-4963

TRUST COMPANY BANK

DOMESTIC LENDING OFFICE:

S.E. Division, 23rd Floor 118
25 Park Place, N.E.
Atlanta, GA  30303-2900
Attention:            Sharon Judge
Telephone:            (404) 588-8341
Rapifax:              (404) 588-8833

EURODOLLAR LENDING OFFICE:

S.E. Division, 23rd Floor 118
25 Park Place, N.E.
Atlanta, GA  30303-2900
Attention:            Sharon Judge
Telephone:            (404) 588-8341
Rapifax:              (404) 588-8833

NOTICE ADDRESS REGARDING
      PRO RATA ADVANCES:

S.E. Division, 23rd Floor 118
25 Park Place, N.E.
Atlanta, GA  30303-2900
Attention:            Sharon Judge
Telephone:            (404) 588-8341
Rapifax:              (404) 588-8833

NOTICE ADDRESS REGARDING
      COMPETITIVE BID ADVANCES:

S.E. Division, 23rd Floor 118
25 Park Place, N.E.
Atlanta, GA  30303-2900
Attention:            Sharon Judge
Telephone:            (404) 588-8341
Rapifax:              (404) 588-8833





                                                           Exhibit 10(a)
                                                           -------------
                                                            (147 of 152)

UNION BANK OF SWITZERLAND

DOMESTIC LENDING OFFICE:

New York Branch
299 Park Avenue
New York, NY 10171
Attention:            Mike Peterson, Loan Servicing Group
Telephone:            (212) 821-3230
Rapifax:              (212) 821-3259

EURODOLLAR LENDING OFFICE:

New York Branch
299 Park Avenue
New York, NY 10171
Attention:            Mike Peterson, Loan Servicing Group
Telephone:            (212) 821-3230
Rapifax:              (212) 821-3259

NOTICE ADDRESS REGARDING
      PRO RATA ADVANCES:

New York Branch
299 Park Avenue
New York, NY 10171
Attention:            Mike Peterson, Loan Servicing Group
Telephone:            (212) 821-3230
Rapifax:              (212) 821-3259

NOTICE ADDRESS REGARDING
      COMPETITIVE BID ADVANCES:

New York Branch
299 Park Avenue
New York,NY  10171
Attention:            Peter B. Yearley/James P. Kelleher
                      Corporate & Institutional Banking
Telephone:            (212) 821-3339/(212) 821-3484
Rapifax:              (212) 821-3383













                                                           Exhibit 10(a)
                                                           -------------
                                                            (148 of 152)

WACHOVIA BANK OF GEORGIA, N.A.

DOMESTIC LENDING OFFICE:

191 Peachtree  St., N.E.
Atlanta, GA 30303
Attention:            Peaches Brown
Telephone:            (404) 332-5281
Rapifax:              (404) 332-1118

EURODOLLAR LENDING OFFICE:

191 Peachtree  St., N.E.
Atlanta, GA 30303
Attention:            Peaches Brown
Telephone:            (404) 332-5281
Rapifax:              (404) 332-1118

NOTICE ADDRESS REGARDING
      PRO RATA ADVANCES:

191 Peachtree  St., N.E.
Atlanta, GA 30303
Attention:            Peaches Brown
Telephone:            (404) 332-5281
Rapifax:              (404) 332-1118

NOTICE ADDRESS REGARDING
      COMPETITIVE BID ADVANCES:

191 Peachtree Street, N.E.
Atlanta, GA 30303
Attention:            Shawne Bailey
Telephone:            (404) 332-6688
Rapifax:              (404) 332-6898

WESTDEUTSCHE LANDESBANK GIROZENTRALE,
      NEW YORK AND CAYMAN ISLANDS BRANCHES

DOMESTIC LENDING OFFICE:

1211 Avenue of the Americas
New York, NY 10036
Attention:            Joanna Yuan
Telephone:            (212) 852-6155
Rapifax:              (212) 302-7946







                                                           Exhibit 10(a)
                                                           -------------
                                                            (149 of 152)
EURODOLLAR LENDING OFFICE:

1211 Avenue of the Americas
New York, NY 10036
Attention:            Joanna Yuan
Telephone:            (212) 852-6155
Rapifax:              (212) 302-7946

NOTICE ADDRESS REGARDING
      PRO RATA ADVANCES:

1211 Avenue of the Americas
New York, NY 10036
Attention:            Joanna Yuan
Telephone:            (212) 852-6155
Rapifax:              (212) 302-7946

NOTICE ADDRESS REGARDING
      COMPETITIVE BID ADVANCES:

1211 Avenue of the Americas
New York, NY 10036
Attention:            Lucie L. Guernsey
Telephone:            (212) 852-6134
Rapifax:              (212) 852-6307





























                                                           Exhibit 10(a)
                                                           -------------
                                                            (150 of 152)


                                             SCHEDULE III



                                    Pending Litigation Against the
                                      Company or its Subsidiaries
                                          as of July 8, 1994
                                             Section 3.06


                                                 NONE










































                                                           Exhibit 10(a)
                                                           -------------
                                                            (151 of 152)


                                              SCHEDULE IV



                                    Environmental Matters Affecting
                                    the Company or its Subsidiaries
                                          as of July 8, 1994
                                             Section 3.13



                                                 NONE








































                                                           Exhibit 10(a)
                                                           -------------
                                                            (152 of 152)



                                              SCHEDULE V


                                   Liens Existing on the Property of
                                              MCI Telecom
                                          as of July 8, 1994
                                            Section 6.01(a)


Liens securing the following Indebtedness:

Conditional sales agreements and other title retention agreements of MCI Telecom or reflected on the balance sheet of the Company as of March 31, 1994.

Other obligations to pay for deferred purchase price of property or services of MCI Telecom as reflected on the balance sheet of the Company as of March 31, 1994.

Other Indebtedness secured by Liens either outstanding as of March 31, 1994 or incurred after such date, which Indebtedness is not material to MCI Telecom.

It is understood that under the Credit Agreement, the interests of lessors under Capitalized Lease Obligations of MCI
      Telecom reflected on the balance sheet of the Company as of March 31, 1994 are not Liens.